EXHIBIT 99.1

                                  $595,193,000
                                  (Approximate)
                                 GSAMP 2005-AHL
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

Overview of the Offered Certificates
------------------------------------

-------------------- ----------------------- ---------------- --------------------- ------------ --------------- -------------------
                                                                                     Estimated     Principal
                     Approximate Principal      Expected            Initial          Avg. Life      Payment          S&P/ Moodys
   Certificates          Balance(1) (4)      Credit Support   Pass-Through Rate(5)   (yrs)(2)     Window(2)(3)         Ratings
-------------------- ----------------------- ---------------- --------------------- ------------ --------------- -------------------
A-1                        $270,570,000            20.65%         LIBOR + [ ]%         1.00      06/05 - 05/07         AAA/Aaa
A-2                        $145,901,000            20.65%         LIBOR + [ ]%         3.00      05/07 - 05/10         AAA/Aaa
A-3                         $77,810,000            20.65%         LIBOR + [ ]%         6.58      05/10 - 08/12         AAA/Aaa
M-1                         $46,407,000            13.20%         LIBOR + [ ]%         4.98      09/08 - 08/12          AA/Aa2
M-2                         $31,769,000             8.10%         LIBOR + [ ]%         4.92      07/08 - 08/12           A/A2
M-3                          $9,343,000             6.60%         LIBOR + [ ]%         4.90      07/08 - 08/12          A-/A3
M-4                          $7,787,000             5.35%         LIBOR + [ ]%         4.90      07/08 - 08/12        BBB+/Baa1
M-5                          $5,606,000             4.45%         LIBOR + [ ]%         4.89      06/08 - 08/12         BBB/Baa2
Total                      $595,193,000
-------------------- ----------------------- ---------------- --------------------- ------------ --------------- -------------------

Not Offered Certificates
------------------------

-------------------- ----------------------- ---------------- --------------------- ------------ --------------- -------------------
M-6                        $5,295,000              N/A            LIBOR + [ ]%          N/A           N/A                 N/A
B-1                        $4,360,000              N/A            LIBOR + [ ]%          N/A           N/A                 N/A
B-2                        $6,229,000              N/A            LIBOR + [ ]%          N/A           N/A                 N/A
-------------------- ----------------------- ---------------- --------------------- ------------ --------------- -------------------


(1) The principal balances of the Offered Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled 1 month at 10% CPR.
(2) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all Certificates.
(3) The last scheduled distribution date for the Certificates is the Distribution Date in April 2035.
(4) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%.
(5) See the "Structure of the LIBOR Certificates" section of this Term Sheet for more information on the pass-through rates of the Offered Certificates.

Selected Mortgage Pool Data(6)
------------------------------

--------------------------------------------------- ---------------------------- ------------------------ --------------------------
                                                         Adjustable Rate               Fixed Rate                Aggregate
--------------------------------------------------- ---------------------------- ------------------------ --------------------------
Scheduled Principal Balance:                                  $505,299,115             $123,505,686               $628,804,802
Number of Mortgage Loans:                                            2,187                      716                      2,903
Average Scheduled Principal Balance:                              $231,047                 $172,494                   $216,605
Weighted Average Gross Coupon:                                      7.259%                   7.035%                     7.215%
Weighted Average Net Coupon:(7)                                     6.749%                   6.525%                     6.705%
Weighted Average Current FICO Score:                                   633                      643                        635
Weighted Average Original LTV Ratio:                                81.73%                   78.62%                     81.12%
Weighted Average Combined Original LTV Ratio:(8)                    81.73%                   78.62%                     81.12%
Weighted Average Stated Remaining Term (months):                       357                      348                        355
Weighted Average Seasoning(months):                                      3                        3                          3
Weighted Average Months to Roll: (9)                                    22                      N/A                         22
Weighted Average Gross Margin:(9)                                    5.85%                      N/A                      5.85%
Weighted Average Initial Rate Cap:(9)                                1.50%                      N/A                      1.50%
Weighted Average Periodic Rate Cap:(9)                               1.50%                      N/A                      1.50%
Weighted Average Gross Maximum Lifetime Rate:(9)                    14.25%                      N/A                     14.25%
--------------------------------------------------- ---------------------------- ------------------------ --------------------------

(6) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(7) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing and trustee fees.
(8) Calculated using Original LTV with respect to first lien loans and Combined Original LTV with respect to second lien loans.
(9) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

o The mortgage loans in the transaction consist of sub-prime fixed rate and adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") originated or acquired by Accredited Home Lenders, Inc. ("Accredited").

o Credit support for the Certificates will be provided through a senior/subordinate structure, initial and target overcollateralization of 1.90%, and excess spread.

o The Mortgage Loans will be serviced by Countrywide Home Loans Servicing LP ("Countrywide").

o None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, (b) classified as "high cost" loans under any other applicable state, federal or local law, or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "GSA05AHL" and on Bloomberg as "GSAMP 05-AHL".

o This transaction will contain a swap agreement with an initial swap notional amount of approximately $599,302,489. For the purposes of calculating the WAC Cap, the swap notional amount will amortize in accordance with the swap schedule. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust will be obligated to pay an amount equal to a per annum rate of 3.979% (on a 30/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates to the swap provider and the trust will be entitled to receive an amount equal to a per annum rate of one-month LIBOR (on an actual/360 basis), on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates from the swap provider.

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.




Time Table
----------

Expected Closing Date:              May 26, 2005

Cut-off Date:                       May 1, 2005

Statistical Calculation Date:       April 1, 2005

Expected Pricing Date:              On or before April 29, 2005

First Distribution Date:            June 27, 2005

Key Terms
---------

Offered Certificates:               Class A, Class M-1, Class M-2, Class M-3,
                                    Class M-4 and Class M-5 Certificates

Class A Certificates                Class A-1, Class A-2 and Class A-3
                                    Certificates

Class M Certificates:               Class M-1, Class M-2, Class M-3, Class M-4,
                                    Class M-5 and Class M-6 Certificates

Class B Certificates:               Class B-1 and Class B-2 Certificates

LIBOR Certificates:                 Class A, Class M and Class B Certificates

Depositor:                          GS Mortgage Securities Corp.

Lead Manager:                       Goldman, Sachs & Co.

Servicer:                           Countrywide Home Loans Servicing LP

Trustee:                            Deutsche Bank National Trust Company

Servicing Fee Rate:                 50 bps

Trustee Fee Rate:                   No more than 1 bp

Distribution Date:                  25th day of the month or the following
                                    business day

Record Date:                        For any Distribution Date, the last business
                                    day of the Interest Accrual Period

Delay Days:                         0 day delay on all Certificates

Prepayment Period:                  The calendar month prior to the Distribution
                                    Date

Due Period:                         The period commencing on the second day of
                                    the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs.

Day Count:                          Actual/360 basis

Interest Accrual Period:            The prior Distribution Date to the day prior
                                    to the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date.

Pricing Prepayment Assumption:      Adjustable rate mortgage loans: CPR starting
                                    at 5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 28%
                                    CPR in month 12 (an approximate 2.091%
                                    increase per month), and remaining at 28%
                                    CPR thereafter. Fixed rate mortgage loans:
                                    CPR starting at 5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 24% CPR in month 12 (an approximate 1.727% increase per month), and remaining at 24% CPR thereafter.

Mortgage Loans:                     The trust will consist of sub-prime, fixed
                                    rate and adjustable rate and first lien
                                    residential mortgage loans.

Excess Spread:                      The initial weighted average net coupon of
                                    the mortgage pool will be greater than the interest payments on the LIBOR Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Statistical Calculation Date rolled one month at 10% CPR:

                                    Initial Gross WAC(1):               7.2146%

                                      Less Fees & Expenses(2):          0.5100%
                                                                       --------
                                    Net WAC(1):                         6.7046%
                                      Less Initial Swap
                                        Outflow(3):                     0.8091%
                                      Less Initial LIBOR Certificate
                                        Coupon (Approx.)(3):            3.3847%
                                                                       --------
                                    Initial Excess Spread(1):           2.5108%

                                       (1)   This amount will vary on each
                                             Distribution Date based on changes
                                             to the weighted average of the
                                             interest rates on the Mortgage
                                             Loans as well as any changes in day
                                             count.
                                       (2)   Includes the Servicing Fee and
                                             Trustee Fee.
                                       (3)   Assumes 1-month LIBOR equal to
                                             3.13800%, initial marketing spreads
                                             and a 30-day month. This amount
                                             will vary on each Distribution Date
                                             based on changes to the weighted
                                             average of the pass-through rates
                                             on the LIBOR Certificates as well
                                             as any changes in day count.

Servicer Advancing:                 Yes as to principal and interest, subject to
                                    recoverability

Compensating Interest:              The Servicer shall provide Compensating
                                    Interest equal to the lesser of (A) the
                                    aggregate of the prepayment interest
                                    shortfalls on the Mortgage Loans for the related Distribution Date resulting from voluntary Principal Prepayments on the
                                    Mortgage Loans during the related Prepayment
                                    Period and (B) one-half its aggregate
                                    Servicing Fee received for the related
                                    Distribution Date.

Optional Clean-up Call:             The transaction has a 10% optional clean-up
                                    call.

Rating Agencies:                    Standard & Poor's Ratings Services, a
                                    division of The McGraw-Hill Companies, Inc.
                                    and Moody's Investors Service, Inc. will rate all of the Offered Certificates.

Minimum Denomination:               $25,000 with regard to each of the Offered
                                    Certificates

Legal Investment:                   It is anticipated that the Class A and Class
                                    M-1 Certificates will be SMMEA eligible.

ERISA Eligible:                     Underwriter's exemption is expected to apply
                                    to all Offered Certificates. However,
                                    prospective purchasers should consult their own counsel.

Tax Treatment:                      All Offered Certificates represent REMIC
                                    regular interests and, to a limited extent, interests in certain notional principal contract payments including basis risk interest carryover payments pursuant to the payment priorities in the transaction; which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract.

Prospectus:                         The Offered Certificates will be offered
                                    pursuant to a prospectus supplemented by a prospectus supplement (together, the
                                    "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                                    Certificates may not be consummated unless the purchaser has received the Prospectus.

                                    PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                    FOR A DESCRIPTION OF INFORMATION THAT SHOULD
                                    BE CONSIDERED IN CONNECTION WITH AN
                                    INVESTMENT IN THE OFFERED CERTIFICATES.

Structure of the LIBOR Certificates
-----------------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the LIBOR Certificates". Prior to the Step-down Date all principal collected or advanced on the Mortgage Loans will be paid to the LIBOR Certificates as described herein. On or after the Step-down Date, so long as no Trigger Event is in effect, the LIBOR Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the WAC Cap. The interest paid to each class will be reduced by prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute) allocated to such class. Any reductions in the Pass Through-Rate attributable to the WAC Cap will be carried forward with interest at the applicable Pass Through-Rate (without regard to the WAC Cap) as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The LIBOR Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 1.90% overcollateralization (funded upfront) (after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 3.80% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate initial balance of the Mortgage Loans as of the Cut-off Date), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate class certificate balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the aggregate of the class certificate balances of the Class A Certificates have been reduced to zero and
(B) the later to occur of:

 (x) the Distribution Date occurring in June 2008; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 41.30%.

-------------- ------------------------------------ ----------------------------
                          Initial Credit                   Step-Down
    Class            Enhancement Percentage(1)          Date Percentage
-------------- ------------------------------------ ----------------------------
      A                        20.65%                        41.30%
-------------- ------------------------------------ ----------------------------
     M-1                       13.20%                        26.40%
-------------- ------------------------------------ ----------------------------
     M-2                       8.10%                         16.20%
-------------- ------------------------------------ ----------------------------
     M-3                       6.60%                         13.20%
-------------- ------------------------------------ ----------------------------
     M-4                       5.35%                         10.70%
-------------- ------------------------------------ ----------------------------
     M-5                       4.45%                          8.90%
-------------- ------------------------------------ ----------------------------
     M-6                       3.60%                          7.20%
-------------- ------------------------------------ ----------------------------
     B-1                       2.90%                          5.80%
-------------- ------------------------------------ ----------------------------
     B-2                       1.90%                          3.80%
-------------- ------------------------------------ ----------------------------

(1) Includes overcollateralization percentage.


Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 42.00% of the prior period's senior Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent) or (ii) during such period, aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative realized loss Percentage") exceeds the amounts set forth below:

-------------------------- -----------------------------------------------------
    Distribution Dates             Cumulative Realized Loss Percentage
-------------------------- -----------------------------------------------------
   June 2007 - May 2008       1.25% for the first month, plus an additional
                               1/12th of 1.50% for each month thereafter
-------------------------- -----------------------------------------------------
   June 2008 - May 2009       2.75% for the first month, plus an additional
                               1/12th of 1.25% for each month thereafter
-------------------------- -----------------------------------------------------
   June 2009 - May 2010       4.00% for the first month, plus an additional
                               1/12th of 1.25% for each month thereafter
-------------------------- -----------------------------------------------------
   June 2010 - May 2011       5.25% for the first month, plus an additional
                               1/12th of 0.75% for each month thereafter
-------------------------- -----------------------------------------------------
 June 2011 and thereafter                        6.00%
-------------------------- -----------------------------------------------------

Step-Up Coupons. For all LIBOR Certificates the coupon will increase after the first Distribution Date on which the Optional Clean-up Call is exercisable, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M and Class B Certificates will increase to 1.5 times the margin at issuance.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class A-2 Pass-Through Rate. The Class A-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class A-3 Pass-Through Rate. The Class A-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap. As to any Distribution Date, a per annum rate equal to the product of
(i) 30 divided by the actual number of days in the Interest Accrual Period and
(ii) the sum of (A) the weighted average gross coupon of the Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and the Trustee Fee Rate and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, in each case divided by the Mortgage Loan balance at the beginning of the related Due Period multiplied by 12.

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of LIBOR Certificates, the supplemental interest amount for each class will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of Certificates at such Certificates' applicable pass-through rate (without regard to the WAC Cap) over interest due on such class of Certificates at a rate equal to their capped pass-through rate, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and
(iii) interest on the amount in clause (ii) at such Certificates' applicable pass-through rate (without regard to the WAC Cap).

Accrued Certificate Interest. For any Distribution Date and each class of LIBOR Certificates, equals the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or the Closing Date in the case of the first Distribution Date) at the related pass-through rate, as reduced by any prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).

Interest Remittance Amount on the LIBOR Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to any net swap receipts and to interest received or advanced on the Mortgage Loans less the servicing fees, the trustee fees, net swap payments and certain swap termination payments owed to the swap provider.

Principal Distribution Amount on the LIBOR Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Principal Remittance Amount.  On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the related prepayment period,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, and that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less servicing fees and trustee fees) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the LIBOR Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate class certificate balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 58.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the class certificate balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 73.60% (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the class certificate balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 83.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the class certificate balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 86.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the class certificate balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 89.30% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), and (F) the class certificate balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 91.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), and (G) the class certificate balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 92.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), and (H) the class certificate balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 94.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date) and (I) class certificate balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 96.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Interest Distributions on the LIBOR Certificates. On each Distribution Date, distributions from available funds will be allocated as follows:

(i) to the Supplemental Interest Trust, net swap payments and certain swap termination payments owed to the swap provider, if any,

(ii) concurrently, from the Interest Remittance Amounts to the Class A Certificates, their Accrued Certificate Interest, and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated pro rata based upon their respective class certificate balances;

(iii) from any remaining Interest Remittance Amounts to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

(iv) from any remaining Interest Remittance Amounts to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the LIBOR Certificates.

On each Distribution Date (A) prior to the Step-down Date or (B) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)   sequentially:

      (a) concurrently, to the Class R Certificates, pro-rata based on their respective class certificate balances, until their respective class certificate balances have been reduced to zero, and

      (b) to the Class A Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero, and

(ii) to the Class M Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero, and

(iii) to the Class B Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero.

On each Distribution Date (A) on or after the Step-down Date and (B) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero,

(ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(v) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vi) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vii) to the Class M-6 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(viii) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero, and

(ix) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero.

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate certificate principal balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class X Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata based on their respective class certificate balances.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

   (i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest shortfall amount,

   (ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest shortfall amount,


   (iii) concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates, and any Class A-3 Basis Risk Carry Forward Amount to the Class A-3 Certificates allocated pro rata by their respective Basis Risk Carry Forward Amounts, and

   (iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, and Class B-2 Certificates any Basis Risk Carry Forward Amount for such classes.

Supplemental Interest Trust. Funds deposited into the Supplemental Interest Trust on a Distribution Date will include: the net swap payments owed to the swap provider for such Distribution Date and net swap receipts from the swap provider for such Distribution Date. Funds in the Supplemental Interest Trust will be distributed on each Distribution Date in the following order of priority:

(i) to the swap provider, any net swap payments and certain swap termination payment (other than a defaulted swap termination payment) owed for such Distribution Date,

(ii)  to the certificateholders, to pay interest according to sections (ii),
      (iii) and (iv) of the "Interest Distributions on the LIBOR Certificates" section, to the extent unpaid from other available funds,

(iii) to the certificateholders, to pay principal according to the section "Principal Distributions on the LIBOR Certificates", but only to the extent necessary to cause the overcollateralization to be maintained at the current overcollateralization amount (prior to distribution of any amounts due), to the extent unpaid from other available funds,

(iv) to the certificateholders, to pay unpaid interest shortfall and Basis Risk Carry Forward Amounts according to the section "Allocation of Net Monthly Excess Cashflow" to the extent unpaid, to the extent unpaid from other available funds,

(v) to the swap provider, any defaulted swap termination payment owed for such Distribution Date,

(vi)  to the holders of the Class X certificates, any remaining amounts.

Allocation of Realized Losses. All realized losses on the Mortgage Loans will be allocated on each Distribution Date, first to the excess cash flow, second in reduction of the overcollateralization amount, third to the Class B-2 Certificates, fourth to the Class B-1 Certificates, fifth to the Class M-6 Certificates, sixth to the Class M-5 Certificates, seventh to the Class M-4 Certificates, eighth to the Class M-3 Certificates, ninth to the Class M-2 Certificates and tenth to the Class M-1 Certificates. An allocation of any realized losses to a class of certificates on any Distribution Date will be made by reducing its class certificate balance, after taking into account all distributions made on such Distribution Date. realized losses will not be allocated to Class A Certificates until the last scheduled Distribution Date.

Remaining Prepayment Penalty Term by Product Type(1)
----------------------------------------------------


 Product            No Penalty     0-12 Months     13-24 Months    25-36 Months    37-48 Months    49-60 Months          Total
--------------------------------------------------------------------------------------------------------------------------------
2 Year ARM          $89,755,567    $70,357,694     $156,233,887     $31,781,635        $589,529     $13,264,212     $361,982,524
2 Year ARM IO         5,345,045     17,233,215       68,189,056      11,503,673         183,995       3,915,664      106,370,648
3 Year ARM              894,663        287,478          513,031       9,811,050               0               0       11,506,223
3 Year ARM IO           247,000              0                0       4,831,428               0               0        5,078,428
5 Year ARM            1,210,301        601,249          275,286       2,977,018         211,530       4,649,495        9,924,880
5 Year ARM IO                 0        405,799          879,696       1,630,001         208,000       4,293,472        7,416,969
6 Month LIBOR                 0              0        1,533,235         412,299               0       1,073,909        3,019,443
Fixed                13,062,729     26,961,477        2,321,713      16,857,294         910,006      56,003,135      116,116,354
Fixed IO                      0        978,650                0       1,885,942               0       4,524,740        7,389,332
--------------------------------------------------------------------------------------------------------------------------------
Total:             $110,515,306   $116,825,562     $229,945,906     $81,690,342      $2,103,060     $87,724,627     $628,804,802
================================================================================================================================

 Product             No Penalty    0-12 Months     13-24 Months    25-36 Months    37-48 Months    49-60 Months
--------------------------------------------------------------------------------------------------------------
2 Year ARM               14.27%         11.19%           24.85%           5.05%           0.09%          2.11%
2 Year ARM IO              0.85           2.74            10.84            1.83            0.03           0.62
3 Year ARM                 0.14           0.05             0.08            1.56               0              0
3 Year ARM IO              0.04              0                0            0.77               0              0
5 Year ARM                 0.19            0.1             0.04            0.47            0.03           0.74
5 Year ARM IO                 0           0.06             0.14            0.26            0.03           0.68
6 Month LIBOR                 0              0             0.24            0.07               0           0.17
Fixed                      2.08           4.29             0.37            2.68            0.14           8.91
Fixed IO                      0           0.16                0             0.3               0           0.72
--------------------------------------------------------------------------------------------------------------
Total:                   17.58%         18.58%           36.57%          12.99%           0.33%         13.95%
==============================================================================================================

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.


Breakeven CDR Table for the Subordinate Certificates
----------------------------------------------------

      The assumptions for the breakeven CDR table below are as follows:
o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied
o 1-month and 6-month Forward LIBOR curves (as of close on April 21, 2005) are used
o     40% loss severity
o     There is a 6 month lag in recoveries
o Priced to call with collateral losses calculated through the life of the applicable bond
o     Certificates are priced at par
o     Assumes bonds pay on 25th of month

------------------------------------------------------------------------------------------------------------------------------------
                                               First Dollar of Loss                LIBOR Flat                    0% Return
------------------------------------------------------------------------------------------------------------------------------------
   Class M-1      CDR (%)                                       24.19                         24.44                         26.78
                  Yield (%)                                    4.7365                        4.2874                        0.0095
                  WAL                                            4.16                          4.16                          3.90
                  Modified Duration                              3.77                          3.77                          3.69
                  Principal Window                      Jul09 - Jul09                 Jul09 - Jul09                 May09 - May09
                  Principal Writedown               37,128.72 (0.08%)            983,244.28 (2.12%)         8,624,196.80 (18.58%)
                  Total Collat Loss           107,932,109.51 (17.33%)       108,773,930.61 (17.46%)       115,038,777.49 (18.47%)
------------------------------------------------------------------------------------------------------------------------------------
   Class M-2      CDR (%)                                       15.97                         16.21                         17.65
                  Yield (%)                                    5.0027                        4.3494                        0.0074
                  WAL                                            4.91                          4.91                          4.56
                  Modified Duration                              4.34                          4.35                          4.28
                  Principal Window                      Apr10 - Apr10                 Apr10 - Apr10                 Feb10 - Feb10
                  Principal Writedown               35,364.42 (0.11%)          1,159,966.53 (3.65%)         7,293,367.35 (22.96%)
                  Total Collat Loss            82,035,743.28 (13.17%)        83,029,026.37 (13.33%)        87,962,072.98 (14.12%)
------------------------------------------------------------------------------------------------------------------------------------
   Class M-3      CDR (%)                                       13.92                         13.99                         14.42
                  Yield (%)                                    4.9818                        4.3378                        0.0676
                  WAL                                            5.16                          5.16                          4.97
                  Modified Duration                              4.53                          4.54                          4.52
                  Principal Window                      Jul10 - Jul10                 Jul10 - Jul10                 Jun10 - Jun10
                  Principal Writedown               50,317.92 (0.54%)            396,148.55 (4.24%)         2,341,906.19 (25.07%)
                  Total Collat Loss            74,438,633.65 (11.95%)        74,746,795.95 (12.00%)        76,256,324.24 (12.24%)
------------------------------------------------------------------------------------------------------------------------------------
   Class M-4      CDR (%)                                       12.32                         12.43                         12.77
                  Yield (%)                                    5.5770                        4.3459                        0.1209
                  WAL                                            5.33                          5.32                          5.09
                  Modified Duration                              4.58                          4.59                          4.57
                  Principal Window                      Sep10 - Sep10                 Sep10 - Sep10                 Aug10 - Aug10
                  Principal Writedown               43,133.99 (0.55%)            610,517.10 (7.84%)         2,216,135.46 (28.46%)
                  Total Collat Loss            67,895,635.34 (10.90%)        68,403,393.40 (10.98%)        69,633,554.66 (11.18%)
------------------------------------------------------------------------------------------------------------------------------------
   Class M-5      CDR (%)                                       11.20                         11.30                         11.54
                  Yield (%)                                    5.7624                        4.2197                        0.0723
                  WAL                                            5.50                          5.48                          5.25
                  Modified Duration                              4.68                          4.70                          4.67
                  Principal Window                      Nov10 - Nov10                 Nov10 - Nov10                 Oct10 - Oct10
                  Principal Writedown                6,879.45 (0.12%)            535,490.72 (9.55%)         1,692,293.59 (30.19%)
                  Total Collat Loss            63,227,437.70 (10.15%)        63,705,982.23 (10.23%)        64,555,145.56 (10.36%)
------------------------------------------------------------------------------------------------------------------------------------


Sensitivity Table for the Subordinate Certificates - To Maturity
----------------------------------------------------------------

      The assumptions for the sensitivity table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied
o     1-month and 6-month LIBOR remain static
o     10% Clean Up Call is not exercised

                                ----------------------------------------------------------------------------------------------------
                                    50 PPA           75 PPA          100 PPA          125 PPA          150 PPA         175 PPA
------------------------------------------------------------------------------------------------------------------------------------
Class A-1     WAL                    1.88             1.30             1.00             0.82            0.70             0.61
              First Prin Pay          1                1                1                1                1               1
              Last Prin Pay           47               32               24               19              16               13
------------------------------------------------------------------------------------------------------------------------------------
Class A-2     WAL                    6.25             4.19             3.00             2.15            1.76             1.49
              First Prin Pay          47               32               24               19              16               13
              Last Prin Pay          120               81               60               34              28               23
------------------------------------------------------------------------------------------------------------------------------------
Class A-3     WAL                   15.27            10.63             7.90             5.91            3.50             2.27
              First Prin Pay         120               81               60               34              28               23
              Last Prin Pay          320              253              194              152              123              32
------------------------------------------------------------------------------------------------------------------------------------
Class M-1     WAL                   10.48             7.17             5.50             4.90            5.29             5.17
              First Prin Pay          57               38               40               44              49               45
              Last Prin Pay          291              216              163              128              103             101
------------------------------------------------------------------------------------------------------------------------------------
Class M-2     WAL                   10.40             7.10             5.39             4.57            4.29             3.74
              First Prin Pay          57               38               38               40              43               38
              Last Prin Pay          271              197              147              115              93               76
------------------------------------------------------------------------------------------------------------------------------------
Class M-3     WAL                   10.31             7.03             5.30             4.44            4.03             3.48
              First Prin Pay          57               38               38               39              41               36
              Last Prin Pay          246              174              130              101              82               67
------------------------------------------------------------------------------------------------------------------------------------
Class M-4     WAL                   10.24             6.96             5.26             4.37            3.93             3.38
              First Prin Pay          57               38               38               39              40               35
              Last Prin Pay          234              165              123               96              77               63
------------------------------------------------------------------------------------------------------------------------------------
Class M-5     WAL                   10.15             6.89             5.19             4.31            3.86             3.30
              First Prin Pay          57               38               37               38              39               35
              Last Prin Pay          222              155              115               90              72               60
------------------------------------------------------------------------------------------------------------------------------------


Sensitivity Table for the Subordinate Certificates - To Call
------------------------------------------------------------

      The assumptions for the sensitivity table below are as follows:
o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied
o     1-month and 6-month LIBOR remain static
o     10% Clean Up Call is exercised on the first possible date

                                ----------------------------------------------------------------------------------------------------
                                    50 PPA           75 PPA          100 PPA          125 PPA          150 PPA         175 PPA
------------------------------------------------------------------------------------------------------------------------------------
Class A-1     WAL                    1.88             1.30             1.00             0.82            0.70             0.61
              First Prin Pay          1                1                1                1                1               1
              Last Prin Pay           47               32               24               19              16               13
------------------------------------------------------------------------------------------------------------------------------------
Class A-2     WAL                    6.25             4.19             3.00             2.15            1.76             1.49
              First Prin Pay          47               32               24               19              16               13
              Last Prin Pay          120               81               60               34              28               23
------------------------------------------------------------------------------------------------------------------------------------
Class A-3     WAL                   13.12             8.92             6.58             4.88            2.95             2.27
              First Prin Pay         120               81               60               34              28               23
              Last Prin Pay          173              118               87               68              55               32
------------------------------------------------------------------------------------------------------------------------------------
Class M-1     WAL                    9.61             6.50             4.98             4.49            4.52             3.75
              First Prin Pay          57               38               40               44              49               45
              Last Prin Pay          173              118               87               68              55               45
------------------------------------------------------------------------------------------------------------------------------------
Class M-2     WAL                    9.61             6.50             4.92             4.21            4.00             3.50
              First Prin Pay          57               38               38               40              43               38
              Last Prin Pay          173              118               87               68              55               45
------------------------------------------------------------------------------------------------------------------------------------
Class M-3     WAL                    9.61             6.50             4.90             4.13            3.78             3.26
              First Prin Pay          57               38               38               39              41               36
              Last Prin Pay          173              118               87               68              55               45
------------------------------------------------------------------------------------------------------------------------------------
Class M-4     WAL                    9.61             6.50             4.90             4.09            3.71             3.19
              First Prin Pay          57               38               38               39              40               35
              Last Prin Pay          173              118               87               68              55               45
------------------------------------------------------------------------------------------------------------------------------------
Class M-5     WAL                    9.61             6.50             4.89             4.08            3.67             3.14
              First Prin Pay          57               38               37               38              39               35
              Last Prin Pay          173              118               87               68              55               45
------------------------------------------------------------------------------------------------------------------------------------


Excess Spread. The information in the following table has been prepared in accordance with the following assumptions (i) One and Six-month LIBOR increase in accordance with the LIBOR Forward Curves as of the close on April 21, 2005,
(ii) daycount convention of 30/360 is applied, and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual excess spread on any distribution date will conform to the corresponding rate set forth for that Distribution Date in the following table.


         Distribution     Excess                   Distribution     Excess                  Distribution     Excess
Period       Date       Spread (%)      Period         Date       Spread (%)      Period        Date       Spread (%)
------       ----       ----------      ------         ----       ----------      ------        ----       ----------
  1         Jun-05       2.6404           49         Jun-09        4.0534           97         Jun-13        3.7078
  2         Jul-05       2.5199           50         Jul-09        4.1943           98         Jul-13        3.8997
  3         Aug-05       2.5082           51         Aug-09        4.0722           99         Aug-13        3.7584
  4         Sep-05       2.5057           52         Sep-09        4.0583          100         Sep-13        3.7650
  5         Oct-05       2.5172           53         Oct-09        4.1985          101         Oct-13        3.9575
  6         Nov-05       2.4920           54         Nov-09        4.0278          102         Nov-13        3.7788
  7         Dec-05       2.5069           55         Dec-09        4.1710          103         Dec-13        3.9722
  8         Jan-06       2.4678           56         Jan-10        4.0121          104         Jan-14        3.7951
  9         Feb-06       2.4657           57         Feb-10        4.0624          105         Feb-14        3.8338
  10        Mar-06       2.5484           58         Mar-10        4.5280          106         Mar-14        4.3944
  11        Apr-06       2.4299           59         Apr-10        4.0346          107         Apr-14        3.8538
  12        May-06       2.4495           60         May-10        4.1788          108         May-14        4.0460
  13        Jun-06       2.3909           61         Jun-10        3.9418          109         Jun-14        3.8711
  14        Jul-06       2.4212           62         Jul-10        4.1184          110         Jul-14        4.0620
  15        Aug-06       2.3557           63         Aug-10        4.0010          111         Aug-14        3.9194
  16        Sep-06       2.3333           64         Sep-10        3.9897          112         Sep-14        3.9308
  17        Oct-06       2.3663           65         Oct-10        4.1481          113         Oct-14        4.1230
  18        Nov-06       2.2862           66         Nov-10        3.9637          114         Nov-14        3.9537
  19        Dec-06       2.3285           67         Dec-10        4.1250          115         Dec-14        4.1480
  20        Jan-07       2.2435           68         Jan-11        3.9466          116         Jan-15        3.9846
  21        Feb-07       3.1127           69         Feb-11        3.9818          117         Feb-15        4.0146
  22        Mar-07       3.4857           70         Mar-11        4.4953          118         Mar-15        4.5665
  23        Apr-07       3.0668           71         Apr-11        3.9588          119         Apr-15        4.0522
  24        May-07       3.1759           72         May-11        4.1251          120         May-15        4.2469
  25        Jun-07       3.0294           73         Jun-11        3.9367
  26        Jul-07       3.1815           74         Jul-11        4.1017
  27        Aug-07       4.0890           75         Aug-11        3.9578
  28        Sep-07       4.0772           76         Sep-11        3.9446
  29        Oct-07       4.1998           77         Oct-11        4.1084
  30        Nov-07       4.0465           78         Nov-11        3.9204
  31        Dec-07       4.1690           79         Dec-11        4.0925
  32        Jan-08       4.0188           80         Jan-12        3.9141
  33        Feb-08       4.1303           81         Feb-12        3.9537
  34        Mar-08       4.4025           82         Mar-12        4.3057
  35        Apr-08       4.0990           83         Apr-12        3.9479
  36        May-08       4.2250           84         May-12        4.1223
  37        Jun-08       4.0592           85         Jun-12        3.9391
  38        Jul-08       4.1761           86         Jul-12        4.1172
  39        Aug-08       4.1152           87         Aug-12        3.9835
  40        Sep-08       4.1100           88         Sep-12        3.9815
  41        Oct-08       4.2481           89         Oct-12        3.8211
  42        Nov-08       4.0870           90         Nov-12        3.6406
  43        Dec-08       4.2262           91         Dec-12        3.8253
  44        Jan-09       4.0677           92         Jan-13        3.6486
  45        Feb-09       4.1061           93         Feb-13        3.6857
  46        Mar-09       4.5479           94         Mar-13        4.2479
  47        Apr-09       4.0815           95         Apr-13        3.6994
  48        May-09       4.2198           96         May-13        3.8881


WAC Cap. The information in the following table has been prepared in accordance with the following assumptions (i) one and six-month LIBOR remain constant at 20.00%, (iii) daycount convention of actual/360 is applied, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.


         Distribution     WAC                     Distribution      WAC                   Distribution       WAC
Period       Date        Cap (%)        Period         Date        Cap (%)       Period        Date         Cap (%)
------       ----        -------        ------         ----        -------       ------        ----         -------
  1         Jun-05       22.2460          49         Jun-09        13.3360          97         Jun-13       11.8883
  2         Jul-05       21.9551          50         Jul-09        13.2462          98         Jul-13       11.8837
  3         Aug-05       22.3863          51         Aug-09        13.3032          99         Aug-13       11.8792
  4         Sep-05       22.1483          52         Sep-09        13.2727         100         Sep-13       11.8746
  5         Oct-05       21.2701          53         Oct-09        13.1858         101         Oct-13       11.8701
  6         Nov-05       21.5681          54         Nov-09        13.2080         102         Nov-13       11.8655
  7         Dec-05       20.6435          55         Dec-09        13.1254         103         Dec-13       11.8610
  8         Jan-06       20.8434          56         Jan-10        13.0698         104         Jan-14       11.8565
  9         Feb-06       20.4225          57         Feb-10        13.0830         105         Feb-14       11.8519
 10         Mar-06       18.4170          58         Mar-10        12.9232         106         Mar-14       11.8474
 11         Apr-06       19.6093          59         Apr-10        13.0328         107         Apr-14       11.8429
 12         May-06       18.7181          60         May-10        12.9630         108         May-14       11.8383
 13         Jun-06       18.8358          61         Jun-10        11.9106         109         Jun-14       11.8338
 14         Jul-06       17.9966          62         Jul-10        11.9238         110         Jul-14       11.8293
 15         Aug-06       18.1041          63         Aug-10        11.9381         111         Aug-14       11.8247
 16         Sep-06       17.7491          64         Sep-10        11.9354         112         Sep-14       11.8202
 17         Oct-06       16.9756          65         Oct-10        11.9310         113         Oct-14       11.8157
 18         Nov-06       17.0642          66         Nov-10        11.9265         114         Nov-14       11.8112
 19         Dec-06       16.3341          67         Dec-10        11.9229         115         Dec-14       11.8067
 20         Jan-07       16.4422          68         Jan-11        11.9359         116         Jan-15       11.8022
 21         Feb-07       10.6983          69         Feb-11        11.9500         117         Feb-15       11.7976
 22         Mar-07       10.3030          70         Mar-11        11.9473         118         Mar-15       11.7931
 23         Apr-07       10.5809          71         Apr-11        11.9428         119         Apr-15       11.7886
 24         May-07       10.4137          72         May-11        11.9383         120         May-15       11.7841
 25         Jun-07       10.4644          73         Jun-11        11.9346
 26         Jul-07       10.3347          74         Jul-11        11.9474
 27         Aug-07       11.4466          75         Aug-11        11.9614
 28         Sep-07       11.3959          76         Sep-11        11.9585
 29         Oct-07       11.2444          77         Oct-11        11.9540
 30         Nov-07       11.2885          78         Nov-11        11.9495
 31         Dec-07       11.1438          79         Dec-11        11.9455
 32         Jan-08       11.2189          80         Jan-12        11.9524
 33         Feb-08       12.0754          81         Feb-12        11.9601
 34         Mar-08       11.8778          82         Mar-12        11.9567
 35         Apr-08       11.9947          83         Apr-12        11.9521
 36         May-08       11.8749          84         May-12        11.9475
 37         Jun-08       11.9104          85         Jun-12        11.9430
 38         Jul-08       11.8251          86         Jul-12        11.9384
 39         Aug-08       12.9435          87         Aug-12        11.9339
 40         Sep-08       12.9102          88         Sep-12        11.9293
 41         Oct-08       12.8009          89         Oct-12        11.9247
 42         Nov-08       12.8313          90         Nov-12        11.9202
 43         Dec-08       12.7265          91         Dec-12        11.9156
 44         Jan-09       12.7762          92         Jan-13        11.9111
 45         Feb-09       13.4739          93         Feb-13        11.9065
 46         Mar-09       13.2546          94         Mar-13        11.9020
 47         Apr-09       13.4066          95         Apr-13        11.8974
 48         May-09       13.3108          96         May-13        11.8928


Swap Agreement. On the Closing Date, the Trustee will enter into a swap agreement with an initial swap notional amount of $599,302,489.00. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust shall be obligated to pay an amount equal to a per annum rate of 3.979% (on a 30/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates to the swap provider and the trust will be entitled to receive an amount equal to a per annum rate of 1-month LIBOR (on a actual/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates from the swap provider. Only the net amount of the two obligations above will be paid by the appropriate party.

Swap Schedule

   Period        Distribution Date       Swap Notional Amount           Period        Distribution Date        Swap Notional Amount
   ------        -----------------       --------------------           ------        -----------------        --------------------
      1               Jun-05                    $599,302,489              38               Jul-08                    $26,944,148
      2               Jul-05                    $585,524,805              39               Aug-08                    $25,697,936
      3               Aug-05                    $569,722,274              40               Sep-08                    $24,508,189
      4               Sep-05                    $551,957,304              41               Oct-08                    $23,374,908
      5               Oct-05                    $532,314,099              42               Nov-08                    $22,293,140
      6               Nov-05                    $510,896,676              43               Dec-08                    $21,261,894
      7               Dec-05                    $487,829,854              44               Jan-09                    $20,278,198
      8               Jan-06                    $463,257,274              45               Feb-09                    $19,340,072
      9               Feb-06                    $437,386,969              46               Mar-09                    $18,445,533
     10               Mar-06                    $412,897,602              47               Apr-09                    $17,592,600
     11               Apr-06                    $389,713,885              48               May-09                    $16,778,302
     12               May-06                    $367,767,466              49               Jun-09                    $16,002,639
     13               Jun-06                    $346,990,981              50               Jul-09                    $15,261,647
     14               Jul-06                    $327,322,020              51               Aug-09                    $14,556,319
     15               Aug-06                    $308,701,146              52               Sep-09                    $13,882,690
     16               Sep-06                    $291,072,883              53               Oct-09                    $13,240,762
     17               Oct-06                    $274,383,737              54               Nov-09                    $12,627,562
     18               Nov-06                    $258,584,178              55               Dec-09                    $12,044,081
     19               Dec-06                    $243,625,663              56               Jan-10                    $10,623,517
     20               Jan-07                    $229,463,615              57               Feb-10                    $10,139,099
     21               Feb-07                     $66,405,899              58               Mar-10                     $9,676,475
     22               Mar-07                     $63,277,489              59               Apr-10                     $9,234,654
     23               Apr-07                     $60,296,683              60               May-10                     $8,813,636
     24               May-07                     $57,456,546              61             Apr-10 onwards                       $0
     25               Jun-07                     $54,751,136
     26               Jul-07                     $52,173,516
     27               Aug-07                     $49,717,744
     28               Sep-07                     $47,377,876
     29               Oct-07                     $45,148,958
     30               Nov-07                     $43,025,047
     31               Dec-07                     $41,001,190
     32               Jan-08                     $39,072,433
     33               Feb-08                     $34,146,029
     34               Mar-08                     $32,565,974
     35               Apr-08                     $31,059,226
     36               May-08                     $29,621,822
     37               Jun-08                     $28,250,789


                     The Mortgage Loans - All Collateral(1)

Scheduled Principal Balance:                                        $628,804,802
Number of Mortgage Loans:                                                  2,903
Average Scheduled Principal Balance:                                    $216,605
Weighted Average Gross Coupon:                                            7.215%
Weighted Average Net Coupon:(2)                                           6.705%
Weighted Average Original FICO Score:                                        635
Weighted Average Original LTV Ratio:                                      81.12%
Weighted Average Combined Original LTV Ratio:                             81.12%
Weighted Average Stated Remaining Term (months):                             355
Weighted Average Seasoning (months):                                           3
Weighted Average Months to Roll:(3)                                           22
Weighted Average Gross Margin:(3)                                          5.85%
Weighted Average Initial Rate Cap:(3)                                      1.50%
Weighted Average Periodic Rate Cap:(3)                                     1.50%
Weighted Average Gross Maximum Lifetime Rate:(3)                          14.25%

      (1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

      (2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fees.

      (3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage loan pool.


                    Distribution by Current Principal Balance

                                                   Pct. Of                   Weighted                 Weighted
                         Number                    Pool By      Weighted       Avg.         Avg.        Avg.                  Pct.
Current Principal         of        Principal     Principal    Avg. Gross    Current     Principal    Original   Pct. Full   Owner
     Balance             Loans       Balance       Balance       Coupon       FICO        Balance       LTV         Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below            38   $    1,696,326       0.27%        8.667%        575   $     44,640     76.15%      87.02%    90.80%
$50,001 - $75,000         155        9,807,952       1.56         8.022         600         63,277     82.22       76.52     94.30
$75,001 - $100,000        234       20,777,700       3.30         7.627         609         88,794     79.92       62.44     89.57
$100,001 - $125,000       292       33,192,235       5.28         7.601         617        113,672     81.55       52.08     91.73
$125,001 - $150,000       295       40,450,712       6.43         7.527         616        137,121     82.65       50.49     95.83
$150,001 - $200,000       510       90,231,055      14.35         7.337         632        176,924     80.99       42.98     95.84
$200,001 - $250,000       395       88,902,107      14.14         7.255         633        225,069     81.19       43.96     93.57
$250,001 - $300,000       335       91,969,964      14.63         7.049         639        274,537     81.37       39.91     94.88
$300,001 - $350,000       238       77,153,929      12.27         7.075         639        324,176     81.40       30.48     94.94
$350,001 - $400,000       205       77,373,346      12.30         7.020         649        377,431     81.14       30.34     94.16
$400,001 & Above          206       97,249,477      15.47         7.031         646        472,085     80.15       48.21     95.93
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  2,903   $  628,804,802     100.00%        7.215%        635   $    216,605     81.12%      42.64%    94.61%
===================================================================================================================================

                          Distribution by Current Rate

                                                   Pct. Of                   Weighted                 Weighted
                         Number                    Pool By      Weighted       Avg.         Avg.        Avg.                  Pct.
                          of        Principal     Principal    Avg. Gross    Current     Principal    Original   Pct. Full   Owner
   Current Rate          Loans       Balance       Balance       Coupon       FICO        Balance       LTV         Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below               4   $    1,429,132       0.23%        4.913%        684   $    357,283     81.23%     100.00%   100.00%
5.00 - 5.49%               28        7,652,388       1.22         5.351         680        273,300     73.82       76.66    100.00
5.50 - 5.99%              179       48,345,860       7.69         5.869         676        270,089     75.89       62.32     97.52
6.00 - 6.49%              261       67,873,952      10.79         6.300         661        260,053     77.84       50.43     97.62
6.50 - 6.99%              754      182,356,840      29.00         6.814         653        241,853     80.90       35.37     95.31
7.00 - 7.49%              447       93,375,012      14.85         7.286         634        208,893     82.12       38.13     92.26
7.50 - 7.99%              683      134,355,231      21.37         7.770         617        196,713     83.26       37.61     92.90
8.00 - 8.49%              227       40,046,470       6.37         8.273         602        176,416     83.13       44.12     92.05
8.50 - 8.99%              220       39,233,478       6.24         8.744         568        178,334     82.99       52.80     94.29
9.00% & Above             100       14,136,438       2.25         9.628         566        141,364     83.63       52.64     97.67
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  2,903   $  628,804,802     100.00%        7.215%        635   $    216,605     81.12%      42.64%    94.61%
===================================================================================================================================

                          Distribution by Credit Score

                                                   Pct. Of                   Weighted                 Weighted
                         Number                    Pool By      Weighted       Avg.         Avg.        Avg.                  Pct.
                          of        Principal     Principal    Avg. Gross    Current     Principal    Original   Pct. Full   Owner
   Credit Score          Loans       Balance       Balance       Coupon       FICO        Balance       LTV         Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above               101   $   24,937,547       3.97%        6.557%        766   $    246,906     79.14%      41.06%    92.66%
720 - 739                  96       23,164,942       3.68         6.758         728        241,301     79.59       31.85     85.20
700 - 719                 135       31,218,167       4.96         6.832         707        231,246     79.42       19.80     89.37
680 - 699                 269       65,804,002      10.46         6.836         689        244,625     81.08       33.72     95.21
660 - 679                 313       72,877,423      11.59         7.008         669        232,835     80.68       26.30     92.34
640 - 659                 466      105,962,543      16.85         7.070         649        227,387     81.89       29.11     93.42
620 - 639                 370       83,174,666      13.23         7.063         630        224,796     82.26       40.17     97.22
600 - 619                 283       63,063,365      10.03         7.257         610        222,839     82.29       54.94     95.52
580 - 599                 185       38,592,982       6.14         7.572         590        208,611     83.01       48.02     93.09
560 - 579                 143       28,375,019       4.51         7.759         569        198,427     80.38       49.34     96.95
540 - 559                 170       31,103,437       4.95         7.968         548        182,961     82.25       65.91     98.29
520 - 539                 196       31,461,386       5.00         8.063         529        160,517     78.39       80.10     99.27
500 - 519                 174       28,913,443       4.60         8.065         509        166,169     78.38       88.76     99.44
1 - 499                     1           91,674       0.01         9.875         457         91,674     90.00      100.00    100.00
0 & Below                   1           64,205       0.01         9.500           0         64,205     75.00      100.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  2,903   $  628,804,802     100.00%        7.215%        635   $    216,605     81.12%      42.64%    94.61%
===================================================================================================================================

                              Distribution by Lien

                                                   Pct. Of                   Weighted                 Weighted
                         Number                    Pool By      Weighted       Avg.         Avg.        Avg.                  Pct.
                          of        Principal     Principal    Avg. Gross    Current     Principal    Original   Pct. Full   Owner
      Lien               Loans       Balance       Balance       Coupon       FICO        Balance       LTV         Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
First                   2,903   $  628,804,802     100.00%        7.215%        635   $    216,605     81.12%      42.64%    94.61%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  2,903   $  628,804,802     100.00%        7.215%        635   $    216,605     81.12%      42.64%    94.61%
===================================================================================================================================

                      Distribution by Combined Original LTV

                                                   Pct. Of                   Weighted                 Weighted
                         Number                    Pool By      Weighted       Avg.         Avg.        Avg.                  Pct.
  Combined Original       of        Principal     Principal    Avg. Gross    Current     Principal    Original   Pct. Full   Owner
         LTV             Loans       Balance       Balance       Coupon       FICO        Balance       LTV         Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
60.00% & Below            119   $   21,220,729       3.37%        6.729%        629   $    178,325     48.57%      40.65%    91.09%
60.01 - 70.00%            159       32,638,413       5.19         7.043         606        205,273     67.43       46.10     91.05
70.01 - 80.00%          1,470      338,272,879      53.80         7.050         651        230,118     79.09       33.47     96.79
80.01 - 85.00%            480      102,043,313      16.23         7.534         601        212,590     84.46       47.33     91.53
85.01 - 90.00%            435       92,573,562      14.72         7.470         621        212,813     89.49       48.02     90.40
90.01 - 95.00%             75       14,552,101       2.31         7.411         638        194,028     94.49       91.32     95.46
95.01 - 100.00%           165       27,503,804       4.37         7.672         644        166,690     99.80       91.55    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  2,903   $  628,804,802     100.00%        7.215%        635   $    216,605     81.12%      42.64%    94.61%
===================================================================================================================================

                          Distribution by Original LTV

                                                   Pct. Of                   Weighted                 Weighted
                         Number                    Pool By      Weighted       Avg.         Avg.        Avg.                  Pct.
                          of        Principal     Principal    Avg. Gross    Current     Principal    Original   Pct. Full   Owner
    Original LTV         Loans       Balance       Balance       Coupon       FICO        Balance       LTV         Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
60.00% & Below            119   $   21,220,729       3.37%        6.729%        629   $    178,325     48.57%      40.65%    91.09%
60.01 - 70.00%            159       32,638,413       5.19         7.043         606        205,273     67.43       46.10     91.05
70.01 - 80.00%          1,470      338,272,879      53.80         7.050         651        230,118     79.09       33.47     96.79
80.01 - 85.00%            480      102,043,313      16.23         7.534         601        212,590     84.46       47.33     91.53
85.01 - 90.00%            435       92,573,562      14.72         7.470         621        212,813     89.49       48.02     90.40
90.01 - 95.00%             75       14,552,101       2.31         7.411         638        194,028     94.49       91.32     95.46
95.01 - 100.00%           165       27,503,804       4.37         7.672         644        166,690     99.80       91.55    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  2,903   $  628,804,802     100.00%        7.215%        635   $    216,605     81.12%      42.64%    94.61%
===================================================================================================================================

                          Distribution by Documentation

                                                   Pct. Of                   Weighted                 Weighted
                         Number                    Pool By      Weighted       Avg.         Avg.        Avg.                  Pct.
                          of        Principal     Principal    Avg. Gross    Current     Principal    Original   Pct. Full   Owner
     Documentation       Loans       Balance       Balance       Coupon       FICO        Balance       LTV         Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Stated                  1,245   $  287,571,265      45.73%        7.347%        654   $    230,981     79.88%       0.00%    95.90%
Full                    1,358      268,105,275      42.64         7.165         614        197,427     82.85      100.00     93.82
12 Mos. Bank Stmt         293       71,656,808      11.40         6.873         640        244,562     79.64        0.00     92.55
6 Mos. Bank Stmt            7        1,471,454       0.23         7.105         617        210,208     81.23        0.00     87.50
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  2,903   $  628,804,802     100.00%        7.215%        635   $    216,605     81.12%      42.64%    94.61%
===================================================================================================================================

                             Distribution by Purpose

                                                   Pct. Of                   Weighted                 Weighted
                         Number                    Pool By      Weighted       Avg.         Avg.        Avg.                  Pct.
                          of        Principal     Principal    Avg. Gross    Current     Principal    Original   Pct. Full   Owner
     Purpose             Loans       Balance       Balance       Coupon       FICO        Balance       LTV         Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Cashout Refi            1,574   $  328,238,887      52.20%        7.255%        614   $    208,538     80.51%      48.55%    94.49%
Purchase                1,267      289,424,233      46.03         7.170         659        228,433     81.76       35.18     94.71
Rate/term Refi             62       11,141,682       1.77         7.201         624        179,705     82.45       62.04     95.66
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  2,903   $  628,804,802     100.00%        7.215%        635   $    216,605     81.12%      42.64%    94.61%
===================================================================================================================================

                            Distribution by Occupancy

                                                   Pct. Of                   Weighted                 Weighted
                         Number                    Pool By      Weighted       Avg.         Avg.        Avg.                  Pct.
                          of        Principal     Principal    Avg. Gross    Current     Principal    Original   Pct. Full   Owner
      Occupancy          Loans       Balance       Balance       Coupon       FICO        Balance       LTV         Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied          2,734   $  594,927,503      94.61%        7.203%        633   $    217,603     81.14%      42.28%   100.00%
Non Owner                 148       28,783,798       4.58         7.459         666        194,485     80.89       54.02      0.00
Second Home                21        5,093,500       0.81         7.240         639        242,548     80.80       19.92      0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  2,903   $  628,804,802     100.00%        7.215%        635   $    216,605     81.12%      42.64%    94.61%
===================================================================================================================================

                          Distribution by Property Type

                                                   Pct. Of                   Weighted                 Weighted
                         Number                    Pool By      Weighted       Avg.         Avg.        Avg.                  Pct.
                          of        Principal     Principal    Avg. Gross    Current     Principal    Original   Pct. Full   Owner
  Property Type          Loans       Balance       Balance       Coupon       FICO        Balance       LTV         Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Single Family           2,008   $  411,592,856      65.46%        7.230%        628   $    204,977     81.37%      43.50%    97.40%
2-4 Family                328       85,684,004      13.63         7.188         652        261,232     79.21       44.58     80.59
PUD                       333       82,070,593      13.05         7.237         638        246,458     81.39       37.90     96.37
Condo                     206       45,009,546       7.16         7.032         656        218,493     81.72       39.54     92.76
Townhouse                  24        3,666,818       0.58         7.754         629        152,784     83.94       43.03     91.48
Modular Home                4          780,985       0.12         7.924         623        195,246     82.05       50.34    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  2,903   $  628,804,802     100.00%        7.215%        635   $    216,605     81.12%      42.64%    94.61%
===================================================================================================================================

                              Distribution by State

                                                   Pct. Of                   Weighted                 Weighted
                         Number                    Pool By      Weighted       Avg.         Avg.        Avg.                  Pct.
                          of        Principal     Principal    Avg. Gross    Current     Principal    Original   Pct. Full   Owner
     State               Loans       Balance       Balance       Coupon       FICO        Balance       LTV         Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
CA                        634   $  184,138,002      29.28%        6.940%        645   $    290,438     79.32%      35.21%    94.50%
NY                        366       95,432,593      15.18         6.876         642        260,745     77.19       48.59     96.80
FL                        298       51,810,337       8.24         7.535         628        173,860     82.81       33.37     94.28
NJ                        144       37,424,178       5.95         7.406         633        259,890     83.96       45.19     87.57
IL                        105       22,794,109       3.62         7.369         626        217,087     82.31       38.33     96.76
GA                        124       19,953,166       3.17         7.496         623        160,913     81.45       57.22     93.72
NV                         79       18,621,718       2.96         6.967         650        235,718     80.94       29.70     88.67
VA                         84       18,537,315       2.95         7.609         610        220,682     81.73       41.70     98.00
MD                         64       15,624,300       2.48         8.001         620        244,130     82.18       21.82     99.21
OH                         92       13,468,532       2.14         7.381         620        146,397     86.01       60.13     98.36
Other                     913      151,000,552      24.01         7.432         627        165,389     83.69       51.51     94.53
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  2,903   $  628,804,802     100.00%        7.215%        635   $    216,605     81.12%      42.64%    94.61%
===================================================================================================================================

                               Distribution by Zip

                                                   Pct. Of                   Weighted                 Weighted
                         Number                    Pool By      Weighted       Avg.         Avg.        Avg.                  Pct.
                          of        Principal     Principal    Avg. Gross    Current     Principal    Original   Pct. Full   Owner
      Zip                Loans       Balance       Balance       Coupon       FICO        Balance       LTV         Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
91342                       9   $    2,805,702       0.45%        6.842%        655   $    311,745     84.26%       0.00%   100.00%
91913                       6        2,721,000       0.43         6.420         704        453,500     74.26       52.96    100.00
92057                       7        2,511,922       0.40         6.510         674        358,846     80.66       41.27    100.00
91331                      10        2,415,159       0.38         6.582         643        241,516     69.71        8.92    100.00
10550                       7        2,277,849       0.36         7.120         653        325,407     78.71        7.87    100.00
11233                       5        2,135,395       0.34         6.532         658        427,079     80.82       63.41    100.00
11221                       5        2,077,538       0.33         7.020         684        415,508     79.06       81.28    100.00
92083                       6        1,905,197       0.30         6.676         670        317,533     81.54       10.90    100.00
11003                       6        1,898,455       0.30         6.921         618        316,409     82.11       30.03    100.00
11746                       6        1,842,433       0.29         7.166         642        307,072     74.98       35.20    100.00
Other                   2,836      606,214,152      96.41         7.232         634        213,757     81.22       43.02     94.41
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  2,903   $  628,804,802     100.00%        7.215%        635   $    216,605     81.12%      42.64%    94.61%
===================================================================================================================================

                  Distribution by Remaining Months to Maturity

                                                   Pct. Of                   Weighted                 Weighted
   Remaining             Number                    Pool By      Weighted       Avg.         Avg.        Avg.                  Pct.
   Months To              of        Principal     Principal    Avg. Gross    Current     Principal    Original   Pct. Full   Owner
    Maturity             Loans       Balance       Balance       Coupon       FICO        Balance       LTV         Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1 - 180                    35   $    3,583,033       0.57%        7.307%        612   $    102,372     68.31%      62.95%    89.53%
181 - 240                  27        3,736,051       0.59         7.028         640        138,372     72.67       56.98    100.00
241 - 360               2,841      621,485,717      98.84         7.215         635        218,756     81.25       42.43     94.61
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  2,903   $  628,804,802     100.00%        7.215%        635   $    216,605     81.12%      42.64%    94.61%
===================================================================================================================================

                        Distribution by Amortization Type

                                                   Pct. Of                   Weighted                 Weighted
                         Number                    Pool By      Weighted       Avg.         Avg.        Avg.                  Pct.
                          of        Principal     Principal    Avg. Gross    Current     Principal    Original   Pct. Full   Owner
  Amortization Type      Loans       Balance       Balance       Coupon       FICO        Balance       LTV         Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
2 Year ARM              1,641   $  361,982,524      57.57%        7.458%        621   $    220,587     81.76%      32.94%    94.24%
Fixed                     692      116,116,354      18.47         7.088         641        167,798     78.53       50.75     91.98
2 Year ARM IO             366      106,370,648      16.92         6.635         669        290,630     80.09       58.18     99.14
3 Year ARM                 68       11,506,223       1.83         7.515         633        169,209     87.29       44.35     93.19
5 Year ARM                 56        9,924,880       1.58         7.516         640        177,230     87.40       63.50     79.75
5 Year ARM IO              29        7,416,969       1.18         6.377         673        255,758     84.17       96.79    100.00
Fixed IO                   24        7,389,332       1.18         6.195         679        307,889     80.09       83.24    100.00
3 Year ARM IO              18        5,078,428       0.81         6.743         667        282,135     83.84       64.95    100.00
6 Month LIBOR               9        3,019,443       0.48         6.568         675        335,494     86.99        0.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  2,903   $  628,804,802     100.00%        7.215%        635   $    216,605     81.12%      42.64%    94.61%
===================================================================================================================================

                      Distribution by Initial Periodic Cap

                                                   Pct. Of                   Weighted                 Weighted
                         Number                    Pool By      Weighted       Avg.         Avg.        Avg.                  Pct.
    Initial               of        Principal     Principal    Avg. Gross    Current     Principal    Original   Pct. Full   Owner
  Periodic Cap           Loans       Balance       Balance       Coupon       FICO        Balance       LTV         Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1.00%                      14   $    4,088,717       0.65%        7.107%        669   $    292,051     86.10%       4.37%   100.00%
1.50%                   2,173      501,210,398      79.71         7.260         633        230,654     81.70       40.47     95.10
N/A                       716      123,505,686      19.64         7.035         643        172,494     78.62       52.70     92.46
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  2,903   $  628,804,802     100.00%        7.215%        635   $    216,605     81.12%      42.64%    94.61%
===================================================================================================================================

                          Distribution by Periodic Cap

                                                   Pct. Of                   Weighted                 Weighted
                         Number                    Pool By      Weighted       Avg.         Avg.        Avg.                  Pct.
                          of        Principal     Principal    Avg. Gross    Current     Principal    Original   Pct. Full   Owner
  Periodic Cap           Loans       Balance       Balance       Coupon       FICO        Balance       LTV         Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1.00%                      14   $    4,088,717       0.65%        7.107%        669   $    292,051     86.10%       4.37%   100.00%
1.50%                   2,173      501,210,398      79.71         7.260         633        230,654     81.70       40.47     95.10
N/A                       716      123,505,686      19.64         7.035         643        172,494     78.62       52.70     92.46
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  2,903   $  628,804,802     100.00%        7.215%        635   $    216,605     81.12%      42.64%    94.61%
===================================================================================================================================

                      Distribution by Months to Rate Reset

                                                   Pct. Of                   Weighted                 Weighted
                         Number                    Pool By      Weighted       Avg.         Avg.        Avg.                  Pct.
   Months To              of        Principal     Principal    Avg. Gross    Current     Principal    Original   Pct. Full   Owner
   Rate Reset            Loans       Balance       Balance       Coupon       FICO        Balance       LTV         Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1 - 12                      9   $    3,019,443       0.48%        6.568%        675   $    335,494     86.99%       0.00%   100.00%
13 - 24                 2,007      468,353,172      74.48         7.271         632        233,360     81.38       38.68     95.35
25 - 36                    86       16,584,651       2.64         7.279         643        192,845     86.23       50.66     95.28
49 & Above                 85       17,341,849       2.76         7.029         654        204,022     86.02       77.74     88.41
N/A                       716      123,505,686      19.64         7.035         643        172,494     78.62       52.70     92.46
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  2,903   $  628,804,802     100.00%        7.215%        635   $    216,605     81.12%      42.64%    94.61%
===================================================================================================================================

                        Distribution by Life Maximum Rate

                                                   Pct. Of                   Weighted                 Weighted
                         Number                    Pool By      Weighted       Avg.         Avg.        Avg.                  Pct.
                          of        Principal     Principal    Avg. Gross    Current     Principal    Original   Pct. Full   Owner
 Life Maximum Rate       Loans       Balance       Balance       Coupon       FICO        Balance       LTV         Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
11.99% & Below              3   $    1,194,299       0.19%        5.233%        700   $    398,100     85.60%      65.48%   100.00%
12.00 - 12.49%             12        3,275,714       0.52         5.355         653        272,976     79.03       88.24    100.00
12.50 - 12.99%            119       35,054,752       5.57         5.925         675        294,578     78.56       61.66     98.65
13.00 - 13.49%            182       50,068,274       7.96         6.311         656        275,100     79.03       52.04     98.82
13.50 - 13.99%            587      150,088,460      23.87         6.816         653        255,687     81.11       33.68     95.86
14.00 - 14.49%            354       78,673,227      12.51         7.288         635        222,241     82.72       34.97     92.72
14.50 - 14.99%            516      107,901,770      17.16         7.766         616        209,112     83.27       35.18     93.34
15.00 - 15.49%            175       33,057,031       5.26         8.279         600        188,897     83.07       40.51     93.72
15.50 - 15.99%            171       34,468,455       5.48         8.742         569        201,570     82.91       49.15     94.12
16.00% & Above             68       11,517,133       1.83         9.630         564        169,370     83.05       46.26     97.66
N/A                       716      123,505,686      19.64         7.035         643        172,494     78.62       52.70     92.46
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  2,903   $  628,804,802     100.00%        7.215%        635   $    216,605     81.12%      42.64%    94.61%
===================================================================================================================================

                             Distribution by Margin

                                                   Pct. Of                   Weighted                 Weighted
                         Number                    Pool By      Weighted       Avg.         Avg.        Avg.                  Pct.
                          of        Principal     Principal    Avg. Gross    Current     Principal    Original   Pct. Full   Owner
    Margin               Loans       Balance       Balance       Coupon       FICO        Balance       LTV         Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below             279   $   79,193,930      12.59%        6.105%        665   $    283,849     78.88%      62.10%    98.34%
5.00 - 5.49%              514      133,339,282      21.21         6.813         652        259,415     81.10       34.20     97.15
5.50 - 5.99%              417       96,713,975      15.38         7.117         641        231,928     82.17       31.60     92.48
6.00 - 6.49%              436       92,540,923      14.72         7.702         616        212,250     83.21       38.36     94.20
6.50 - 6.99%              262       50,721,550       8.07         8.016         613        193,594     82.94       35.12     92.07
7.00% & Above             279       52,789,454       8.40         8.869         572        189,210     83.05       46.16     94.71
N/A                       716      123,505,686      19.64         7.035         643        172,494     78.62       52.70     92.46
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  2,903   $  628,804,802     100.00%        7.215%        635   $    216,605     81.12%      42.64%    94.61%
===================================================================================================================================

                      The Adjustable Rate Mortgage Loans(1)

Scheduled Principal Balance:                                        $505,299,115
Number of Mortgage Loans:                                                  2,187
Average Scheduled Principal Balance:                                    $231,047
Weighted Average Gross Coupon:                                            7.259%
Weighted Average Net Coupon:(2)                                           6.749%
Weighted Average Original FICO Score:                                        633
Weighted Average Original LTV Ratio:                                      81.73%
Weighted Average Combined Original LTV Ratio:                             81.73%
Weighted Average Stated Remaining Term (months):                             357
Weighted Average Seasoning (months):                                           3
Weighted Average Months to Roll:(3)                                           22
Weighted Average Gross Margin:(3)                                          5.85%
Weighted Average Initial Rate Cap:(3)                                      1.50%
Weighted Average Periodic Rate Cap:(3)                                     1.50%
Weighted Average Gross Maximum Lifetime Rate:(3)                          14.25%

      (1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
      (2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fees.
      (3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage loan pool.


                    Distribution by Current Principal Balance

                                                   Pct. Of                   Weighted                 Weighted
                         Number                    Pool By      Weighted       Avg.         Avg.        Avg.                  Pct.
Current Principal         of        Principal     Principal    Avg. Gross    Current     Principal    Original   Pct. Full   Owner
     Balance             Loans       Balance       Balance       Coupon       FICO        Balance       LTV         Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below            11   $      513,527       0.10%        9.182%        563   $     46,684     78.88%      73.95%    90.53%
$50,001 - $75,000          68        4,298,482       0.85         8.151         594         63,213     83.75       70.24     95.46
$75,001 - $100,000        128       11,324,238       2.24         7.745         602         88,471     81.14       54.56     88.77
$100,001 - $125,000       181       20,619,855       4.08         7.700         613        113,922     82.12       45.85     92.17
$125,001 - $150,000       228       31,207,536       6.18         7.569         614        136,875     83.45       49.90     96.43
$150,001 - $200,000       404       71,578,429      14.17         7.391         630        177,174     82.03       40.96     95.21
$200,001 - $250,000       338       76,174,583      15.08         7.318         631        225,369     81.80       42.17     93.75
$250,001 - $300,000       285       78,191,103      15.47         7.112         635        274,355     82.29       39.42     95.84
$300,001 - $350,000       200       64,779,791      12.82         7.151         637        323,899     82.04       26.32     94.49
$350,001 - $400,000       169       63,694,803      12.61         7.077         643        376,892     81.24       28.49     96.44
$400,001 & Above          175       82,916,770      16.41         7.100         643        473,810     80.27       49.39     96.32
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  2,187   $  505,299,115     100.00%        7.259%        633   $    231,047     81.73%      40.18%    95.14%
===================================================================================================================================

                          Distribution by Current Rate

                                                   Pct. Of                   Weighted                 Weighted
                         Number                    Pool By      Weighted       Avg.         Avg.        Avg.                  Pct.
                          of        Principal     Principal    Avg. Gross    Current     Principal    Original   Pct. Full   Owner
    Current Rate         Loans       Balance       Balance       Coupon       FICO        Balance       LTV         Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below               2   $      782,000       0.15%        4.894%        701   $    391,000     83.28%     100.00%   100.00%
5.00 - 5.49%               12        3,275,714       0.65         5.355         653        272,976     79.03       88.24    100.00
5.50 - 5.99%              112       32,859,907       6.50         5.865         676        293,392     78.07       65.78     98.56
6.00 - 6.49%              182       50,068,274       9.91         6.311         656        275,100     79.03       52.04     98.82
6.50 - 6.99%              595      152,695,604      30.22         6.814         654        256,631     81.20       33.10     95.93
7.00 - 7.49%              354       78,673,227      15.57         7.288         635        222,241     82.72       34.97     92.72
7.50 - 7.99%              517      108,069,228      21.39         7.767         616        209,031     83.27       35.13     93.35
8.00 - 8.49%              175       33,057,031       6.54         8.279         600        188,897     83.07       40.51     93.72
8.50 - 8.99%              170       34,300,997       6.79         8.746         569        201,771     82.92       49.39     94.09
9.00% & Above              68       11,517,133       2.28         9.630         564        169,370     83.05       46.26     97.66
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  2,187   $  505,299,115     100.00%        7.259%        633   $    231,047     81.73%      40.18%    95.14%
===================================================================================================================================

                          Distribution by Credit Score

                                                   Pct. Of                   Weighted                 Weighted
                         Number                    Pool By      Weighted       Avg.         Avg.        Avg.                  Pct.
                          of        Principal     Principal    Avg. Gross    Current     Principal    Original   Pct. Full   Owner
   Credit Score          Loans       Balance       Balance       Coupon       FICO        Balance       LTV         Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above                69   $   17,541,183       3.47%        6.601%        764   $    254,220     81.13%      36.05%    94.99%
720 - 739                  73       17,659,919       3.49         6.876         728        241,917     80.72       27.48     91.68
700 - 719                 101       25,119,450       4.97         6.920         707        248,707     80.87       17.86     87.76
680 - 699                 194       49,960,131       9.89         6.872         689        257,526     81.53       29.89     96.91
660 - 679                 237       58,380,598      11.55         7.059         669        246,332     80.60       23.86     91.79
640 - 659                 360       87,381,590      17.29         7.072         649        242,727     82.14       24.95     93.73
620 - 639                 277       65,670,339      13.00         7.109         630        237,077     82.60       36.99     97.98
600 - 619                 219       51,828,036      10.26         7.284         610        236,658     83.14       54.31     96.39
580 - 599                 144       33,170,143       6.56         7.568         590        230,348     83.46       45.22     92.10
560 - 579                 100       21,006,951       4.16         7.831         569        210,070     81.50       48.48     96.12
540 - 559                 132       26,896,141       5.32         7.984         548        203,759     82.62       63.00     98.02
520 - 539                 140       25,593,135       5.06         8.058         529        182,808     79.30       78.80     99.34
500 - 519                 139       24,935,620       4.93         8.059         509        179,393     79.55       87.44    100.00
1 - 499                     1           91,674       0.02         9.875         457         91,674     90.00      100.00    100.00
0 & Below                   1           64,205       0.01         9.500           0         64,205     75.00      100.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  2,187   $  505,299,115     100.00%        7.259%        633   $    231,047     81.73%      40.18%    95.14%
===================================================================================================================================

                              Distribution by Lien

                                                   Pct. Of                   Weighted                 Weighted
                         Number                    Pool By      Weighted       Avg.         Avg.        Avg.                  Pct.
                          of        Principal     Principal    Avg. Gross    Current     Principal    Original   Pct. Full   Owner
      Lien               Loans       Balance       Balance       Coupon       FICO        Balance       LTV         Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
First                   2,187   $  505,299,115     100.00%        7.259%        633   $    231,047     81.73%      40.18%    95.14%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  2,187   $  505,299,115     100.00%        7.259%        633   $    231,047     81.73%      40.18%    95.14%
===================================================================================================================================

                      Distribution by Combined Original LTV

                                                   Pct. Of                   Weighted                 Weighted
                         Number                    Pool By      Weighted       Avg.         Avg.        Avg.                  Pct.
  Combined Original       of        Principal     Principal    Avg. Gross    Current     Principal    Original   Pct. Full   Owner
         LTV             Loans       Balance       Balance       Coupon       FICO        Balance       LTV         Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
60.00% & Below             38   $    7,685,900       1.52%        7.084%        605   $    202,261     45.61%      15.41%    89.80%
60.01 - 70.00%            101       22,419,160       4.44         7.209         594        221,972     67.40       47.57     94.95
70.01 - 80.00%          1,200      288,535,601      57.10         7.075         651        240,446     79.27       31.15     97.63
80.01 - 85.00%            358       80,117,513      15.86         7.602         593        223,792     84.60       48.04     91.28
85.01 - 90.00%            338       77,488,584      15.34         7.515         619        229,256     89.58       46.39     89.32
90.01 - 95.00%             46       10,134,967       2.01         7.447         637        220,325     94.50       94.85     94.55
95.01 - 100.00%           106       18,917,389       3.74         7.591         641        178,466     99.81       91.14    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  2,187   $  505,299,115     100.00%        7.259%        633   $    231,047     81.73%      40.18%    95.14%
===================================================================================================================================

                          Distribution by Original LTV

                                                   Pct. Of                   Weighted                 Weighted
                         Number                    Pool By      Weighted       Avg.         Avg.        Avg.                  Pct.
                          of        Principal     Principal    Avg. Gross    Current     Principal    Original   Pct. Full   Owner
    Original LTV         Loans       Balance       Balance       Coupon       FICO        Balance       LTV         Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
60.00% & Below             38   $    7,685,900       1.52%        7.084%        605   $    202,261     45.61%      15.41%    89.80%
60.01 - 70.00%            101       22,419,160       4.44         7.209         594        221,972     67.40       47.57     94.95
70.01 - 80.00%          1,200      288,535,601      57.10         7.075         651        240,446     79.27       31.15     97.63
80.01 - 85.00%            358       80,117,513      15.86         7.602         593        223,792     84.60       48.04     91.28
85.01 - 90.00%            338       77,488,584      15.34         7.515         619        229,256     89.58       46.39     89.32
90.01 - 95.00%             46       10,134,967       2.01         7.447         637        220,325     94.50       94.85     94.55
95.01 - 100.00%           106       18,917,389       3.74         7.591         641        178,466     99.81       91.14    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  2,187   $  505,299,115     100.00%        7.259%        633   $    231,047     81.73%      40.18%    95.14%
===================================================================================================================================

                          Distribution by Documentation

                                                   Pct. Of                   Weighted                 Weighted
                         Number                    Pool By      Weighted       Avg.         Avg.        Avg.                  Pct.
                          of        Principal     Principal    Avg. Gross    Current     Principal    Original   Pct. Full   Owner
     Documentation       Loans       Balance       Balance       Coupon       FICO        Balance       LTV         Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Stated                  1,046   $  248,746,673      49.23%        7.378%        652   $    237,808     80.30%       0.00%    96.28%
Full                      929      203,020,585      40.18         7.190         608        218,537     83.75      100.00     94.98
12 Mos. Bank Stmt         207       52,273,655      10.35         6.963         636        252,530     80.70        0.00     90.56
6 Mos. Bank Stmt            5        1,258,202       0.25         7.109         617        251,640     83.03        0.00     85.38
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  2,187   $  505,299,115     100.00%        7.259%        633   $    231,047     81.73%      40.18%    95.14%
===================================================================================================================================

                             Distribution by Purpose

                                                   Pct. Of                   Weighted                 Weighted
                         Number                    Pool By      Weighted       Avg.         Avg.        Avg.                  Pct.
                          of        Principal     Principal    Avg. Gross    Current     Principal    Original   Pct. Full   Owner
     Purpose             Loans       Balance       Balance       Coupon       FICO        Balance       LTV         Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Purchase                1,135   $  263,826,471      52.21%        7.183%        657   $    232,446     81.74%      33.09%    95.13%
Cashout Refi            1,020      234,959,788      46.50         7.339         607        230,353     81.67       47.45     95.17
Rate/term Refi             32        6,512,857       1.29         7.437         608        203,527     83.62       64.92     94.30
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  2,187   $  505,299,115     100.00%        7.259%        633   $    231,047     81.73%      40.18%    95.14%
===================================================================================================================================

                            Distribution by Occupancy

                                                   Pct. Of                   Weighted                 Weighted
                         Number                    Pool By      Weighted       Avg.         Avg.        Avg.                  Pct.
                          of        Principal     Principal    Avg. Gross    Current     Principal    Original   Pct. Full   Owner
      Occupancy          Loans       Balance       Balance       Coupon       FICO        Balance       LTV         Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied          2,071   $  480,732,837      95.14%        7.246%        632   $    232,126     81.67%      40.11%   100.00%
Non Owner                  97       19,680,680       3.89         7.568         660        202,894     83.33       47.73      0.00
Second Home                19        4,885,598       0.97         7.253         639        257,137     81.20       16.51      0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  2,187   $  505,299,115     100.00%        7.259%        633   $    231,047     81.73%      40.18%    95.14%
===================================================================================================================================

                          Distribution by Property Type

                                                   Pct. Of                   Weighted                 Weighted
                         Number                    Pool By      Weighted       Avg.         Avg.        Avg.                  Pct.
                          of        Principal     Principal    Avg. Gross    Current     Principal    Original   Pct. Full   Owner
  Property Type          Loans       Balance       Balance       Coupon       FICO        Balance       LTV         Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Single Family           1,463   $  322,696,333      63.86%        7.287%        625   $    220,572     82.00%      41.23%    97.27%
PUD                       279       72,444,339      14.34         7.254         638        259,657     81.63       37.98     95.89
2-4 Family                243       65,578,159      12.98         7.213         650        269,869     80.22       38.87     85.48
Condo                     178       40,643,102       8.04         7.064         657        228,332     81.98       37.93     92.77
Townhouse                  21        3,310,629       0.66         7.798         631        157,649     84.59       39.18     90.56
Modular Home                3          626,554       0.12         7.908         635        208,851     82.56       38.10    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  2,187   $  505,299,115     100.00%        7.259%        633   $    231,047     81.73%      40.18%    95.14%
===================================================================================================================================

                              Distribution by State

                                                   Pct. Of                   Weighted                 Weighted
                         Number                    Pool By      Weighted       Avg.         Avg.        Avg.                  Pct.
                          of        Principal     Principal    Avg. Gross    Current     Principal    Original   Pct. Full   Owner
     State               Loans       Balance       Balance       Coupon       FICO        Balance       LTV         Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
CA                        536   $  160,433,851      31.75%        6.984%        643   $    299,317     80.30%      35.28%    94.60%
NY                        238       66,072,975      13.08         6.922         640        277,618     78.46       39.61     99.15
FL                        219       41,405,784       8.19         7.601         631        189,068     83.50       30.96     93.57
NJ                        130       33,790,553       6.69         7.406         629        259,927     83.63       44.93     89.40
IL                         95       21,304,199       4.22         7.385         623        224,255     82.61       38.86     97.23
VA                         74       17,125,138       3.39         7.601         608        231,421     81.90       41.52    100.00
NV                         68       15,904,664       3.15         6.968         651        233,892     82.21       31.77     89.14
MD                         60       15,089,762       2.99         7.986         621        251,496     81.97       20.33     99.18
GA                         79       14,003,695       2.77         7.583         621        177,262     82.25       46.81     93.14
CT                         50       10,338,811       2.05         7.433         635        206,776     83.79       30.68     96.49
Other                     638      109,829,684      21.74         7.495         622        172,147     83.98       53.73     95.14
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  2,187   $  505,299,115     100.00%        7.259%        633   $    231,047     81.73%      40.18%    95.14%
===================================================================================================================================

                               Distribution by Zip

                                                   Pct. Of                   Weighted                 Weighted
                         Number                    Pool By      Weighted       Avg.         Avg.        Avg.                  Pct.
                          of        Principal     Principal    Avg. Gross    Current     Principal    Original   Pct. Full   Owner
      Zip                Loans       Balance       Balance       Coupon       FICO        Balance       LTV         Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
91342                       9   $    2,805,702       0.56%        6.842%        655   $    311,745     84.26%       0.00%   100.00%
91913                       6        2,721,000       0.54         6.420         704        453,500     74.26       52.96    100.00
92057                       7        2,511,922       0.50         6.510         674        358,846     80.66       41.27    100.00
92154                       5        1,784,561       0.35         6.989         604        356,912     79.60       58.33    100.00
91910                       5        1,765,400       0.35         6.753         629        353,080     76.33       70.80    100.00
92114                       5        1,742,239       0.34         7.122         635        348,448     79.54       47.16    100.00
92083                       5        1,697,459       0.34         6.698         671        339,492     81.73        0.00    100.00
10469                       4        1,523,667       0.30         7.010         675        380,917     80.00       23.04    100.00
11003                       5        1,519,965       0.30         6.995         612        303,993     81.78       37.51    100.00
11236                       4        1,460,211       0.29         6.935         662        365,053     80.00       25.94    100.00
Other                   2,132      485,766,988      96.13         7.278         632        227,846     81.81       40.38     94.94
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  2,187   $  505,299,115     100.00%        7.259%        633   $    231,047     81.73%      40.18%    95.14%
===================================================================================================================================

                  Distribution by Remaining Months to Maturity

                                                   Pct. Of                   Weighted                 Weighted
   Remaining             Number                    Pool By      Weighted       Avg.         Avg.        Avg.                  Pct.
   Months To              of        Principal     Principal    Avg. Gross    Current     Principal    Original   Pct. Full   Owner
    Maturity             Loans       Balance       Balance       Coupon       FICO        Balance       LTV         Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
241 - 360               2,187   $  505,299,115     100.00%        7.259%        633   $    231,047     81.73%      40.18%    95.14%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  2,187   $  505,299,115     100.00%        7.259%        633   $    231,047     81.73%      40.18%    95.14%
===================================================================================================================================

                        Distribution by Amortization Type

                                                   Pct. Of                   Weighted                 Weighted
                         Number                    Pool By      Weighted       Avg.         Avg.        Avg.                  Pct.
                          of        Principal     Principal    Avg. Gross    Current     Principal    Original   Pct. Full   Owner
  Amortization Type      Loans       Balance       Balance       Coupon       FICO        Balance       LTV         Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
2 Year ARM              1,641   $  361,982,524      71.64%        7.458%        621   $    220,587     81.76%      32.94%    94.24%
2 Year ARM IO             366      106,370,648      21.05         6.635         669        290,630     80.09       58.18     99.14
3 Year ARM                 68       11,506,223       2.28         7.515         633        169,209     87.29       44.35     93.19
5 Year ARM                 56        9,924,880       1.96         7.516         640        177,230     87.40       63.50     79.75
5 Year ARM IO              29        7,416,969       1.47         6.377         673        255,758     84.17       96.79    100.00
3 Year ARM IO              18        5,078,428       1.01         6.743         667        282,135     83.84       64.95    100.00
6 Month LIBOR               9        3,019,443       0.60         6.568         675        335,494     86.99        0.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  2,187   $  505,299,115     100.00%        7.259%        633   $    231,047     81.73%      40.18%    95.14%
===================================================================================================================================

                      Distribution by Initial Periodic Cap

                                                   Pct. Of                   Weighted                 Weighted
                         Number                    Pool By      Weighted       Avg.         Avg.        Avg.                  Pct.
    Initial               of        Principal     Principal    Avg. Gross    Current     Principal    Original   Pct. Full   Owner
  Periodic Cap           Loans       Balance       Balance       Coupon       FICO        Balance       LTV         Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1.00%                      14   $    4,088,717       0.81%        7.107%        669   $    292,051     86.10%       4.37%   100.00%
1.50%                   2,173      501,210,398      99.19         7.260         633        230,654     81.70       40.47     95.10
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  2,187   $  505,299,115     100.00%        7.259%        633   $    231,047     81.73%      40.18%    95.14%
===================================================================================================================================

                          Distribution by Periodic Cap

                                                   Pct. Of                   Weighted                 Weighted
                         Number                    Pool By      Weighted       Avg.         Avg.        Avg.                  Pct.
                          of        Principal     Principal    Avg. Gross    Current     Principal    Original   Pct. Full   Owner
  Periodic Cap           Loans       Balance       Balance       Coupon       FICO        Balance       LTV         Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1.00%                      14   $    4,088,717       0.81%        7.107%        669   $    292,051     86.10%       4.37%   100.00%
1.50%                   2,173      501,210,398      99.19         7.260         633        230,654     81.70       40.47     95.10
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  2,187   $  505,299,115     100.00%        7.259%        633   $    231,047     81.73%      40.18%    95.14%
===================================================================================================================================

                      Distribution by Months to Rate Reset

                                                   Pct. Of                   Weighted                 Weighted
                         Number                    Pool By      Weighted       Avg.         Avg.        Avg.                  Pct.
   Months To              of        Principal     Principal    Avg. Gross    Current     Principal    Original   Pct. Full   Owner
   Rate Reset            Loans       Balance       Balance       Coupon       FICO        Balance       LTV         Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1 - 12                      9   $    3,019,443       0.60%        6.568%        675   $    335,494     86.99%       0.00%   100.00%
13 - 24                 2,007      468,353,172      92.69         7.271         632        233,360     81.38       38.68     95.35
25 - 36                    86       16,584,651       3.28         7.279         643        192,845     86.23       50.66     95.28
49 & Above                 85       17,341,849       3.43         7.029         654        204,022     86.02       77.74     88.41
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  2,187   $  505,299,115     100.00%        7.259%        633   $    231,047     81.73%      40.18%    95.14%
===================================================================================================================================

                        Distribution by Life Maximum Rate

                                                   Pct. Of                   Weighted                 Weighted
                         Number                    Pool By      Weighted       Avg.         Avg.        Avg.                  Pct.
                          of        Principal     Principal    Avg. Gross    Current     Principal    Original   Pct. Full   Owner
  Life Maximum Rate      Loans       Balance       Balance       Coupon       FICO        Balance       LTV         Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
11.99% & Below              3   $    1,194,299       0.24%        5.233%        700   $    398,100     85.60%      65.48%   100.00%
12.00 - 12.49%             12        3,275,714       0.65         5.355         653        272,976     79.03       88.24    100.00
12.50 - 12.99%            119       35,054,752       6.94         5.925         675        294,578     78.56       61.66     98.65
13.00 - 13.49%            182       50,068,274       9.91         6.311         656        275,100     79.03       52.04     98.82
13.50 - 13.99%            587      150,088,460      29.70         6.816         653        255,687     81.11       33.68     95.86
14.00 - 14.49%            354       78,673,227      15.57         7.288         635        222,241     82.72       34.97     92.72
14.50 - 14.99%            516      107,901,770      21.35         7.766         616        209,112     83.27       35.18     93.34
15.00 - 15.49%            175       33,057,031       6.54         8.279         600        188,897     83.07       40.51     93.72
15.50 - 15.99%            171       34,468,455       6.82         8.742         569        201,570     82.91       49.15     94.12
16.00% & Above             68       11,517,133       2.28         9.630         564        169,370     83.05       46.26     97.66
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  2,187   $  505,299,115     100.00%        7.259%        633   $    231,047     81.73%      40.18%    95.14%
===================================================================================================================================

                             Distribution by Margin

                                                   Pct. Of                   Weighted                 Weighted
                         Number                    Pool By      Weighted       Avg.         Avg.        Avg.                  Pct.
                          of        Principal     Principal    Avg. Gross    Current     Principal    Original   Pct. Full   Owner
     Margin              Loans       Balance       Balance       Coupon       FICO        Balance       LTV         Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below             279   $   79,193,930      15.67%        6.105%        665   $    283,849     78.88%      62.10%    98.34%
5.00 - 5.49%              514      133,339,282      26.39         6.813         652        259,415     81.10       34.20     97.15
5.50 - 5.99%              417       96,713,975      19.14         7.117         641        231,928     82.17       31.60     92.48
6.00 - 6.49%              436       92,540,923      18.31         7.702         616        212,250     83.21       38.36     94.20
6.50 - 6.99%              262       50,721,550      10.04         8.016         613        193,594     82.94       35.12     92.07
7.00% & Above             279       52,789,454      10.45         8.869         572        189,210     83.05       46.16     94.71
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  2,187   $  505,299,115     100.00%        7.259%        633   $    231,047     81.73%      40.18%    95.14%
===================================================================================================================================

                        The Fixed Rate Mortgage Loans(1)

Scheduled Principal Balance:                                        $123,505,686
Number of Mortgage Loans:                                                    716
Average Scheduled Principal Balance:                                    $172,494
Weighted Average Gross Coupon:                                            7.035%
Weighted Average Net Coupon:(2)                                           6.525%
Weighted Average Original FICO Score:                                        643
Weighted Average Original LTV Ratio:                                      78.62%
Weighted Average Combined Original LTV Ratio:                             78.62%
Weighted Average Stated Remaining Term (months):                             348
Weighted Average Seasoning (months):                                           3

      (1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
      (2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fees.


                    Distribution by Current Principal Balance

                                                   Pct. Of                   Weighted                 Weighted
                         Number                    Pool By      Weighted       Avg.         Avg.        Avg.                  Pct.
Current Principal         of        Principal     Principal    Avg. Gross    Current     Principal    Original   Pct. Full   Owner
     Balance             Loans       Balance       Balance       Coupon       FICO        Balance       LTV         Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below            27   $    1,182,798       0.96%        8.443%        580   $     43,807     74.97%      92.69%    90.92%
$50,001 - $75,000          87        5,509,469       4.46         7.921         605         63,327     81.03       81.43     93.39
$75,001 - $100,000        106        9,453,462       7.65         7.486         617         89,184     78.46       71.88     90.52
$100,001 - $125,000       111       12,572,380      10.18         7.437         622        113,265     80.63       62.30     91.02
$125,001 - $150,000        67        9,243,176       7.48         7.386         620        137,958     79.96       52.47     93.78
$150,001 - $200,000       106       18,652,627      15.10         7.127         639        175,968     77.00       50.72     98.23
$200,001 - $250,000        57       12,727,524      10.31         6.878         645        223,290     77.53       54.63     92.47
$250,001 - $300,000        50       13,778,861      11.16         6.692         658        275,577     76.14       42.68     89.47
$300,001 - $350,000        38       12,374,138      10.02         6.677         651        325,635     78.08       52.24     97.29
$350,001 - $400,000        36       13,678,544      11.08         6.751         676        379,960     80.68       38.96     83.50
$400,001 & Above           31       14,332,707      11.60         6.630         663        462,345     79.44       41.42     93.66
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    716   $  123,505,686     100.00%        7.035%        643   $    172,494     78.62%      52.70%    92.46%
===================================================================================================================================

                          Distribution by Current Rate

                                                   Pct. Of                   Weighted                 Weighted
                         Number                    Pool By      Weighted       Avg.         Avg.        Avg.                  Pct.
                          of        Principal     Principal    Avg. Gross    Current     Principal    Original   Pct. Full   Owner
   Current Rate          Loans       Balance       Balance       Coupon       FICO        Balance       LTV         Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below               2   $      647,132       0.52%        4.937%        664   $    323,566     78.76%     100.00%   100.00%
5.00 - 5.49%               16        4,376,674       3.54         5.349         701        273,542     69.92       67.99    100.00
5.50 - 5.99%               67       15,485,954      12.54         5.878         677        231,134     71.27       55.00     95.32
6.00 - 6.49%               79       17,805,677      14.42         6.267         676        225,388     74.51       45.91     94.24
6.50 - 6.99%              159       29,661,236      24.02         6.817         649        186,549     79.36       47.02     92.11
7.00 - 7.49%               93       14,701,786      11.90         7.276         631        158,084     78.91       55.03     89.85
7.50 - 7.99%              166       26,286,004      21.28         7.783         621        158,349     83.25       47.81     91.08
8.00 - 8.49%               52        6,989,438       5.66         8.244         608        134,412     83.42       61.20     84.15
8.50 - 8.99%               50        4,932,482       3.99         8.733         566         98,650     83.46       76.53     95.63
9.00% & Above              32        2,619,305       2.12         9.622         574         81,853     86.21       80.70     97.70
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    716   $  123,505,686     100.00%        7.035%        643   $    172,494     78.62%      52.70%    92.46%
===================================================================================================================================

                          Distribution by Credit Score

                                                   Pct. Of                   Weighted                 Weighted
                         Number                    Pool By      Weighted       Avg.         Avg.        Avg.                  Pct.
                          of        Principal     Principal    Avg. Gross    Current     Principal    Original   Pct. Full   Owner
   Credit Score          Loans       Balance       Balance       Coupon       FICO        Balance       LTV         Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above                32   $    7,396,364       5.99%        6.454%        770   $    231,136     74.43%      52.94%    87.11%
720 - 739                  23        5,505,023       4.46         6.380         728        239,349     75.96       45.87     64.42
700 - 719                  34        6,098,717       4.94         6.470         708        179,374     73.46       27.80     96.00
680 - 699                  75       15,843,870      12.83         6.722         689        211,252     79.66       45.80     89.87
660 - 679                  76       14,496,825      11.74         6.800         669        190,748     81.01       36.12     94.56
640 - 659                 106       18,580,953      15.04         7.057         650        175,292     80.70       48.63     91.94
620 - 639                  93       17,504,328      14.17         6.889         629        188,219     80.98       52.08     94.33
600 - 619                  64       11,235,329       9.10         7.134         609        175,552     78.35       57.87     91.51
580 - 599                  41        5,422,839       4.39         7.595         589        132,264     80.31       65.15     99.13
560 - 579                  43        7,368,068       5.97         7.551         570        171,350     77.19       51.78     99.31
540 - 559                  38        4,207,296       3.41         7.865         549        110,718     79.89       84.57    100.00
520 - 539                  56        5,868,251       4.75         8.083         530        104,790     74.40       85.80     98.97
500 - 519                  35        3,977,823       3.22         8.104         508        113,652     71.05       96.99     95.96
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    716   $  123,505,686     100.00%        7.035%        643   $    172,494     78.62%      52.70%    92.46%
===================================================================================================================================

                              Distribution by Lien

                                                   Pct. Of                   Weighted                 Weighted
                         Number                    Pool By      Weighted       Avg.         Avg.        Avg.                  Pct.
                          of        Principal     Principal    Avg. Gross    Current     Principal    Original   Pct. Full   Owner
      Lien               Loans       Balance       Balance       Coupon       FICO        Balance       LTV         Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
First                     716   $  123,505,686     100.00%        7.035%        643   $    172,494     78.62%      52.70%    92.46%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    716   $  123,505,686     100.00%        7.035%        643   $    172,494     78.62%      52.70%    92.46%
===================================================================================================================================

                      Distribution by Combined Original LTV

                                                   Pct. Of                   Weighted                 Weighted
                         Number                    Pool By      Weighted       Avg.         Avg.        Avg.                  Pct.
  Combined Original       of        Principal     Principal    Avg. Gross    Current     Principal    Original   Pct. Full   Owner
         LTV             Loans       Balance       Balance       Coupon       FICO        Balance       LTV         Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
60.00% & Below             81   $   13,534,828      10.96%        6.527%        642   $    167,097     50.25%      54.98%    91.82%
60.01 - 70.00%             58       10,219,253       8.27         6.679         634        176,194     67.50       42.88     82.50
70.01 - 80.00%            270       49,737,278      40.27         6.907         654        184,212     78.05       46.90     91.89
80.01 - 85.00%            122       21,925,800      17.75         7.286         629        179,720     83.97       44.75     92.46
85.01 - 90.00%             97       15,084,979      12.21         7.238         631        155,515     89.03       56.41     95.91
90.01 - 95.00%             29        4,417,134       3.58         7.326         639        152,315     94.47       83.22     97.53
95.01 - 100.00%            59        8,586,415       6.95         7.850         648        145,532     99.78       92.45    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    716   $  123,505,686     100.00%        7.035%        643   $    172,494     78.62%      52.70%    92.46%
===================================================================================================================================

                          Distribution by Original LTV

                                                   Pct. Of                   Weighted                 Weighted
                         Number                    Pool By      Weighted       Avg.         Avg.        Avg.                  Pct.
                          of        Principal     Principal    Avg. Gross    Current     Principal    Original   Pct. Full   Owner
    Original LTV         Loans       Balance       Balance       Coupon       FICO        Balance       LTV         Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
60.00% & Below             81   $   13,534,828      10.96%        6.527%        642   $    167,097     50.25%      54.98%    91.82%
60.01 - 70.00%             58       10,219,253       8.27         6.679         634        176,194     67.50       42.88     82.50
70.01 - 80.00%            270       49,737,278      40.27         6.907         654        184,212     78.05       46.90     91.89
80.01 - 85.00%            122       21,925,800      17.75         7.286         629        179,720     83.97       44.75     92.46
85.01 - 90.00%             97       15,084,979      12.21         7.238         631        155,515     89.03       56.41     95.91
90.01 - 95.00%             29        4,417,134       3.58         7.326         639        152,315     94.47       83.22     97.53
95.01 - 100.00%            59        8,586,415       6.95         7.850         648        145,532     99.78       92.45    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    716   $  123,505,686     100.00%        7.035%        643   $    172,494     78.62%      52.70%    92.46%
===================================================================================================================================

                          Distribution by Documentation

                                                   Pct. Of                   Weighted                 Weighted
                         Number                    Pool By      Weighted       Avg.         Avg.        Avg.                  Pct.
                          of        Principal     Principal    Avg. Gross    Current     Principal    Original   Pct. Full   Owner
   Documentation         Loans       Balance       Balance       Coupon       FICO        Balance       LTV         Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Full                      429   $   65,084,690      52.70%        7.087%        630   $    151,713     80.05%     100.00%    90.22%
Stated                    199       38,824,592      31.44         7.149         662        195,098     77.20        0.00     93.44
12 Mos. Bank Stmt          86       19,383,152      15.69         6.629         651        225,385     76.77        0.00     97.94
6 Mos. Bank Stmt            2          213,252       0.17         7.079         615        106,626     70.60        0.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    716   $  123,505,686     100.00%        7.035%        643   $    172,494     78.62%      52.70%    92.46%
===================================================================================================================================

                             Distribution by Purpose

                                                   Pct. Of                   Weighted                 Weighted
                         Number                    Pool By      Weighted       Avg.         Avg.        Avg.                  Pct.
                          of        Principal     Principal    Avg. Gross    Current     Principal    Original   Pct. Full   Owner
    Purpose              Loans       Balance       Balance       Coupon       FICO        Balance       LTV         Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Cashout Refi              554   $   93,279,099      75.53%        7.045%        632   $    168,374     77.59%      51.32%    92.78%
Purchase                  132       25,597,762      20.73         7.029         681        193,922     81.99       56.77     90.39
Rate/term Refi             30        4,628,825       3.75         6.870         648        154,294     80.81       58.00     97.58
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    716   $  123,505,686     100.00%        7.035%        643   $    172,494     78.62%      52.70%    92.46%
===================================================================================================================================

                            Distribution by Occupancy

                                                   Pct. Of                   Weighted                 Weighted
                         Number                    Pool By      Weighted       Avg.         Avg.        Avg.                  Pct.
                          of        Principal     Principal    Avg. Gross    Current     Principal    Original   Pct. Full   Owner
   Occupancy             Loans       Balance       Balance       Coupon       FICO        Balance       LTV         Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied            663   $  114,194,666      92.46%        7.020%        640   $    172,239     78.87%      51.42%   100.00%
Non Owner                  51        9,103,118       7.37         7.225         679        178,493     75.61       67.62      0.00
Second Home                 2          207,902       0.17         6.917         647        103,951     71.41      100.00      0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    716   $  123,505,686     100.00%        7.035%        643   $    172,494     78.62%      52.70%    92.46%
===================================================================================================================================

                          Distribution by Property Type

                                                   Pct. Of                   Weighted                 Weighted
                         Number                    Pool By      Weighted       Avg.         Avg.        Avg.                  Pct.
                          of        Principal     Principal    Avg. Gross    Current     Principal    Original   Pct. Full   Owner
  Property Type          Loans       Balance       Balance       Coupon       FICO        Balance       LTV         Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Single Family             545   $   88,896,523      71.98%        7.023%        639   $    163,113     79.09%      51.71%    97.88%
2-4 Family                 85       20,105,845      16.28         7.108         661        236,539     75.94       63.21     64.66
PUD                        54        9,626,254       7.79         7.103         637        178,264     79.64       37.29    100.00
Condo                      28        4,366,444       3.54         6.736         651        155,944     79.26       54.50     92.70
Townhouse                   3          356,189       0.29         7.346         618        118,730     77.88       78.79    100.00
Modular Home                1          154,431       0.13         7.990         573        154,431     80.00      100.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    716   $  123,505,686     100.00%        7.035%        643   $    172,494     78.62%      52.70%    92.46%
===================================================================================================================================

                              Distribution by State

                                                   Pct. Of                   Weighted                 Weighted
                         Number                    Pool By      Weighted       Avg.         Avg.        Avg.                  Pct.
                          of        Principal     Principal    Avg. Gross    Current     Principal    Original   Pct. Full   Owner
     State               Loans       Balance       Balance       Coupon       FICO        Balance       LTV         Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
NY                        128   $   29,359,618      23.77%        6.771%        647   $    229,372     74.35%      68.79%    91.50%
CA                         98       23,704,151      19.19         6.643         662        241,879     72.69       34.71     93.83
FL                         79       10,404,553       8.42         7.271         616        131,703     80.04       42.95     97.11
GA                         45        5,949,471       4.82         7.293         626        132,210     79.57       81.72     95.10
TX                         50        5,631,238       4.56         7.417         625        112,625     81.56       42.00     97.82
OH                         31        4,357,023       3.53         7.134         637        140,549     85.20       54.92     98.74
PA                         24        3,761,647       3.05         7.277         647        156,735     85.27       57.57     97.15
NJ                         14        3,633,625       2.94         7.407         673        259,545     87.01       47.62     70.50
WA                         15        3,480,180       2.82         6.558         664        232,012     83.59       56.09     85.95
HI                         10        3,017,441       2.44         6.681         678        301,744     83.74       29.51     96.73
Other                     222       30,206,741      24.46         7.396         631        136,066     82.34       52.41     90.68
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    716   $  123,505,686     100.00%        7.035%        643   $    172,494     78.62%      52.70%    92.46%
===================================================================================================================================

                               Distribution by Zip

                                                   Pct. Of                   Weighted                 Weighted
                         Number                    Pool By      Weighted       Avg.         Avg.        Avg.                  Pct.
                          of        Principal     Principal    Avg. Gross    Current     Principal    Original   Pct. Full   Owner
      Zip                Loans       Balance       Balance       Coupon       FICO        Balance       LTV         Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
91331                       6   $    1,296,046       1.05%        6.372%        697   $    216,008     62.87%       0.00%   100.00%
10550                       4        1,218,014       0.99         7.284         652        304,504     76.07       14.72    100.00
11221                       2          850,860       0.69         6.855         715        425,430     80.00      100.00    100.00
11233                       2          794,732       0.64         6.802         628        397,366     82.19       51.38    100.00
10462                       2          745,409       0.60         6.588         665        372,704     80.00      100.00    100.00
10467                       2          717,407       0.58         6.601         665        358,703     79.13      100.00    100.00
98466                       2          704,935       0.57         5.910         704        352,468     78.06       69.38     30.62
92243                       4          672,715       0.54         6.289         689        168,179     76.56       48.17     92.43
10472                       2          634,895       0.51         7.663         619        317,448     80.28      100.00      0.00
93311                       2          629,108       0.51         6.534         677        314,554     78.77      100.00    100.00
Other                     688      115,241,566      93.31         7.059         641        167,502     78.78       52.16     92.94
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    716   $  123,505,686     100.00%        7.035%        643   $    172,494     78.62%      52.70%    92.46%
===================================================================================================================================

                  Distribution by Remaining Months to Maturity

                                                   Pct. Of                   Weighted                 Weighted
   Remaining             Number                    Pool By      Weighted       Avg.         Avg.        Avg.                  Pct.
   Months To              of        Principal     Principal    Avg. Gross    Current     Principal    Original   Pct. Full   Owner
    Maturity             Loans       Balance       Balance       Coupon       FICO        Balance       LTV         Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1 - 180                    35   $    3,583,033       2.90%        7.307%        612   $    102,372     68.31%      62.95%    89.53%
181 - 240                  27        3,736,051       3.03         7.028         640        138,372     72.67       56.98    100.00
241 - 360                 654      116,186,602      94.07         7.027         644        177,655     79.13       52.24     92.31
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    716   $  123,505,686     100.00%        7.035%        643   $    172,494     78.62%      52.70%    92.46%
===================================================================================================================================

                        Distribution by Amortization Type

                                                   Pct. Of                   Weighted                 Weighted
                         Number                    Pool By      Weighted       Avg.         Avg.        Avg.                  Pct.
  Amortization            of        Principal     Principal    Avg. Gross    Current     Principal    Original   Pct. Full   Owner
      Type               Loans       Balance       Balance       Coupon       FICO        Balance       LTV         Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Fixed                     692   $  116,116,354      94.02%        7.088%        641   $    167,798     78.53%      50.75%    91.98%
Fixed IO                   24        7,389,332       5.98         6.195         679        307,889     80.09       83.24    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    716   $  123,505,686     100.00%        7.035%        643   $    172,494     78.62%      52.70%    92.46%
===================================================================================================================================


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any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

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herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                  %
                                 WA SS                    %    Purch    Invt   1st   % with          Full                  DTI% with
Documentation    WALTV   WACLTV   CLTV    WAFICO    WAC  Bal.    %     Prop % Lien % S.2nds   CA%    Doc %     IO%  DTI %  > 45  MI
------------------------------------------------------------------------------------------------------------------------------------
Full               80.7    80.7   87.22  643.915  7.045 44.58   49.06  28.475  100   33.619   6.408     100  6.988  41.19  49.69  0
Non-Full          78.02   78.02   87.65  659.094  7.304 55.42  58.703  12.116  100   51.623    18.3       0  7.372  40.88   6.95  0
------------------------------------------------------------------------------------------------------------------------------------
Total             79.21   79.21   87.46  652.327  7.188   100  54.404  19.409  100   43.597  12.999  44.579  7.201  41.02     26  0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                  %
                                 WA SS                    %    Purch    Invt   1st   % with          Full                  DTI% with
Interest Only    WALTV   WACLTV   CLTV    WAFICO    WAC  Bal.    %     Prop % Lien % S.2nds   CA%    Doc %     IO%  DTI %  > 45  MI
------------------------------------------------------------------------------------------------------------------------------------
2-yr IO
Other IO          70.28   70.28   84.13  700.812  6.682   7.2  83.792       0  100   71.135  45.236  43.262    100  42.44  30.14  0
Non-IO            79.91   79.91   87.72  648.565  7.228  92.8  52.124  20.915  100    41.46  10.497  44.681      0  40.91  25.68  0
------------------------------------------------------------------------------------------------------------------------------------
Total             79.21   79.21   87.46  652.327  7.188   100  54.404  19.409  100   43.597  12.999  44.579  7.201  41.02     26  0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                  %
                                 WA SS                    %    Purch    Invt   1st   % with          Full                  DTI% with
FICO             WALTV   WACLTV   CLTV    WAFICO    WAC  Bal.    %     Prop % Lien % S.2nds   CA%    Doc %     IO%  DTI %  > 45  MI
------------------------------------------------------------------------------------------------------------------------------------
0-499
500-559           75.47   75.47   75.47  537.459  7.671  6.64   5.579   3.728  100        0   3.612  67.326      0  42.44   38.9  0
560-599           80.05   80.05   83.82   579.19  7.448  9.88  29.467   6.379  100   20.932   6.678  64.436      0  40.44   30.8  0
600-639           80.54   80.54   88.48  620.412   7.28 21.33  50.552  16.859  100   42.997  13.815  50.847  5.478  41.34  31.62  0
640-679           77.65   77.65   86.75  657.763  7.181 29.38  59.847  23.569  100   48.525  12.976  30.729  6.847  40.61  19.65  0
680>=             80.26   80.26   90.96  713.551  6.959 32.77  69.442  24.443  100   55.235  16.296  42.322 12.269  41.07  23.98  0
------------------------------------------------------------------------------------------------------------------------------------
Total             79.21   79.21   87.46  652.327  7.188   100  54.404  19.409  100   43.597  12.999  44.579  7.201  41.02     26  0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                  %
                                 WA SS                    %    Purch    Invt   1st   % with          Full                  DTI% with
LTV              WALTV   WACLTV   CLTV    WAFICO    WAC  Bal.    %     Prop % Lien % S.2nds   CA%    Doc %     IO%  DTI %  > 45  MI
------------------------------------------------------------------------------------------------------------------------------------
10.001 - 20.000   11.36   11.36   11.36      662   5.99  1.17       0       0  100        0       0       0    100  43.46      0  0
20.001 - 30.000   24.92   24.92   24.92      522   6.99  0.17       0       0  100        0       0     100      0  35.74      0  0
30.001 - 40.000    38.8    38.8    38.8  600.867  7.291  0.64       0       0  100        0       0  42.353      0  32.48      0  0
40.001 - 50.000      45      45      45  660.798  6.236  1.59       0  16.413  100        0  19.806  66.194      0   35.5      0  0
50.001 - 60.000    55.7    55.7    55.7  641.308  6.867  1.99       0  59.023  100        0  18.559  69.382      0  31.12   34.3  0
60.001 - 70.000   65.94   65.94   71.13   638.41  6.742   4.2  24.522  33.153  100   24.519  12.519  73.308      0  39.89  29.44  0
70.001 - 80.000   79.05   79.05    92.3  660.671  7.089 60.56  68.417  12.343  100   70.295  15.284  32.829  8.459  41.67   23.8  0
80.001 - 90.000   86.91   86.91   86.91  631.946  7.587 24.75  32.749   35.11  100        0   8.551  56.932  1.421  41.09  30.28  0
90.001 - 100.000  97.66   97.66   97.66   674.76  7.502  4.93  77.825   8.467  100        0   8.467  94.321 11.347  40.19  44.12  0
------------------------------------------------------------------------------------------------------------------------------------
Total:            79.21   79.21   87.46  652.327  7.188   100  54.404  19.409  100   43.597  12.999  44.579  7.201  41.02     26  0
------------------------------------------------------------------------------------------------------------------------------------


All average are wtg averages.

-------------------------------------------------------------------------------------------------------------------
                                                         Originator/            Originator/
                                  ACCREDITED              Source 2               Source 3              Aggregate
-------------------------------------------------------------------------------------------------------------------
FICO avg                                634.946                                                          634.946
FICO stdev                               65.148                                                           65.148
FICO < 500 %                              0.025                                                            0.025
FICO < 560 %                             14.573                                                           14.573
10th Percentile FICO
90th Percentile FICO
CLTV avg                                  81.12                                                            81.12
CLTV >80%                                 37.64                                                            37.64
SS CLTV                                   88.89                                                            88.89
10th Percentile CLTV
90th Percentile CLTV
Full Doc %                               42.637                                                           42.637
Loan Bal avg                         216,605.17                                                        216605.17
DTI %                                     41.15                                                            41.15
DTI >45%                                  26.89                                                            26.89
Purch %                                  46.076                                                           46.076
Cash Out %                               52.152                                                           52.152
Fxd %                                    19.641                                                           19.641
3 yr ARM >= %                             5.395                                                            5.395
WAC avg                                   7.215                                                            7.215
WAC stdev                                 0.912                                                            0.912
1st Lien %                                  100                                                              100
MI %                                          0                                                                0
CA %                                     29.284                                                           29.284
Sng Fam %                                65.456                                                           65.456
Invt Prop %                               5.388                                                            5.388
MH %                                      0.124                                                            0.124
IO %                                     20.079                                                           20.079
2yr IO%                                       0                                                                0
IO non-Full Doc %                         7.593                                                            7.593
2-4 Fam %                                13.626                                                           13.626
Prim Occ %                               94.612                                                           94.612
<$100K Bal %                              5.134                                                            5.134
2yr Prepay Penalty %                     36.113                                                           36.113
Moody's Base Case Loss
S&P BB Loss
Fitch BB Loss
-------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                  %
Originator/                       WA SS                   %    Purch    Invt   1st   % with          Full                  DTI% with
 Source          WA LTV  WA CLTV  CLTV    FICO     WAC   Bal.    %     Prop % Lien % S.2nds   CA%    Doc %     IO%  DTI %  > 45  MI
------------------------------------------------------------------------------------------------------------------------------------
ACCREDITED        81.12   81.12   88.89  634.946  7.215   100  46.076   5.388  100   40.964  29.284  42.637 20.079  41.15  26.89  0
Name 2
Name 3
Name 4
------------------------------------------------------------------------------------------------------------------------------------
Total:            81.12   81.12   88.89  634.946  7.215   100  46.076   5.388  100   40.964  29.284  42.637 20.079  41.15  26.89  0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                  %
                                 WA SS                    %    Purch    Invt   1st   % with          Full                  DTI% with
Documentation    WALTV   WACLTV   CLTV    WAFICO    WAC  Bal.    %     Prop % Lien % S.2nds   CA%    Doc %     IO%  DTI %  > 45  MI
------------------------------------------------------------------------------------------------------------------------------------
Full              82.85   82.85    88.8  613.641  7.165 42.64  38.093   6.178  100   31.918  24.182     100 29.284  42.43  53.42  0
Non-Full          79.84   79.84   88.97  650.779  7.252 57.36   52.01     4.8  100   47.688  33.076       0 13.236   40.2   7.18  0
------------------------------------------------------------------------------------------------------------------------------------
Total             81.12   81.12   88.89  634.946  7.215   100  46.076   5.388  100   40.964  29.284  42.637 20.079  41.15  26.89  0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                  %
                                 WA SS                    %    Purch    Invt   1st   % with          Full                  DTI% with
Interest Only    WALTV   WACLTV   CLTV    WAFICO    WAC  Bal.    %     Prop % Lien % S.2nds   CA%    Doc %     IO%  DTI %  > 45  MI
------------------------------------------------------------------------------------------------------------------------------------
2-yr IO
Other IO          80.52   80.52   93.94   669.33  6.605 19.89  62.437   0.735  100   69.596  54.764  61.461 98.156  43.26  48.17  0
Non-IO            81.27   81.27   87.64   626.41  7.366 80.11  42.015   6.543  100   33.857  22.959  37.965  0.698  40.63  21.61  0
------------------------------------------------------------------------------------------------------------------------------------
Total             81.12   81.12   88.89  634.946  7.215   100  46.076   5.388  100   40.964  29.284  42.637 20.079  41.15  26.89  0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                  %
                                 WA SS                    %    Purch    Invt   1st   % with          Full                  DTI% with
FICO             WALTV   WACLTV   CLTV    WAFICO    WAC  Bal.    %     Prop % Lien % S.2nds   CA%    Doc %     IO%  DTI %  > 45  MI
------------------------------------------------------------------------------------------------------------------------------------
0-499             83.82   83.82   83.82      457  9.721  0.02  41.189       0  100        0       0     100      0  55.17  58.81  0
500-559            79.7    79.7    80.2  529.312  8.031 14.55  15.226   1.007  100    4.506  20.515  78.014      0  41.14  37.01  0
560-599            81.9    81.9   85.07  581.245  7.651 10.65  29.983   5.277  100   18.706  28.381  48.577  2.506  40.39  30.46  0
600-639           82.27   82.27   88.94  621.334  7.146 23.26  40.532   3.514  100   35.535  28.056  46.539 25.005  41.69  32.08  0
640-679            81.4    81.4   91.89  657.472  7.044 28.44  55.388   7.021  100   54.349   28.13  27.962 20.671  41.48  22.25  0
680>=             80.15   80.15   92.41  712.383  6.775 23.08  67.067   8.081  100   63.237  37.918  31.688 35.171  40.55  19.34  0
------------------------------------------------------------------------------------------------------------------------------------
Total             81.12   81.12   88.89  634.946  7.215   100  46.076   5.388  100   40.964  29.284  42.637 20.079  41.15  26.89  0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                  %
                                 WA SS                    %    Purch    Invt   1st   % with          Full                  DTI% with
Low Balance      WALTV   WACLTV   CLTV    WAFICO    WAC  Bal.    %     Prop % Lien % S.2nds   CA%    Doc %     IO%  DTI %  > 45  MI
------------------------------------------------------------------------------------------------------------------------------------
<80,000            81.6    81.6   85.23  599.676  7.993   2.3  33.836   5.491  100   19.319    2.24   73.43      0  36.69  18.17  0
80,000-100,000    79.47   79.47   83.56  608.211  7.646  2.83   28.55  11.726  100    22.21    4.58  63.606      0  38.75  16.63  0
100,000>=         81.16   81.16   89.14  636.596  7.183 94.87  46.897   5.196  100   42.049  30.677  41.264 21.165  41.33  27.41  0
------------------------------------------------------------------------------------------------------------------------------------
Total             81.12   81.12   88.89  634.946  7.215   100  46.076   5.388  100   40.964  29.284  42.637 20.079  41.15  26.89  0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                  %
                                 WA SS                    %    Purch           Invt   1st   % with   Full                  DTI% with
Lien Position    WALTV   WACLTV   CLTV    WAFICO    WAC  Bal.    %     Prop % Lien % S.2nds   CA%    Doc %     IO%  DTI %  > 45  MI
------------------------------------------------------------------------------------------------------------------------------------
1st Lien          81.12   81.12   88.89  634.946  7.215   100  46.076   5.388  100   40.964  29.284  42.637 20.079  41.15  26.89  0
2nd Lien
------------------------------------------------------------------------------------------------------------------------------------
Total             81.12   81.12   88.89  634.946  7.215   100  46.076   5.388  100   40.964  29.284  42.637 20.079  41.15  26.89  0
------------------------------------------------------------------------------------------------------------------------------------

GSAMP 05-AHL
Run 3

PPA is 100% of the ramp curves
Loss are a % of given loss vector
45% severity, 12 mo. Lag
Fwd libor as indicated
Maturity/call as indicated
Delinquency Triggers active day one

Please refer to the term sheet for any other assumptoins

                                                                               Loan Aged                     Deal Aged
                       Fwd Libor               Fwd + 200 bps              Prepay Vectors (CPR)              Loss Vector
                    1 mth      6 mth          1 mth      6 mth          Fixed                Arm               (CDR)
                  --------   ---------      --------   ---------    -------------       ------------       --------------
     1              3.138      3.506          5.138      5.506                 0                   0                   0
     2              3.307      3.621          5.307      5.621       1.636363636         1.764705882         0.347826087
     3              3.459      3.731          5.459      5.731       3.272727273         3.529411765         0.695652174
     4              3.561      3.808          5.561      5.808       4.909090909         5.294117647         1.043478261
     5              3.670      3.877          5.670      5.877       6.545454545         7.058823529         1.391304348
     6              3.760      3.941          5.760      5.941       8.181818182         8.823529412         1.739130435
     7              3.816      3.995          5.816      5.995       9.818181818         10.58823529         2.086956522
     8              3.939      4.047          5.939      6.047       11.45454545         12.35294118         2.434782609
     9              3.921      4.083          5.921      6.083       13.09090909         14.11764706         2.782608696
    10              3.975      4.127          5.975      6.127       14.72727273         15.88235294         3.130434783
    11              4.035      4.168          6.035      6.168       16.36363636         17.64705882          3.47826087
    12              4.085      4.203          6.085      6.203                18         19.41176471         3.826086957
    13              4.119      4.236          6.119      6.236                18         21.17647059         4.173913043
    14              4.150      4.267          6.150      6.267                18         22.94117647          4.52173913
    15              4.181      4.304          6.181      6.304                18         24.70588235         4.869565217
    16              4.214      4.329          6.214      6.329                18         26.47058824         5.217391304
    17              4.247      4.351          6.247      6.351                18         28.23529412         5.565217391
    18              4.276      4.372          6.276      6.372                18                  30         5.913043478
    19              4.296      4.391          6.296      6.391                18                  30         6.260869565
    20              4.388      4.409          6.388      6.409                18                  34         6.608695652
    21              4.329      4.412          6.329      6.412                18                  38         6.956521739
    22              4.347      4.426          6.347      6.426                18                  42         7.304347826
    23              4.369      4.439          6.369      6.439                18                  46         7.652173913
    24              4.387      4.449          6.387      6.449                18                  50                   8
    25              4.396      4.458          6.396      6.458          18.03125                  50                   8
    26              4.401      4.468          6.401      6.468           18.0625         48.66666667                   8
    27              4.410      4.478          6.410      6.478          18.09375         47.33333333                   8
    28              4.421      4.490          6.421      6.490            18.125                  46                   8
    29              4.430      4.500          6.430      6.500          18.15625         44.66666667                   8
    30              4.441      4.511          6.441      6.511           18.1875         43.33333333                   8
    31              4.452      4.523          6.452      6.523          18.21875                  42                   8
    32              4.463      4.536          6.463      6.536             18.25         40.66666667                   8
    33              4.475      4.549          6.475      6.549          18.28125         39.33333333                   8
    34              4.486      4.565          6.486      6.565           18.3125                  38                   8
    35              4.498      4.578          6.498      6.578          18.34375         36.66666667                   8
    36              4.511      4.592          6.511      6.592            18.375         35.33333333                   8
    37              4.527      4.606          6.527      6.606          18.40625                  34                   8
    38              4.541      4.619          6.541      6.619           18.4375         32.66666667                   8
    39              4.557      4.631          6.557      6.631          18.46875         31.33333333                   8
    40              4.569      4.643          6.569      6.643              18.5                  30                   8
    41              4.581      4.654          6.581      6.654          18.53125                  30                   8
    42              4.594      4.664          6.594      6.664           18.5625                  30                   8
    43              4.604      4.675          6.604      6.675          18.59375                  30                   8
    44              4.615      4.684          6.615      6.684            18.625                  30                   8
    45              4.626      4.694          6.626      6.694          18.65625                  30                   8
    46              4.634      4.705          6.634      6.705           18.6875                  30                   8
    47              4.643      4.715          6.643      6.715          18.71875                  30                   8
    48              4.653      4.726          6.653      6.726             18.75                  30                   8
    49              4.663      4.736          6.663      6.736          18.78125                  30                   8
    50              4.673      4.747          6.673      6.747           18.8125                  30                   8
    51              4.685      4.760          6.685      6.760          18.84375                  30                   8
    52              4.695      4.770          6.695      6.770            18.875                  30                   8
    53              4.706      4.780          6.706      6.780          18.90625                  30                   8
    54              4.717      4.791          6.717      6.791           18.9375                  30                   8
    55              4.727      4.802          6.727      6.802          18.96875                  30                   8
    56              4.739      4.813          6.739      6.813                19                  30                   8
    57              4.749      4.824          6.749      6.824          19.03125                  30                   8
    58              4.759      4.836          6.759      6.836           19.0625                  30                   8
    59              4.770      4.848          6.770      6.848          19.09375                  30                   8
    60              4.782      4.860          6.782      6.860            19.125                  30                   8
    61              4.793      4.871          6.793      6.871          19.15625                  30                   8
    62              4.805      4.882          6.805      6.882           19.1875                  30                   8
    63              4.816      4.893          6.816      6.893          19.21875                  30                   8
    64              4.827      4.903          6.827      6.903             19.25                  30                   8
    65              4.839      4.912          6.839      6.912          19.28125                  30                   8
    66              4.848      4.923          6.848      6.923           19.3125                  30                   8
    67              4.858      4.931          6.858      6.931          19.34375                  30                   8
    68              4.868      4.941          6.868      6.941            19.375                  30                   8
    69              4.877      4.950          6.877      6.950          19.40625                  30                   8
    70              4.885      4.959          6.885      6.959           19.4375                  30                   8
    71              4.896      4.969          6.896      6.969          19.46875                  30                   8
    72              4.902      4.979          6.902      6.979              19.5                  30                   8
    73              4.913      4.989          6.913      6.989          19.53125                  30                   8
    74              4.923      4.999          6.923      6.999           19.5625                  30                   8
    75              4.931      5.009          6.931      7.009          19.59375                  30                   8
    76              4.942      5.019          6.942      7.019            19.625                  30                   8
    77              4.952      5.029          6.952      7.029          19.65625                  30                   8
    78              4.961      5.039          6.961      7.039           19.6875                  30                   8
    79              4.971      5.049          6.971      7.049          19.71875                  30                   8
    80              4.981      5.062          6.981      7.062             19.75                  30                   8
    81              4.992      5.071          6.992      7.071          19.78125                  30                   8
    82              5.001      5.082          7.001      7.082           19.8125                  30                   8
    83              5.012      5.094          7.012      7.094          19.84375                  30                   8
    84              5.022      5.105          7.022      7.105            19.875                  30                   8
    85              5.036      5.116          7.036      7.116          19.90625                  30                   8
    86              5.045      5.126          7.045      7.126           19.9375                  30                   8
    87              5.056      5.136          7.056      7.136          19.96875                  30                   8
    88              5.067      5.146          7.067      7.146                20                  30                   8
    89              5.076      5.153          7.076      7.153          20.03125                  30                   8
    90              5.086      5.161          7.086      7.161           20.0625                  30                   8
    91              5.095      5.169          7.095      7.169          20.09375                  30                   8
    92              5.103      5.178          7.103      7.178            20.125                  30                   8
    93              5.112      5.185          7.112      7.185          20.15625                  30                   8
    94              5.118      5.193          7.118      7.193           20.1875                  30                   8
    95              5.124      5.203          7.124      7.203          20.21875                  30                   8
    96              5.132      5.212          7.132      7.212             20.25                  30                   8
    97              5.143      5.222          7.143      7.222          20.28125                  30                   8
    98              5.151      5.229          7.151      7.229           20.3125                  30                   8
    99              5.160      5.238          7.160      7.238          20.34375                  30                   8
   100              5.169      5.246          7.169      7.246            20.375                  30                   8
   101              5.177      5.252          7.177      7.252          20.40625                  30                   8
   102              5.186      5.259          7.186      7.259           20.4375                  30                   8
   103              5.191      5.266          7.191      7.266          20.46875                  30                   8
   104              5.200      5.274          7.200      7.274              20.5                  30                   8
   105              5.207      5.282          7.207      7.282          20.53125                  30                   8
   106              5.212      5.291          7.212      7.291           20.5625                  30                   8
   107              5.219      5.299          7.219      7.299          20.59375                  30                   8
   108              5.226      5.307          7.226      7.307            20.625                  30                   8
   109              5.236      5.316          7.236      7.316          20.65625                  30                   8
   110              5.245      5.322          7.245      7.322           20.6875                  30                   8
   111              5.255      5.329          7.255      7.329          20.71875                  30                   8
   112              5.261      5.334          7.261      7.334             20.75                  30                   8
   113              5.267      5.338          7.267      7.338          20.78125                  30                   8
   114              5.274      5.342          7.274      7.342           20.8125                  30                   8
   115              5.278      5.345          7.278      7.345          20.84375                  30                   8
   116              5.282      5.348          7.282      7.348            20.875                  30                   8
   117              5.286      5.350          7.286      7.350          20.90625                  30                   8
   118              5.287      5.353          7.287      7.353           20.9375                  30                   8
   119              5.289      5.357          7.289      7.357          20.96875                  30                   8
   120              5.292      5.360          7.292      7.360                21                  30                   8
   121              5.294      5.364          7.294      7.364                21                  30                   8
   122              5.298      5.369          7.298      7.369                21                  30                   8
   123              5.303      5.374          7.303      7.374                21                  30                   8
   124              5.306      5.378          7.306      7.378                21                  30                   8
   125              5.310      5.382          7.310      7.382                21                  30                   8
   126              5.315      5.388          7.315      7.388                21                  30                   8
   127              5.319      5.391          7.319      7.391                21                  30                   8
   128              5.325      5.396          7.325      7.396                21                  30                   8
   129              5.328      5.401          7.328      7.401                21                  30                   8
   130              5.333      5.405          7.333      7.405                21                  30                   8
   131              5.339      5.410          7.339      7.410                21                  30                   8
   132              5.342      5.414          7.342      7.414                21                  30                   8
   133              5.347      5.419          7.347      7.419                21                  30                   8
   134              5.351      5.423          7.351      7.423                21                  30                   8
   135              5.354      5.428          7.354      7.428                21                  30                   8
   136              5.360      5.434          7.360      7.434                21                  30                   8
   137              5.365      5.439          7.365      7.439                21                  30                   8
   138              5.369      5.445          7.369      7.445                21                  30                   8
   139              5.375      5.451          7.375      7.451                21                  30                   8
   140              5.381      5.458          7.381      7.458                21                  30                   8
   141              5.387      5.465          7.387      7.465                21                  30                   8
   142              5.392      5.472          7.392      7.472                21                  30                   8
   143              5.400      5.481          7.400      7.481                21                  30                   8
   144              5.406      5.486          7.406      7.486                21                  30                   8
   145              5.414      5.493          7.414      7.493                21                  30                   8
   146              5.421      5.500          7.421      7.500                21                  30                   8
   147              5.427      5.503          7.427      7.503                21                  30                   8
   148              5.434      5.508          7.434      7.508                21                  30                   8
   149              5.438      5.510          7.438      7.510                21                  30                   8
   150              5.444      5.515          7.444      7.515                21                  30                   8
   151              5.448      5.517          7.448      7.517                21                  30                   8
   152              5.450      5.522          7.450      7.522                21                  30                   8
   153              5.455      5.525          7.455      7.525                21                  30                   8
   154              5.456      5.529          7.456      7.529                21                  30                   8
   155              5.459      5.535          7.459      7.535                21                  30                   8
   156              5.462      5.538          7.462      7.538                21                  30                   8
   157              5.469      5.543          7.469      7.543                21                  30                   8
   158              5.472      5.546          7.472      7.546                21                  30                   8
   159              5.478      5.549          7.478      7.549                21                  30                   8
   160              5.482      5.552          7.482      7.552                21                  30                   8
   161              5.484      5.552          7.484      7.552                21                  30                   8
   162              5.487      5.553          7.487      7.553                21                  30                   8
   163              5.489      5.554          7.489      7.554                21                  30                   8
   164              5.490      5.555          7.490      7.555                21                  30                   8
   165              5.492      5.556          7.492      7.556                21                  30                   8
   166              5.490      5.556          7.490      7.556                21                  30                   8
   167              5.489      5.559          7.489      7.559                21                  30                   8
   168              5.491      5.561          7.491      7.561                21                  30                   8
   169              5.495      5.564          7.495      7.564                21                  30                   8
   170              5.496      5.563          7.496      7.563                21                  30                   8
   171              5.498      5.565          7.498      7.565                21                  30                   8
   172              5.500      5.565          7.500      7.565                21                  30                   8
   173              5.500      5.563          7.500      7.563                21                  30                   8
   174              5.502      5.562          7.502      7.562                21                  30                   8
   175              5.499      5.560          7.499      7.560                21                  30                   8
   176              5.499      5.559          7.499      7.559                21                  30                   8
   177              5.498      5.557          7.498      7.557                21                  30                   8
   178              5.494      5.556          7.494      7.556                21                  30                   8
   179              5.493      5.557          7.493      7.557                21                  30                   8
   180              5.492      5.556          7.492      7.556                21                  30                   8
   181              5.490      5.555          7.490      7.555                21                  30                   8
   182              5.491      5.556          7.491      7.556                21                  30                   8
   183              5.492      5.557          7.492      7.557                21                  30                   8
   184              5.492      5.556          7.492      7.556                21                  30                   8
   185              5.492      5.555          7.492      7.555                21                  30                   8
   186              5.492      5.555          7.492      7.555                21                  30                   8
   187              5.492      5.555          7.492      7.555                21                  30                   8
   188              5.493      5.555          7.493      7.555                21                  30                   8
   189              5.491      5.553          7.491      7.553                21                  30                   8
   190              5.490      5.553          7.490      7.553                21                  30                   8
   191              5.491      5.554          7.491      7.554                21                  30                   8
   192              5.490      5.553          7.490      7.553                21                  30                   8
   193              5.489      5.552          7.489      7.552                21                  30                   8
   194              5.489      5.551          7.489      7.551                21                  30                   8
   195              5.488      5.551          7.488      7.551                21                  30                   8
   196              5.488      5.550          7.488      7.550                21                  30                   8
   197              5.487      5.547          7.487      7.547                21                  30                   8
   198              5.485      5.546          7.485      7.546                21                  30                   8
   199              5.484      5.545          7.484      7.545                21                  30                   8
   200              5.484      5.544          7.484      7.544                21                  30                   8
   201              5.482      5.543          7.482      7.543                21                  30                   8
   202              5.480      5.541          7.480      7.541                21                  30                   8
   203              5.481      5.541          7.481      7.541                21                  30                   8
   204              5.477      5.538          7.477      7.538                21                  30                   8
   205              5.477      5.537          7.477      7.537                21                  30                   8
   206              5.476      5.535          7.476      7.535                21                  30                   8
   207              5.473      5.533          7.473      7.533                21                  30                   8
   208              5.472      5.532          7.472      7.532                21                  30                   8
   209              5.471      5.529          7.471      7.529                21                  30                   8
   210              5.468      5.527          7.468      7.527                21                  30                   8
   211              5.467      5.524          7.467      7.524                21                  30                   8
   212              5.465      5.523          7.465      7.523                21                  30                   8
   213              5.463      5.520          7.463      7.520                21                  30                   8
   214              5.460      5.518          7.460      7.518                21                  30                   8
   215              5.459      5.517          7.459      7.517                21                  30                   8
   216              5.456      5.513          7.456      7.513                21                  30                   8
   217              5.454      5.512          7.454      7.512                21                  30                   8
   218              5.452      5.510          7.452      7.510                21                  30                   8
   219              5.449      5.506          7.449      7.506                21                  30                   8
   220              5.448      5.503          7.448      7.503                21                  30                   8
   221              5.443      5.499          7.443      7.499                21                  30                   8
   222              5.442      5.497          7.442      7.497                21                  30                   8
   223              5.439      5.493          7.439      7.493                21                  30                   8
   224              5.434      5.489          7.434      7.489                21                  30                   8
   225              5.433      5.487          7.433      7.487                21                  30                   8
   226              5.430      5.484          7.430      7.484                21                  30                   8
   227              5.426      5.481          7.426      7.481                21                  30                   8
   228              5.423      5.478          7.423      7.478                21                  30                   8
   229              5.421      5.475          7.421      7.475                21                  30                   8
   230              5.416      5.470          7.416      7.470                21                  30                   8
   231              5.414      5.468          7.414      7.468                21                  30                   8
   232              5.410      5.464          7.410      7.464                21                  30                   8
   233              5.407      5.459          7.407      7.459                21                  30                   8
   234              5.404      5.455          7.404      7.455                21                  30                   8
   235              5.398      5.450          7.398      7.450                21                  30                   8
   236              5.396      5.448          7.396      7.448                21                  30                   8
   237              5.392      5.443          7.392      7.443                21                  30                   8
   238              5.387      5.440          7.387      7.440                21                  30                   8
   239              5.384      5.437          7.384      7.437                21                  30                   8
   240              5.380      5.433          7.380      7.433                21                  30                   8
   241              5.377      5.430          7.377      7.430                21                  30                   8
   242              5.373      5.426          7.373      7.426                21                  30                   8
   243              5.370      5.423          7.370      7.423                21                  30                   8
   244              5.365      5.418          7.365      7.418                21                  30                   8
   245              5.362      5.414          7.362      7.414                21                  30                   8
   246              5.360      5.412          7.360      7.412                21                  30                   8
   247              5.355      5.408          7.355      7.408                21                  30                   8
   248              5.353      5.405          7.353      7.405                21                  30                   8
   249              5.349      5.401          7.349      7.401                21                  30                   8
   250              5.345      5.398          7.345      7.398                21                  30                   8
   251              5.343      5.396          7.343      7.396                21                  30                   8
   252              5.340      5.393          7.340      7.393                21                  30                   8
   253              5.336      5.389          7.336      7.389                21                  30                   8
   254              5.333      5.387          7.333      7.387                21                  30                   8
   255              5.331      5.385          7.331      7.385                21                  30                   8
   256              5.327      5.381          7.327      7.381                21                  30                   8
   257              5.325      5.377          7.325      7.377                21                  30                   8
   258              5.322      5.375          7.322      7.375                21                  30                   8
   259              5.319      5.372          7.319      7.372                21                  30                   8
   260              5.317      5.370          7.317      7.370                21                  30                   8
   261              5.313      5.366          7.313      7.366                21                  30                   8
   262              5.310      5.364          7.310      7.364                21                  30                   8
   263              5.309      5.363          7.309      7.363                21                  30                   8
   264              5.306      5.361          7.306      7.361                21                  30                   8
   265              5.303      5.357          7.303      7.357                21                  30                   8
   266              5.301      5.355          7.301      7.355                21                  30                   8
   267              5.299      5.353          7.299      7.353                21                  30                   8
   268              5.297      5.351          7.297      7.351                21                  30                   8
   269              5.295      5.348          7.295      7.348                21                  30                   8
   270              5.291      5.346          7.291      7.346                21                  30                   8
   271              5.289      5.344          7.289      7.344                21                  30                   8
   272              5.288      5.342          7.288      7.342                21                  30                   8
   273              5.285      5.339          7.285      7.339                21                  30                   8
   274              5.283      5.337          7.283      7.337                21                  30                   8
   275              5.282      5.337          7.282      7.337                21                  30                   8
   276              5.279      5.334          7.279      7.334                21                  30                   8
   277              5.278      5.333          7.278      7.333                21                  30                   8
   278              5.276      5.331          7.276      7.331                21                  30                   8
   279              5.274      5.329          7.274      7.329                21                  30                   8
   280              5.273      5.328          7.273      7.328                21                  30                   8
   281              5.269      5.324          7.269      7.324                21                  30                   8
   282              5.269      5.324          7.269      7.324                21                  30                   8
   283              5.268      5.322          7.268      7.322                21                  30                   8
   284              5.265      5.321          7.265      7.321                21                  30                   8
   285              5.264      5.319          7.264      7.319                21                  30                   8
   286              5.262      5.317          7.262      7.317                21                  30                   8
   287              5.261      5.318          7.261      7.318                21                  30                   8
   288              5.260      5.316          7.260      7.316                21                  30                   8
   289              5.260      5.315          7.260      7.315                21                  30                   8
   290              5.256      5.313          7.256      7.313                21                  30                   8
   291              5.256      5.313          7.256      7.313                21                  30                   8
   292              5.256      5.312          7.256      7.312                21                  30                   8
   293              5.253      5.310          7.253      7.310                21                  30                   8
   294              5.253      5.309          7.253      7.309                21                  30                   8
   295              5.252      5.307          7.252      7.307                21                  30                   8
   296              5.251      5.306          7.251      7.306                21                  30                   8
   297              5.251      5.305          7.251      7.305                21                  30                   8
   298              5.248      5.302          7.248      7.302                21                  30                   8
   299              5.248      5.301          7.248      7.301                21                  30                   8
   300              5.247      5.299          7.247      7.299                21                  30                   8
   301              5.245      5.298          7.245      7.298                21                  30                   8
   302              5.241      5.294          7.241      7.294                21                  30                   8
   303              5.240      5.292          7.240      7.292                21                  30                   8
   304              5.237      5.290          7.237      7.290                21                  30                   8
   305              5.235      5.287          7.235      7.287                21                  30                   8
   306              5.233      5.285          7.233      7.285                21                  30                   8
   307              5.229      5.281          7.229      7.281                21                  30                   8
   308              5.228      5.280          7.228      7.280                21                  30                   8
   309              5.226      5.278          7.226      7.278                21                  30                   8
   310              5.222      5.276          7.222      7.276                21                  30                   8
   311              5.221      5.274          7.221      7.274                21                  30                   8
   312              5.219      5.272          7.219      7.272                21                  30                   8
   313              5.217      5.271          7.217      7.271                21                  30                   8
   314              5.215      5.268          7.215      7.268                21                  30                   8
   315              5.214      5.266          7.214      7.266                21                  30                   8
   316              5.210      5.263          7.210      7.263                21                  30                   8
   317              5.209      5.261          7.209      7.261                21                  30                   8
   318              5.208      5.260          7.208      7.260                21                  30                   8
   319              5.204      5.258          7.204      7.258                21                  30                   8
   320              5.203      5.256          7.203      7.256                21                  30                   8
   321              5.201      5.254          7.201      7.254                21                  30                   8
   322              5.199      5.252          7.199      7.252                21                  30                   8
   323              5.198      5.251          7.198      7.251                21                  30                   8
   324              5.196      5.250          7.196      7.250                21                  30                   8
   325              5.194      5.247          7.194      7.247                21                  30                   8
   326              5.192      5.245          7.192      7.245                21                  30                   8
   327              5.191      5.244          7.191      7.244                21                  30                   8
   328              5.189      5.242          7.189      7.242                21                  30                   8
   329              5.188      5.240          7.188      7.240                21                  30                   8
   330              5.185      5.238          7.185      7.238                21                  30                   8
   331              5.184      5.237          7.184      7.237                21                  30                   8
   332              5.183      5.235          7.183      7.235                21                  30                   8
   333              5.181      5.234          7.181      7.234                21                  30                   8
   334              5.178      5.232          7.178      7.232                21                  30                   8
   335              5.179      5.232          7.179      7.232                21                  30                   8
   336              5.176      5.230          7.176      7.230                21                  30                   8
   337              5.175      5.229          7.175      7.229                21                  30                   8
   338              5.174      5.227          7.174      7.227                21                  30                   8
   339              5.172      5.226          7.172      7.226                21                  30                   8
   340              5.171      5.225          7.171      7.225                21                  30                   8
   341              5.170      5.223          7.170      7.223                21                  30                   8
   342              5.168      5.222          7.168      7.222                21                  30                   8
   343              5.167      5.220          7.167      7.220                21                  30                   8
   344              5.166      5.219          7.166      7.219                21                  30                   8
   345              5.165      5.218          7.165      7.218                21                  30                   8
   346              5.163      5.217          7.163      7.217                21                  30                   8
   347              5.163      5.218          7.163      7.218                21                  30                   8
   348              5.161      5.215          7.161      7.215                21                  30                   8
   349              5.160      5.215          7.160      7.215                21                  30                   8
   350              5.159      5.214          7.159      7.214                21                  30                   8
   351              5.158      5.212          7.158      7.212                21                  30                   8
   352              5.158      5.212          7.158      7.212                21                  30                   8
   353              5.155      5.209          7.155      7.209                21                  30                   8
   354              5.155      5.209          7.155      7.209                21                  30                   8
   355              5.155      5.208          7.155      7.208                21                  30                   8
   356              5.153      5.207          7.153      7.207                21                  30                   8
   357              5.153      5.205          7.153      7.205                21                  30                   8
   358              5.151      5.203          7.151      7.203                21                  30                   8
   359              5.151      5.203          7.151      7.203                21                  30                   8
   360              5.149      5.200          7.149      7.200                21                  30                   8
   361              5.148      5.197          7.148      7.197                21                  30                   8


GSAMP 05-AHL
Run 3

              Class M-2                           Forward Libor            Forward + 200 bps
              --------------------------------------------------------------------------------
                  To      % of CDR Curve                        226.06                  193.85
              Maturity    WAL                                     7.94                    8.33
                          Principal Writedown          1,730.66 (0.01%)          475.62 (0.00%)
                          Total Collat Loss      79,247,143.49 (12.72%)  71,127,083.91 (11.42%)
              --------------------------------------------------------------------------------
                  To      % of CDR Curve                        279.77                  243.23
              Call        WAL                                     4.83                    5.00
                          Principal Writedown          2,645.54 (0.01%)        1,867.05 (0.01%)
                          Total Collat Loss      75,261,660.23 (12.08%)  68,281,428.38 (10.96%)
              --------------------------------------------------------------------------------

              Class M-3                           Forward Libor            Forward + 200 bps
              --------------------------------------------------------------------------------
                  To      % of CDR Curve                        191.13                  160.93
              Maturity    WAL                                    10.92                   11.49
                          Principal Writedown          2,876.81 (0.03%)        1,727.01 (0.02%)
                          Total Collat Loss      70,341,947.82 (11.29%)   61,977,170.97 (9.95%)
              --------------------------------------------------------------------------------
                  To      % of CDR Curve                        233.73                  200.38
              Call        WAL                                     5.08                    5.25
                          Principal Writedown          2,128.05 (0.02%)        1,919.52 (0.02%)
                          Total Collat Loss      66,649,348.54 (10.70%)   59,537,633.29 (9.56%)
              --------------------------------------------------------------------------------

              Class M-4                           Forward Libor            Forward + 200 bps
              --------------------------------------------------------------------------------
                  To      % of CDR Curve                        163.00                  134.81
              Maturity    WAL                                    11.85                   12.48
                          Principal Writedown          3,358.04 (0.04%)        2,481.58 (0.03%)
                          Total Collat Loss      62,517,875.50 (10.04%)   54,060,889.56 (8.68%)
              --------------------------------------------------------------------------------
                  To      % of CDR Curve                        199.49                  166.99
              Call        WAL                                     5.25                    5.50
                          Principal Writedown          1,236.15 (0.02%)        2,176.22 (0.03%)
                          Total Collat Loss       59,300,579.63 (9.52%)   52,177,991.36 (8.38%)
              --------------------------------------------------------------------------------

*** Collateral Loss through the life of the related bond
*** Yield Assumes a Par price

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

disclaimer
No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

We need these matrices in addition to strats

If the deal has deep MI - we want the following:

For Non-MI Loans-only
By LTV Bucket   % of total deal    Avg FICO   %<550 FICO    %full doc   %non owner
-------------   ---------------    --------   ----------    ---------   ----------
<=50% LTV                  1.43%        629        24.53%       42.76        7.455
51%-60%                    1.94         629           18        39.09        9.986
61%-70%                    5.19         606        28.47         46.1        8.946
71%-80%                    53.8         651         7.25        33.47        3.215
81%-85%                   16.23         601        25.25        47.33        8.468
86%-90%                   14.72         621        17.26        48.02        9.603
91%-95%                    2.31         638            0        91.32        4.543
96%-100%                   4.37         644            0        91.55            0
                ---------------    --------   ----------    ---------   ----------
                         100.00%        635        12.72%       42.64        5.388


Aggregate Loans
                                                                                                       % Second Lien
                                                                                                       (Simultaneous
FICO          % of total deal   Avg LTV   Max LTV   % Full Doc   % Owner Occ   % IO    WAC    MARGIN    or Silent)
----          ---------------   -------   -------   ----------   -----------   ----    ---    ------    ----------
500 - 519                 4.6     78.38        90        88.76        99.444      0   8.065    6.649            1.25
520 - 539                   5     78.39        90         80.1         99.27      0   8.063    6.646               4
540 - 559                4.95     82.25        90        65.91        98.292      0   7.968    6.551            8.04
560 - 579                4.51     80.38        95        49.34        96.951      0   7.759    6.427            9.92
580 - 599                6.14     83.01       100        48.02        93.085   4.35   7.572    6.132           25.17
600 - 619               10.03     82.29       100        54.94        95.525   25.47  7.257    5.892           28.24
620 & Above             64.75     81.13       100        31.78        93.467   26.65  6.952    5.587            54.8



IO Loans
                                                                                                           % Second Lien
                                                                                                           (Simultaneous
FICO          % of total deal    Avg LTV    Max LTV   % Full Doc   % Owner Occ    WAC     MARGIN            or Silent)
----          ---------------    -------    -------   ----------   -----------    ---     ------    -       ----------
580 - 599                1.33%     80.41%     85.00       100.00       100.000   100.00   6.854    5.503           64.14
600 - 619               12.72      82.64     100.00        96.17       100.000   100.00   6.850    5.480           54.63
620 - 639               16.24      82.50     100.00        81.19       100.000   100.00   6.584    5.200           66.28
640 - 659               15.79      82.31     100.00        75.74        99.075   100.00   6.475    5.030           65.17
660 - 679               13.49      76.32     100.00        53.63       100.000   100.00   6.576    5.262           66.98
680 - 699               17.22      80.21     100.00        44.06       100.000   100.00   6.579    5.203           81.89
700 - 719                7.84      79.41     100.00        23.46        95.207   100.00   6.630    5.267           75.50
720 - 739                7.38      79.15      85.00        35.60        97.211   100.00   6.741    5.331           87.72
740 - 759                3.41      80.24      90.00        61.40       100.000   100.00   6.225    4.799           70.28
760 - 779                2.53      80.08     100.00        34.20       100.000   100.00   6.419    5.129           75.10
780 - 800                1.87      76.26      80.00        56.34       100.000   100.00   6.463    5.113           81.70
801 & Above              0.17      80.00      80.00       100.00       100.000   100.00   6.375    4.875          100.00
-----------   ---------------    -------    -------   ----------   -----------   ------   -----   ------   -------------
Total:                 100.00%     80.48%    100.00        62.19        99.272   100.00   6.598    5.221           70.39


We needs strats broken out in this format for Total ARMs, Total Fixed, Total IO Loans seperately
We also need this for the total pool combined

Original Principal Balances of Mortgage Loans

                                                    Aggregate          % of Aggregate
                                                Original Principal    Principal Balance   AVG CURRENT
Range ($)                    Number of Loans         Balance         as of Cut-off Date     BALANCE     WA GROSS CPN   WA COMBLTV
--------------------------   ---------------   -------------------   ------------------   -----------   ------------   ----------
0-24,999.01                                1            $24,664.00                 0.00     $24,664.00          9.790         0.70
25,000.01 - 50,000.00                     37         $1,671,662.00                 0.27     $45,180.00          8.650        76.24
50,000.01 - 75,000.00                    155         $9,807,952.00                 1.56     $63,277.00          8.022        82.22
75,000.01 - 100,000.00                   234        $20,777,700.00                 3.30     $88,794.00          7.627        79.92
100,000.01 - 125,000.00                  290        $32,942,429.00                 5.24    $113,595.00          7.595        81.49
125,000.01 - 150,000.00                  296        $40,550,599.00                 6.45    $136,995.00          7.533        82.71
150,000.01 - 175,000.00                  233        $37,924,451.00                 6.03    $162,766.00          7.449        81.27
175,000.01 - 200,000.00                  278        $52,456,523.00                 8.34    $188,693.00          7.255        80.79
200,000.01 - 225,000.00                  199        $42,204,400.00                 6.71    $212,082.00          7.273        82.06
225,000.01 - 250,000.00                  195        $46,448,021.00                 7.39    $238,195.00          7.242        80.41
250,000.01 - 275,000.00                  165        $43,251,379.00                 6.88    $262,130.00          7.036        81.03
275,000.01 - 300,000.00                  169        $48,368,900.00                 7.69    $286,207.00          7.058        81.62
300,000.01 - 333,700.00                  180        $57,179,991.00                 9.09    $317,667.00          7.063        81.40
333,700.01 - 350,000.00                   58        $19,874,224.00                 3.16    $342,659.00          7.100        81.49
350,000.01 - 600,000.00                  405       $169,210,454.00                26.91    $417,804.00          7.027        81.10
600,000.01 -1,000,000.00                   8         $6,111,453.00                 0.97    $763,932.00          7.022        66.57
--------------------------   ---------------   -------------------   ------------------    -----------   ------------   ----------
Total:                                 2,903       $628,804,802.00                 1.00    $216,605.00          7.215         0.81

Range ($)                     GWAC    WA FICO
--------------------------  -----   -------
0-24,999.01                               528
25,000.01 - 50,000.00                     576
50,000.01 - 75,000.00                     600
75,000.01 - 100,000.00                    609
100,000.01 - 125,000.00                   617
125,000.01 - 150,000.00                   615
150,000.01 - 175,000.00                   626
175,000.01 - 200,000.00                   636
200,000.01 - 225,000.00                   630
225,000.01 - 250,000.00                   635
250,000.01 - 275,000.00                   646
275,000.01 - 300,000.00                   633
300,000.01 - 333,700.00                   639
333,700.01 - 350,000.00                   638
350,000.01 - 600,000.00                   647
600,000.01 -1,000,000.00                  645
--------------------------    -----   -------
Total:                                    635


Principal Balances of Mortgage Loans as of Cutoff Date

                                               Aggregate Principal     % of Aggregate
                                                  Balance as of      Principal Balance    AVG CURRENT
Range ($)                    Number of Loans      Cut-off Date       as of Cut-off Date     BALANCE     WA GROSS CPN   WA COMBLTV
--------------------------   ---------------   -------------------   ------------------   -----------   ------------   ----------
0-24,999.01                                1            $24,664.00                 0.00    $24,664.00          9.790         0.70
25,000.01 - 50,000.00                     37         $1,671,662.00                 0.27    $45,180.00          8.650        76.24
50,000.01 - 75,000.00                    155         $9,807,952.00                 1.56    $63,277.00          8.022        82.22
75,000.01 - 100,000.00                   234        $20,777,700.00                 3.30    $88,794.00          7.627        79.92
100,000.01 - 125,000.00                  292        $33,192,235.00                 5.28   $113,672.00          7.601        81.55
125,000.01 - 150,000.00                  295        $40,450,712.00                 6.43   $137,121.00          7.527        82.65
150,000.01 - 175,000.00                  233        $37,949,386.00                 6.04   $162,873.00          7.446        81.32
175,000.01 - 200,000.00                  277        $52,281,669.00                 8.31   $188,742.00          7.258        80.76
200,000.01 - 225,000.00                  201        $42,654,050.00                 6.78   $212,209.00          7.280        82.09
225,000.01 - 250,000.00                  194        $46,248,056.00                 7.35   $238,392.00          7.232        80.36
250,000.01 - 275,000.00                  167        $43,825,684.00                 6.97   $262,429.00          7.058        81.01
275,000.01 - 300,000.00                  168        $48,144,280.00                 7.66   $286,573.00          7.040        81.69
300,000.01 - 333,700.00                  178        $56,580,621.00                 9.00   $317,869.00          7.062        81.36
333,700.01 - 350,000.00                   60        $20,573,308.00                 3.27   $342,888.00          7.109        81.53
350,000.01 - 600,000.00                  403       $168,511,370.00                26.80   $418,142.00          7.026        81.10
600,000.01 -1,000,000.00                   8         $6,111,453.00                 0.97   $763,932.00          7.022        66.57
--------------------------   ---------------   -------------------   ------------------   -----------   ------------   ----------
Total:                                 2,903       $628,804,802.00                 1.00   $216,605.00          7.215         0.81

Range ($)                   GWAC    WA FICO
--------------------------  -----   -------
0-24,999.01                             528
25,000.01 - 50,000.00                   576
50,000.01 - 75,000.00                   600
75,000.01 - 100,000.00                  609
100,000.01 - 125,000.00                 617
125,000.01 - 150,000.00                 616
150,000.01 - 175,000.00                 626
175,000.01 - 200,000.00                 636
200,000.01 - 225,000.00                 629
225,000.01 - 250,000.00                 636
250,000.01 - 275,000.00                 645
275,000.01 - 300,000.00                 633
300,000.01 - 333,700.00                 639
333,700.01 - 350,000.00                 638
350,000.01 - 600,000.00                 647
600,000.01 -1,000,000.00                645
--------------------------  -----   -------
Total:                                  635


Current Mortgage Rates of Mortgage Loans

                                               Aggregate Principal     % of Aggregate
                                                  Balance as of      Principal Balance    AVG CURRENT
Mortgage Rates (%)           Number of Loans      Cut-off Date       as of Cut-off Date     BALANCE     WA GROSS CPN   WA COMBLTV
--------------------------   ---------------   -------------------   ------------------   -----------   ------------   ----------
below 5.0                                  4         $1,429,132.00                 0.00   $357,283.00          4.913         0.81
5.000 - 5.499                             28         $7,652,388.00                 1.22   $273,300.00          5.351        73.82
5.500 - 5.999                            179        $48,345,860.00                 7.69   $270,089.00          5.869        75.89
6.000 - 6.499                            261        $67,873,952.00                10.79   $260,053.00          6.300        77.84
6.500 - 6.999                            754       $182,356,840.00                29.00   $241,853.00          6.814        80.90
7.000 - 7.499                            447        $93,375,012.00                14.85   $208,893.00          7.286        82.12
7.500 - 7.999                            683       $134,355,231.00                21.37   $196,713.00          7.770        83.26
8.000 - 8.499                            227        $40,046,470.00                 6.37   $176,416.00          8.273        83.13
8.500 - 8.999                            220        $39,233,478.00                 6.24   $178,334.00          8.744        82.99
9.000 - 9.499                             39         $5,271,909.00                 0.84   $135,177.00          9.251        85.03
9.500 - 9.999                             47         $7,628,888.00                 1.21   $162,317.00          9.726        82.51
10.000 - 10.499                            6           $564,630.00                 0.09    $94,105.00         10.201        82.51
10.500 - 10.999                            7           $496,350.00                 0.08    $70,907.00         10.735        81.49
11.000 - 11.499
11.500 - 11.999                            1           $174,660.00                 0.03   $174,660.00         11.750       100.00
12.000 - 12.499
12.500 - 12.999
13.000 - 13.499
--------------------------   ---------------   -------------------   ------------------   -----------   ------------   ----------
Total:                                 2,903       $628,804,802.00                 1.00   $216,605.00          7.215         0.81

Mortgage Rates (%)          GWAC    WA FICO
--------------------------  -----   -------
below 5.0                       5       684
5.000 - 5.499                   5       680
5.500 - 5.999                   6       676
6.000 - 6.499                   6       661
6.500 - 6.999                   7       653
7.000 - 7.499                   7       634
7.500 - 7.999                   8       617
8.000 - 8.499                   8       602
8.500 - 8.999                   9       568
9.000 - 9.499                   9       567
9.500 - 9.999                  10       562
10.000 - 10.499                10       564
10.500 - 10.999                11       571
11.000 - 11.499
11.500 - 11.999                12       684
12.000 - 12.499
12.500 - 12.999
13.000 - 13.499
--------------------------  -----   -------
Total:                          7       635


Original Term to Maturity of Mortgage Loans

                                               Aggregate Principal     % of Aggregate
                                                  Balance as of      Principal Balance    AVG CURRENT
Original Term (mos)          Number of Loans      Cut-off Date       as of Cut-off Date     BALANCE     WA GROSS CPN   WA COMBLTV
--------------------------   ---------------   -------------------   ------------------   -----------   ------------   ----------
000 - 180                                 35            $3,583,033                 0.01   $102,372.00          7.307         0.68
181 - 240                                 27             3,736,051                 0.59   $138,372.00          7.028        72.67
241 - 360                              2,841           621,485,717                98.84   $218,756.00          7.215        81.25
--------------------------   ---------------   -------------------   ------------------   -----------   ------------   ----------
Total:                                 2,903           628,804,802                 1.00   $216,605.00          7.215         0.81

Original Term (mos)         GWAC    WA FICO
--------------------------  -----   -------
000 - 180                       7       612
181 - 240                       7       640
241 - 360                       7       635
--------------------------  -----   -------
Total:                          7       635


Stated Remaining Term to Maturity of Mortgage Loans
                                               Aggregate Principal     % of Aggregate
                                                  Balance as of      Principal Balance    AVG CURRENT
Remaining Term (mos)         Number of Loans      Cut-off Date       as of Cut-off Date     BALANCE     WA GROSS CPN   WA COMBLTV
--------------------------   ---------------   -------------------   ------------------   -----------   ------------   ----------
061 - 120                                  3               254,806                 0.00    $84,935.00          7.325         0.67
121 - 180                                 32             3,328,227                 0.53   $104,007.00          7.305        68.41
181 - 240                                 27             3,736,051                 0.59   $138,372.00          7.028        72.67
241-300                                    3               187,306                 0.03    $62,435.00          6.691        71.76
301 - 360                              2,838           621,298,411                98.81   $218,921.00          7.215        81.25
--------------------------   ---------------   -------------------   ------------------   -----------   ------------   ----------
Total:                                 2,903       $628,804,801.51                 1.00   $216,605.00          7.215         0.81

Remaining Term (mos)        GWAC    WA FICO
--------------------------  -----   -------
061 - 120                       7       599
121 - 180                       7       613
181 - 240                       7       640
241-300                         7       603
301 - 360                       7       635
--------------------------  -----   -------
Total:                          7       635


                                               Aggregate Principal     % of Aggregate
                                                  Balance as of      Principal Balance    AVG CURRENT
Mortgage Insurance           Number of Loans      Cut-off Date       as of Cut-off Date     BALANCE     WA GROSS CPN   WA COMBLTV
--------------------------   ---------------   -------------------   ------------------   -----------   ------------   ----------
Yes
No                                     2,903       $628,804,801.51                  100%  $216,605.00          7.215         0.81
--------------------------   ---------------   -------------------   ------------------   -----------   ------------   ----------
Total:                                 2,903       $628,804,801.51                 1.00   $216,605.00          7.215         0.81

Mortgage Insurance          GWAC    WA FICO
--------------------------  -----   -------
Yes
No                              7       635
--------------------------  -----   -------
Total:                          7       635


                                               Aggregate Principal      % of Aggregate
                                                  Balance as of       Principal Balance    AVG CURRENT
Lien                         Number of Loans       Cut-off Date       as of Cut-off Date     BALANCE      WA GROSS CPN   WA COMBLTV
--------------------------   ---------------   --------------------   ------------------   ------------   ------------   ----------
1                                      2,903        $628,804,801.51                  100%   $216,605.00          7.215         0.81
2
--------------------------   ---------------   --------------------   ------------------   ------------   ------------   ----------
Total:                                 2,903        $628,804,801.51                 1.00    $216,605.00          7.215         0.81

Lien                         GWAC    WA FICO
--------------------------   -----   -------
1                                7       635
2
--------------------------   -----   -------
Total:                           7       635


                                               Aggregate Principal     % of Aggregate
                                                  Balance as of      Principal Balance     AVG CURRENT
Seasoning(mos)               Number of Loans      Cut-off Date       as of Cut-off Date      BALANCE     WA GROSS CPN   WA COMBLTV
--------------------------   ---------------   -------------------   ------------------    -----------   ------------   ----------
1                                          2              $580,306                 0.09%      $290,153          7.355        78.67%
2                                        709           154,703,953                 24.6        218,200          7.276        80.44
3                                      1,192           255,837,401                40.69        214,629          7.287         80.9
4                                        853           187,495,518                29.82        219,807          7.046        81.27
5                                        101            20,295,412                 3.23        200,945          7.142        85.45
6                                         30             6,938,831                  1.1        231,294          7.766        86.74
7                                          9             1,717,859                 0.27        190,873          7.718        81.86
8                                          2               363,279                 0.06        181,639            7.5        81.09
9                                          4               734,659                 0.12        183,665          7.733        89.46
10                                         1               137,583                 0.02        137,583          5.855        93.88
--------------------------   ---------------   -------------------   ------------------    -----------   ------------   ----------
Total:                                 2,903       $628,804,802.00               100.00%      $216,605          7.215        81.12%

Seasoning(mos)               GWAC    WA FICO
--------------------------   -----   -------
1                            7.355       636
2                            7.276       634
3                            7.287       636
4                            7.046       635
5                            7.142       630
6                            7.766       613
7                            7.718       610
8                              7.5       606
9                            7.733       661
10                           5.855       662
--------------------------   -----   -------
Total:                       7.215       635


Combined Loan-to-Value Ratios of Mortgage Loans

                                               Aggregate Principal     % of Aggregate
                                                  Balance as of      Principal Balance     AVG CURRENT
Combined LTVs                Number of Loans      Cut-off Date       as of Cut-off Date      BALANCE     WA GROSS CPN   WA COMBLTV
--------------------------   ---------------   -------------------   ------------------    -----------   ------------   ----------
0.01 - 25.00                               6            $1,532,555                 0.24%      $255,426          6.325        13.95%
25.01 - 30.00                              1                94,722                 0.02         94,722          6.125        29.87
30.01 - 35.00                              3               317,936                 0.05        105,979          6.706        31.93
35.01 - 40.00                              9             1,189,697                 0.19        132,189          7.556        37.92
40.01 - 45.00                             16             2,924,627                 0.47        182,789          6.532        42.14
45.01 - 50.00                             19             2,954,981                 0.47        155,525          6.525        47.67
50.01 - 55.00                             24             4,058,540                 0.65        169,106          6.848        52.81
55.01 - 60.00                             41             8,147,671                  1.3        198,724          6.777        58.03
60.01 - 65.00                             43             8,240,642                 1.31        191,643          6.912        63.39
65.01 - 70.00                            116            24,397,771                 3.88        210,326          7.088        68.79
70.01 - 75.00                            174            40,231,639                  6.4        231,216          7.332        73.82
75.01 - 80.00                          1,296           298,041,240                 47.4        229,970          7.012         79.8
80.01 - 85.00                            480           102,043,313                16.23        212,590          7.534        84.46
85.01 - 90.00                            435            92,573,562                14.72        212,813           7.47        89.49
90.01 - 95.00                             75            14,552,101                 2.31        194,028          7.411        94.49
95.01 - 100.00                           165            27,503,804                 4.37        166,690          7.672         99.8
--------------------------   ---------------   -------------------   ------------------    -----------   ------------   ----------
Total:                                 2,903       $628,804,802.00               100.00%      $216,605          7.215        81.12%

Combined LTVs                GWAC    WA FICO
--------------------------   -----   -------
0.01 - 25.00                 6.325       633
25.01 - 30.00                6.125       776
30.01 - 35.00                6.706       595
35.01 - 40.00                7.556       587
40.01 - 45.00                6.532       626
45.01 - 50.00                6.525       646
50.01 - 55.00                6.848       611
55.01 - 60.00                6.777       638
60.01 - 65.00                6.912       584
65.01 - 70.00                7.088       614
70.01 - 75.00                7.332       613
75.01 - 80.00                7.012       656
80.01 - 85.00                7.534       601
85.01 - 90.00                 7.47       621
90.01 - 95.00                7.411       638
95.01 - 100.00               7.672       644
--------------------------   -----   -------
Total:                       7.215       635


Owner Occupancy of Mortgage Loans

                                               Aggregate Principal     % of Aggregate
                                                  Balance as of      Principal Balance     AVG CURRENT
Owner Occupancy              Number of Loans      Cut-off Date       as of Cut-off Date      BALANCE     WA GROSS CPN   WA COMBLTV
--------------------------   ---------------   -------------------   ------------------    -----------   ------------   ----------
Owner                                  2,734           594,927,503                94.61%      $217,603          7.203        81.14%
Investment                               148            28,783,798                 4.58        194,485          7.459        80.89
Second Home                               21             5,093,500                 0.81        242,548           7.24         80.8
--------------------------   ---------------   -------------------   ------------------    -----------   ------------   ----------
Total:                                 2,903       $628,804,801.51               100.00%      $216,605          7.215        81.12%

Owner Occupancy              GWAC    WA FICO
--------------------------   -----   -------
Owner                        7.203       633
Investment                   7.459       666
Second Home                   7.24       639
--------------------------   -----   -------
Total:                       7.215       635


Property Type of Mortgage Loans

                                               Aggregate Principal     % of Aggregate
                                                  Balance as of      Principal Balance     AVG CURRENT
Property Types               Number of Loans      Cut-off Date       as of Cut-off Date      BALANCE     WA GROSS CPN   WA COMBLTV
--------------------------   ---------------   -------------------   ------------------    -----------   ------------   ----------
Single Family Detached                 1,970          $404,540,061                64.19%      $204,893          7.233        81.40%
2-4 Family Detached                      328            85,896,228                13.63        261,232          7.188        79.21
2-4 Family Attached
PUD Detached                             268            67,384,325                 10.7        251,003          7.185        81.43
Single Family Attached                    38         $7,952,862.24                79.97          79.97          87.77      626.072
Condo 1-4 Stories Attached               197        $42,492,265.01                81.69          81.69           91.9      657.223
Manufactured Home Detached                 4               781,790                 0.12        195,246          7.924        82.05
PUD Attached                              65            14,827,159                 2.35        227,719          7.472        81.22
Condo 5 Stories+                           9         $2,517,280.99                82.15          82.15          91.58      639.619
Townhouse                                 24         $3,666,817.61                83.94          83.94          90.36      629.382
--------------------------   ---------------   -------------------   ------------------    -----------   ------------   ----------
Total:                                  2903       $628,804,801.51                81.12          81.12          88.89      634.946

Property Types               GWAC    WA FICO
--------------------------   -----   -------
Single Family Detached       7.233       628
2-4 Family Detached          7.188       652
2-4 Family Attached
PUD Detached                 7.185       640
Single Family Attached       7.044      1.26   37.015        0   100    40.78   16.607   47.981   21.895   42.11   31.61   0
Condo 1-4 Stories Attached   6.998      6.76   66.214    6.677   100   54.347    54.17   39.812   39.501   42.79   28.51   0
Manufactured Home Detached   7.924       623
PUD Attached                 7.472       631
Condo 5 Stories+             7.612       0.4   90.393   16.713   100   42.458   15.825   34.957     31.4   40.33    31.4   0
Townhouse                    7.754      0.58    56.47    8.519   100   37.808        0    43.03        0   40.77    18.3   0
--------------------------   -----   -------
Total:                       7.215       100   46.076    5.388   100   40.964   29.284   42.637   20.079   41.15   26.89   0


Loan Purpose of Mortgage Loans

                                               Aggregate Principal     % of Aggregate
                                                  Balance as of      Principal Balance    AVG CURRENT
Loan Purpose                 Number of Loans      Cut-off Date       as of Cut-off Date     BALANCE     WA GROSS CPN   WA COMBLTV
--------------------------   ---------------   -------------------   ------------------   -----------   ------------   ----------
Cash Out                               1,572       $327,932,104.00                 0.52   $208,608.00          7.256         0.81
Purchase                               1,269       $289,731,015.00                46.08   $228,314.00          7.168        81.74
Rate/Term Refi                            62        $11,141,682.00                 1.77   $179,705.00          7.201        82.45
--------------------------   ---------------   -------------------   ------------------   -----------   ------------   ----------
Total:                                 2,903       $628,804,802.00                 1.00   $216,605.00          7.215         0.81

Loan Purpose                 GWAC    WA FICO
--------------------------   -----   -------
Cash Out                         7       614
Purchase                         7       659
Rate/Term Refi                   7       624
--------------------------   -----   -------
Total:                           7       635


Document Type of Mortgage Loans

                                               Aggregate Principal     % of Aggregate
                                                  Balance as of      Principal Balance    AVG CURRENT
Document Type                Number of Loans      Cut-off Date       as of Cut-off Date     BALANCE     WA GROSS CPN   WA COMBLTV
--------------------------   ---------------   -------------------   ------------------   -----------   ------------   ----------
Full                                   1,358       $268,105,275.00                42.64   $197,427.00          7.165        82.85
Stated Income                          1,245       $287,571,265.00                 0.46   $230,981.00          7.347         0.80
No Income/No Asset
Limited Income                           300        $73,128,262.00                11.63   $243,761.00          6.877        79.67
--------------------------   ---------------   -------------------   ------------------   -----------   ------------   ----------
Total:                                 2,903       $628,804,802.00                 1.00   $216,605.00          7.215         0.81

Document Type                GWAC    WA FICO
--------------------------   -----   -------
Full                             7       614
Stated Income                    7       654
No Income/No Asset
Limited Income                   7       640
--------------------------   -----   -------
Total:                           7       635


Product Type of Mortgage Loans

                                               Aggregate Principal      % of Aggregate
                                                  Balance as of       Principal Balance     AVG CURRENT
Product Type                 Number of Loans       Cut-off Date       as of Cut-off Date      BALANCE     WA GROSS CPN   WA COMBLTV
--------------------------   ---------------   --------------------   ------------------    -----------   ------------   ----------
FIX                                      716           $123,505,686                19.64%      $172,494          7.035        78.62%
--------------------------   ---------------   --------------------   ------------------    -----------   ------------   ----------
Total:                                   716           $123,505,686                19.64%      $172,494          7.035        78.62%

Product Type                 GWAC    WA FICO
--------------------------   -----   -------
FIX                          7.035       643
--------------------------   -----   -------
Total:                       7.035       643

**    For ARM loans please break out 2/28, 3/27, 5/25 by percentage
** For IO loans please include length of ammortization term and fixed rate term ( 2yr, 3yr, 5yr, 10yr)


Geographical Distribution of Mortgages Loans

                                               Aggregate Principal     % of Aggregate
                                                  Balance as of      Principal Balance    AVG CURRENT
State                        Number of Loans      Cut-off Date       as of Cut-off Date     BALANCE     WA GROSS CPN   WA COMBLTV
--------------------------   ---------------   -------------------   ------------------   -----------   ------------   ----------
New York                                 366        $95,432,593.00                 0.15   $260,745.00          6.876         0.77
California                               634       $184,138,002.00                29.28   $290,438.00          6.940        79.32
Massachusetts                             46        $11,299,969.00                 1.80   $245,652.00          7.606        80.20
Other                                  1,857       $337,934,237.00                53.74   $181,979.00          7.447        83.24
--------------------------   ---------------   -------------------   ------------------   -----------   ------------   ----------
Total:                                 2,903       $628,804,802.00                 1.00   $216,605.00          7.215         0.81

State                        GWAC    WA FICO
--------------------------   -----   -------
New York                         7       642
California                       7       645
Massachusetts                    8       644
Other                            7       627
--------------------------   -----   -------
Total:                           7       635


Prepay Penalty for Mortgage Loans

                                               Aggregate Principal     % of Aggregate
                                                  Balance as of      Principal Balance    AVG CURRENT
Prepay Penalty               Number of Loans      Cut-off Date       as of Cut-off Date     BALANCE     WA GROSS CPN   WA COMBLTV
--------------------------   ---------------   -------------------   ------------------   -----------   ------------   ----------
Has Prepay Penalty                     2,344       $518,622,980.00                82.48   $221,256.00          7.131        80.96
None                                     559       $110,181,821.00                 0.18   $197,105.00          7.607         0.82
--------------------------   ---------------   -------------------   ------------------   -----------   ------------   ----------
Total:                                 2,903       $628,804,802.00                 1.00   $216,605.00          7.215         0.81

Prepay Penalty                GWAC    WA FICO
--------------------------    -----   -------
Has Prepay Penalty                7       637
None                              8       625
--------------------------    -----   -------
Total:                            7       635


Prepay Term for Mortgage Loans

                                               Aggregate Principal     % of Aggregate
                                                  Balance as of      Principal Balance    AVG CURRENT
Prepay Term                  Number of Loans      Cut-off Date       as of Cut-off Date     BALANCE     WA GROSS CPN   WA COMBLTV
--------------------------   ---------------   -------------------   ------------------   -----------   ------------   ----------
12                                       391       $109,824,191.00                17.47   $280,880.00          6.890        78.40
24                                       989       $227,082,650.00                36.11   $229,608.00          7.246        81.48
30                                        24         $5,593,641.00                 0.89   $233,068.00          7.065        79.61
36                                       369        $76,096,701.00                12.10   $206,224.00          7.171        81.94
No Prepay Penalty                        559       $110,181,821.00                 0.18   $197,105.00          7.607         0.82
--------------------------   ---------------   -------------------   ------------------   -----------   ------------   ----------
Total:

Prepay Term                  GWAC    WA FICO
--------------------------   -----   -------
12                               7       644
24                               7       636
30                               7       636
36                               7       633
No Prepay Penalty                8       625
--------------------------   -----   -------
Total:


Fico Scores of Mortgage Loans

                                               Aggregate Principal     % of Aggregate
                                                  Balance as of      Principal Balance     AVG CURRENT
Fico Scores                  Number of Loans      Cut-off Date       as of Cut-off Date      BALANCE     WA GROSS CPN   WA COMBLTV
--------------------------   ---------------   -------------------   ------------------    -----------   ------------   ----------
1 - 520                                  182            30,062,356                 4.78        165,178          8.074        78.57
520-539                                  189            30,404,147                 4.84        160,869           8.06        78.24
540-559                                  170            31,103,437                 4.95        182,961          7.968        82.25
560-579                                  143            28,375,019                 4.51        198,427          7.759        80.38
580-599                                  185            38,592,982                 6.14        208,611          7.572        83.01
600-619                                  283            63,063,365                10.03        222,839          7.257        82.29
620 & Above                            1,750           407,139,291                64.75        232,651          6.952        81.13
Not Available                              1               $64,205                 0.01%       $64,205            9.5        75.00%
--------------------------   ---------------   -------------------   ------------------    -----------   ------------   ----------
Total:                                 2,903          $628,804,802               100.00%      $216,605          7.215        81.12%

Fico Scores                  GWAC    WA FICO
--------------------------   -----   -------
1 - 520                      8.074       509
520-539                       8.06       530
540-559                      7.968       548
560-579                      7.759       569
580-599                      7.572       590
600-619                      7.257       610
620 & Above                  6.952       671
Not Available                  9.5         0
--------------------------   -----   -------
Total:                       7.215       635

1. Original Principal Balance

                                                             Pct. Of Pool      Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal       Gross         Combined
Original Principal Balance          Loans       Balance        Balance        Balance       Coupon            LTV
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
$25,001 - $50,000                        11       $513,527           0.10%     $46,684           9.182           78.88%
$50,001 - $75,000                        68      4,298,482           0.85       63,213           8.151           83.75
$75,001 - $100,000                      128     11,324,238           2.24       88,471           7.745           81.14
$100,001 - $125,000                     179     20,370,049           4.03      113,799           7.692           82.02
$125,001 - $150,000                     229     31,307,422            6.2      136,714           7.576           83.52
$150,001 - $175,000                     183     29,843,454           5.91      163,079           7.501           82.25
$175,001 - $200,000                     222     41,884,894           8.29      188,671           7.313           81.87
$200,001 - $225,000                     169     35,867,442            7.1      212,233           7.338           81.96
$225,001 - $250,000                     168     40,057,456           7.93      238,437           7.304           81.68
$250,001 - $275,000                     140     36,663,354           7.26      261,881           7.147           82.34
$275,001 - $300,000                     144     41,178,063           8.15      285,959           7.078           82.18
$300,001 - $337,000                     153     48,584,941           9.62      317,549           7.114           82.06
$337,001 - $350,000                      48     16,444,625           3.25      342,596           7.268           82.14
$350,001 - $600,000                     337    140,849,715          27.87      417,952           7.092            81.3
$600,001 - $1,000,000                     8      6,111,453           1.21      763,932           7.022           66.57
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
Total:                                2,187   $505,299,115         100.00%    $231,047           7.259           81.73%

                                  Weighted Avg.   Weighted Avg.
                                      Gross          Current
Original Principal Balance           Coupon           FICO
-------------------------------   -------------   -------------
$25,001 - $50,000                         9.182             563
$50,001 - $75,000                         8.151             594
$75,001 - $100,000                        7.745             602
$100,001 - $125,000                       7.692             614
$125,001 - $150,000                       7.576             614
$150,001 - $175,000                       7.501             622
$175,001 - $200,000                       7.313             636
$200,001 - $225,000                       7.338             628
$225,001 - $250,000                       7.304             634
$250,001 - $275,000                       7.147             642
$275,001 - $300,000                       7.078             630
$300,001 - $337,000                       7.114             637
$337,001 - $350,000                       7.268             635
$350,001 - $600,000                       7.092             643
$600,001 - $1,000,000                     7.022             645
-------------------------------   -------------   -------------
Total:                                    7.259             633


2. Current Principal Balance

                                                             Pct. Of Pool      Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal       Gross         Combined
Current Principal Balance           Loans       Balance        Balance        Balance       Coupon            LTV
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
$25,001 - $50,000                        11       $513,527           0.10%     $46,684           9.182           78.88%
$50,001 - $75,000                        68      4,298,482           0.85       63,213           8.151           83.75
$75,001 - $100,000                      128     11,324,238           2.24       88,471           7.745           81.14
$100,001 - $125,000                     181     20,619,855           4.08      113,922             7.7           82.12
$125,001 - $150,000                     228     31,207,536           6.18      136,875           7.569           83.45
$150,001 - $175,000                     183     29,868,388           5.91      163,215           7.496           82.31
$175,001 - $200,000                     221     41,710,040           8.25      188,733           7.316           81.84
$200,001 - $225,000                     171     36,317,092           7.19      212,381           7.346              82
$225,001 - $250,000                     167     39,857,491           7.89      238,668           7.293           81.63
$250,001 - $275,000                     142     37,237,659           7.37      262,237           7.172           82.31
$275,001 - $300,000                     143     40,953,443            8.1      286,388           7.057           82.27
$300,001 - $337,000                     151     47,985,571            9.5      317,785           7.113           82.02
$337,001 - $350,000                      49     16,794,220           3.32      342,739           7.257            82.1
$350,001 - $600,000                     336    140,500,120          27.81      418,155           7.093           81.31
$600,001 - $1,000,000                     8      6,111,453           1.21      763,932           7.022           66.57
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
Total:                                2,187   $505,299,115         100.00%    $231,047           7.259           81.73%

                                  Weighted Avg.   Weighted Avg.
                                      Gross          Current
Current Principal Balance            Coupon           FICO
-------------------------------   -------------   -------------
$25,001 - $50,000                         9.182             563
$50,001 - $75,000                         8.151             594
$75,001 - $100,000                        7.745             602
$100,001 - $125,000                         7.7             613
$125,001 - $150,000                       7.569             614
$150,001 - $175,000                       7.496             622
$175,001 - $200,000                       7.316             636
$200,001 - $225,000                       7.346             626
$225,001 - $250,000                       7.293             635
$250,001 - $275,000                       7.172             641
$275,001 - $300,000                       7.057             630
$300,001 - $337,000                       7.113             637
$337,001 - $350,000                       7.257             636
$350,001 - $600,000                       7.093             643
$600,001 - $1,000,000                     7.022             645
-------------------------------   -------------   -------------
Total:                                    7.259             633


3. Current Rate

                                                             Pct. Of Pool      Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal       Gross         Combined
Current Rate                        Loans       Balance        Balance        Balance       Coupon            LTV
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
4.99 & Below                              2       $782,000           0.15%    $391,000           4.894           83.28%
5.00 - 5.49                              12      3,275,714           0.65      272,976           5.355           79.03
5.50 - 5.99                             112     32,859,907            6.5      293,392           5.865           78.07
6.00 - 6.49                             182     50,068,274           9.91      275,100           6.311           79.03
6.50 - 6.99                             595    152,695,604          30.22      256,631           6.814            81.2
7.00 - 7.49                             354     78,673,227          15.57      222,241           7.288           82.72
7.50 - 7.99                             517    108,069,228          21.39      209,031           7.767           83.27
8.00 - 8.49                             175     33,057,031           6.54      188,897           8.279           83.07
8.50 - 8.99                             170     34,300,997           6.79      201,771           8.746           82.92
9.00 - 9.49                              25      3,938,426           0.78      157,537           9.289           84.88
9.50 - 9.99                              34      6,722,655           1.33      197,725            9.73           82.03
10.00 - 10.49                             4        468,785           0.09      117,196          10.183           80.89
10.50 - 10.99                             5        387,267           0.08       77,453          10.685           84.68
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
Total:                                2,187   $505,299,115         100.00%    $231,047           7.259           81.73%

                                  Weighted Avg.   Weighted Avg.
                                      Gross          Current
Current Rate                         Coupon           FICO
-------------------------------   -------------   -------------
4.99 & Below                              4.894             701
5.00 - 5.49                               5.355             653
5.50 - 5.99                               5.865             676
6.00 - 6.49                               6.311             656
6.50 - 6.99                               6.814             654
7.00 - 7.49                               7.288             635
7.50 - 7.99                               7.767             616
8.00 - 8.49                               8.279             600
8.50 - 8.99                               8.746             569
9.00 - 9.49                               9.289             563
9.50 - 9.99                                9.73             562
10.00 - 10.49                            10.183             567
10.50 - 10.99                            10.685             588
-------------------------------   -------------   -------------
Total:                                    7.259             633


4. Original Months to Maturity

                                                             Pct. Of Pool      Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal       Gross         Combined
Original Months to Maturity         Loans       Balance        Balance        Balance       Coupon            LTV
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
241 - 360                             2,187   $505,299,115         100.00%    $231,047           7.259           81.73%
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
Total:                                2,187   $505,299,115         100.00%    $231,047           7.259           81.73%

                                  Weighted Avg.   Weighted Avg.
                                      Gross          Current
Original Months to Maturity          Coupon           FICO
-------------------------------   -------------   -------------
241 - 360                                 7.259             633
-------------------------------   -------------   -------------
Total:                                    7.259             633


5. Remaining Months to Maturity

                                                             Pct. Of Pool      Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal       Gross         Combined
Remaining Months to Maturity        Loans       Balance        Balance        Balance       Coupon            LTV
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
301 - 360                             2,187   $505,299,115         100.00%    $231,047           7.259           81.73%
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
Total:                                2,187   $505,299,115         100.00%    $231,047           7.259           81.73%

                                   Weighted Avg.   Weighted Avg.
                                       Gross          Current
Remaining Months to Maturity          Coupon           FICO
-------------------------------    -------------   -------------
301 - 360                                  7.259             633
-------------------------------    -------------   -------------
Total:                                     7.259             633


6. Mortgage Insurance

                                                             Pct. Of Pool      Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal       Gross         Combined
Mortgage Insurance                  Loans       Balance        Balance        Balance       Coupon            LTV
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
0                                     2,187   $505,299,115         100.00%    $231,047           7.259           81.73%
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
Total:                                2,187   $505,299,115         100.00%    $231,047           7.259           81.73%

                                  Weighted Avg.   Weighted Avg.
                                      Gross          Current
Mortgage Insurance                   Coupon           FICO
-------------------------------   -------------   -------------
0                                         7.259             633
-------------------------------   -------------   -------------
Total:                                    7.259             633


7. Lien

                                                             Pct. Of Pool      Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal       Gross         Combined
Lien                                Loans       Balance        Balance        Balance       Coupon            LTV
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
1st                                   2,187   $505,299,115         100.00%    $231,047           7.259           81.73%
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
Total:                                2,187   $505,299,115         100.00%    $231,047           7.259           81.73%

                                  Weighted Avg.   Weighted Avg.
                                      Gross          Current
Lien                                 Coupon           FICO
-------------------------------   -------------   -------------
1st                                       7.259             633
-------------------------------   -------------   -------------
Total:                                    7.259             633


8. AGE

                                                             Pct. Of Pool      Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal       Gross         Combined
AGE                                 Loans       Balance        Balance        Balance       Coupon            LTV
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
2                                       522   $122,524,284          24.25%    $234,721           7.328           81.59%
3                                       934    213,450,221          42.24      228,533           7.307           81.41
4                                       623    145,472,648          28.79      233,503           7.117           81.69
5                                        72     15,939,352           3.15      221,380            7.14           86.19
6                                        23      5,306,822           1.05      230,731           7.792           85.07
7                                         7      1,552,950           0.31      221,850           7.708            81.1
8                                         2        363,279           0.07      181,639             7.5           81.09
9                                         3        551,977           0.11      183,992           7.648           87.62
10                                        1        137,583           0.03      137,583           5.855           93.88
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
Total:                                2,187   $505,299,115         100.00%    $231,047           7.259           81.73%

                                  Weighted Avg.   Weighted Avg.
                                      Gross          Current
AGE                                  Coupon           FICO
-------------------------------   -------------   -------------
2                                         7.328             631
3                                         7.307             636
4                                         7.117             631
5                                          7.14             631
6                                         7.792             605
7                                         7.708             606
8                                           7.5             606
9                                         7.648             690
10                                        5.855             662
-------------------------------   -------------   -------------
Total:                                    7.259             633


9. Combined Original LTV

                                                             Pct. Of Pool      Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal       Gross         Combined
Combined Original LTV               Loans       Balance        Balance        Balance       Coupon            LTV
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
25.00 & Below                             2     $1,131,563           0.22%    $565,781           6.106           12.78%
35.01 - 40.00                             4        507,223            0.1      126,806           8.101           37.61
40.01 - 45.00                             5      1,132,190           0.22      226,438           6.768           41.69
45.01 - 50.00                             7        975,976           0.19      139,425           6.829           48.05
50.01 - 55.00                             7      1,342,234           0.27      191,748           7.219           52.79
55.01 - 60.00                            13      2,596,714           0.51      199,747           7.475           58.55
60.01 - 65.00                            26      5,887,385           1.17      226,438           7.005           63.45
65.01 - 70.00                            75     16,531,776           3.27      220,424           7.282            68.8
70.01 - 75.00                           108     28,079,953           5.56      260,000           7.514           73.89
75.01 - 80.00                         1,092    260,455,647          51.54      238,512           7.027           79.85
80.01 - 85.00                           358     80,117,513          15.86      223,792           7.602            84.6
85.01 - 90.00                           338     77,488,584          15.34      229,256           7.515           89.58
90.01 - 95.00                            46     10,134,967           2.01      220,325           7.447            94.5
95.01 - 100.00                          106     18,917,389           3.74      178,466           7.591           99.81
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
Total:                                2,187   $505,299,115         100.00%    $231,047           7.259           81.73%

                                  Weighted Avg.   Weighted Avg.
                                      Gross          Current
Combined Original LTV                Coupon           FICO
-------------------------------   -------------   -------------
25.00 & Below                             6.106             659
35.01 - 40.00                             8.101             536
40.01 - 45.00                             6.768             603
45.01 - 50.00                             6.829             592
50.01 - 55.00                             7.219             571
55.01 - 60.00                             7.475             620
60.01 - 65.00                             7.005             573
65.01 - 70.00                             7.282             601
70.01 - 75.00                             7.514             601
75.01 - 80.00                             7.027             656
80.01 - 85.00                             7.602             593
85.01 - 90.00                             7.515             619
90.01 - 95.00                             7.447             637
95.01 - 100.00                            7.591             641
-------------------------------   -------------   -------------
Total:                                    7.259             633


10. Occupancy

                                                             Pct. Of Pool      Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal       Gross         Combined
Occupancy                           Loans       Balance        Balance        Balance       Coupon            LTV
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
OWNER OCCUPIED                        2,071   $480,732,837          95.14%    $232,126           7.246           81.67%
NON OWNER                                97     19,680,680           3.89      202,894           7.568           83.33
SECOND HOME                              19      4,885,598           0.97      257,137           7.253            81.2
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
Total:                                2,187   $505,299,115         100.00%    $231,047           7.259           81.73%

                                  Weighted Avg.   Weighted Avg.
                                      Gross          Current
Occupancy                            Coupon           FICO
-------------------------------   -------------   -------------
OWNER OCCUPIED                            7.246             632
NON OWNER                                 7.568             660
SECOND HOME                               7.253             639
-------------------------------   -------------   -------------
Total:                                    7.259             633


11. Property Type

                                                             Pct. Of Pool      Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal       Gross         Combined
Property Type                       Loans       Balance        Balance        Balance       Coupon            LTV
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
SFR/Detached                          1,433   $316,930,683          62.72%    $221,166           7.287           82.00%
2-4 Family                              243     65,578,159          12.98      269,869           7.213           80.22
PUD/Detached                            220     58,603,846           11.6      266,381           7.201           81.64
Condo                                   165     37,254,427           7.37      225,784           7.008           81.78
PUD/Attached                             59     13,840,493           2.74      234,585           7.479           81.58
SFR/Attached                             30      5,765,649           1.14      192,188           7.242           81.92
Townhouse                                21      3,310,629           0.66      157,649           7.798           84.59
Hi-Rise Condo                             9      2,517,281            0.5      279,698           7.612           82.15
Mid-Rise Condo                            4        871,394           0.17      217,848            7.87           90.25
Modular                                   3        626,554           0.12      208,851           7.908           82.56
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
Total:                                2,187   $505,299,115         100.00%    $231,047           7.259           81.73%

                                  Weighted Avg.   Weighted Avg.
                                      Gross          Current
Property Type                        Coupon           FICO
-------------------------------   -------------   -------------
SFR/Detached                              7.287             625
2-4 Family                                7.213             650
PUD/Detached                              7.201             640
Condo                                     7.008             659
PUD/Attached                              7.479             633
SFR/Attached                              7.242             625
Townhouse                                 7.798             631
Hi-Rise Condo                             7.612             640
Mid-Rise Condo                             7.87             627
Modular                                   7.908             635
-------------------------------   -------------   -------------
Total:                                    7.259             633


12. Purpose

                                                             Pct. Of Pool      Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal       Gross         Combined
Purpose                             Loans       Balance        Balance        Balance       Coupon            LTV
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
Purchase                              1,136   $264,070,511          52.26%    $232,456           7.182           81.74%
CashOut Refi                          1,019    234,715,748          46.45      230,339            7.34           81.67
NoCash Refi                              32      6,512,857           1.29      203,527           7.437           83.62
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
Total:                                2,187   $505,299,115         100.00%    $231,047           7.259           81.73%

                                  Weighted Avg.   Weighted Avg.
                                      Gross          Current
Purpose                              Coupon           FICO
-------------------------------   -------------   -------------
Purchase                                  7.182             657
CashOut Refi                               7.34             607
NoCash Refi                               7.437             608
-------------------------------   -------------   -------------
Total:                                    7.259             633


13. DOCLIT3

                                                             Pct. Of Pool      Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal       Gross         Combined
DOCLIT3                             Loans       Balance        Balance        Balance       Coupon            LTV
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
Stated                                1,046   $248,746,673          49.23%    $237,808           7.378           80.30%
Full                                    929    203,020,585          40.18      218,537            7.19           83.75
Limited                                 212     53,531,857          10.59      252,509           6.967           80.75
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
Total:                                2,187   $505,299,115         100.00%    $231,047           7.259           81.73%

                                  Weighted Avg.   Weighted Avg.
                                      Gross          Current
DOCLIT3                              Coupon           FICO
-------------------------------   -------------   -------------
Stated                                    7.378             652
Full                                       7.19             608
Limited                                   6.967             636
-------------------------------   -------------   -------------
Total:                                    7.259             633


14. PRODLIT

                                                             Pct. Of Pool      Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal       Gross         Combined
PRODLIT                             Loans       Balance        Balance        Balance       Coupon            LTV
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
28-Feb                                2,007   $468,353,172          92.69%    $233,360           7.271           81.38%
27-Mar                                   86     16,584,651           3.28      192,845           7.279           86.23
25-May                                   85     17,341,849           3.43      204,022           7.029           86.02
6mth_Libor                                9      3,019,443            0.6      335,494           6.568           86.99
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
Total:                                2,187   $505,299,115         100.00%    $231,047           7.259           81.73%

                                  Weighted Avg.   Weighted Avg.
                                      Gross          Current
PRODLIT                              Coupon           FICO
-------------------------------   -------------   -------------
28-Feb                                    7.271             632
27-Mar                                    7.279             643
25-May                                    7.029             654
6mth_Libor                                6.568             675
-------------------------------   -------------   -------------
Total:                                    7.259             633


15. State

                                                             Pct. Of Pool      Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal       Gross         Combined
State                               Loans       Balance        Balance        Balance       Coupon            LTV
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
NY                                      238    $66,072,975          13.08%    $277,618           6.922           78.46%
CA                                      536    160,433,851          31.75      299,317           6.984            80.3
MA                                       41      9,718,436           1.92      237,035           7.673           80.52
Others                                1,372    269,073,853          53.25      196,118            7.49           83.43
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
Total:                                2,187   $505,299,115         100.00%    $231,047           7.259           81.73%

                                  Weighted Avg.   Weighted Avg.
                                      Gross          Current
State                                Coupon           FICO
-------------------------------   -------------   -------------
NY                                        6.922             640
CA                                        6.984             643
MA                                        7.673             644
Others                                     7.49             625
-------------------------------   -------------   -------------
Total:                                    7.259             633


16. Prepay Penalty Flag

                                                             Pct. Of Pool      Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal       Gross         Combined
Prepay Penalty Flag                 Loans       Balance        Balance        Balance       Coupon            LTV
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
None                                    469    $97,119,092          19.22%    $207,077           7.635           82.22%
Has Prepay Penalty                    1,718    408,180,023          80.78      237,590           7.169           81.62
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
Total:                                2,187   $505,299,115         100.00%    $231,047           7.259           81.73%

                                  Weighted Avg.   Weighted Avg.
                                      Gross          Current
Prepay Penalty Flag                  Coupon           FICO
-------------------------------   -------------   -------------
None                                      7.635             624
Has Prepay Penalty                        7.169             635
-------------------------------   -------------   -------------
Total:                                    7.259             633


17. Prepay Term

                                                             Pct. Of Pool      Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal       Gross         Combined
Prepay Term                         Loans       Balance        Balance        Balance       Coupon            LTV
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
0                                       469    $97,119,092          19.22%    $207,077           7.635           82.22%
6                                        25      6,616,332           1.31      264,653           7.249           83.51
12                                      272     82,602,588          16.35      303,686            6.94           79.54
18                                        7      1,698,535           0.34      242,648           6.997           80.35
24                                      984    225,925,658          44.71      229,599           7.242           81.45
30                                       21      4,991,239           0.99      237,678           7.069           80.09
36                                      270     57,955,866          11.47      214,651           7.204           83.57
42                                        3        604,149           0.12      201,383           7.701           85.61
48                                        2        588,904           0.12      294,452           8.473           86.41
54                                        1         93,293           0.02       93,293           8.999              85
60                                      133     27,103,459           5.36      203,785           7.143           84.84
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
Total:                                2,187   $505,299,115         100.00%    $231,047           7.259           81.73%

                                  Weighted Avg.   Weighted Avg.
                                      Gross          Current
Prepay Term                          Coupon           FICO
-------------------------------   -------------   -------------
0                                         7.635             624
6                                         7.249             642
12                                         6.94             644
18                                        6.997             658
24                                        7.242             636
30                                        7.069             633
36                                        7.204             627
42                                        7.701             568
48                                        8.473             621
54                                        8.999             514
60                                        7.143             618
-------------------------------   -------------   -------------
Total:                                    7.259             633


18. Credit Score

                                                             Pct. Of Pool      Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal       Gross         Combined
Credit Score                        Loans       Balance        Balance        Balance       Coupon            LTV
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
0 & Below                                 1        $64,205           0.01%     $64,205             9.5           75.00%
1 - 520                                 145     25,913,466           5.13      178,714           8.072           79.73
521 - 539                               135     24,706,962           4.89      183,015           8.052           79.15
540 - 559                               132     26,896,141           5.32      203,759           7.984           82.62
560 - 579                               100     21,006,951           4.16      210,070           7.831            81.5
580 - 599                               144     33,170,143           6.56      230,348           7.568           83.46
600 - 619                               219     51,828,036          10.26      236,658           7.284           83.14
620 & Above                           1,311    321,713,211          63.67      245,395           6.998           81.63
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
Total:                                2,187   $505,299,115         100.00%    $231,047           7.259           81.73%

                                  Weighted Avg.   Weighted Avg.
                                      Gross          Current
Credit Score                         Coupon           FICO
-------------------------------   -------------   -------------
0 & Below                                   9.5               0
1 - 520                                   8.072             509
521 - 539                                 8.052             530
540 - 559                                 7.984             548
560 - 579                                 7.831             569
580 - 599                                 7.568             590
600 - 619                                 7.284             610
620 & Above                               6.998             670
-------------------------------   -------------   -------------
Total:                                    7.259             633


19. Credit Score

                                                             Pct. Of Pool      Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal       Gross         Combined
Credit Score                        Loans       Balance        Balance        Balance       Coupon            LTV
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
0 & Below                                 1        $64,205           0.01%     $64,205             9.5           75.00%
1 - 520                                 145     25,913,466           5.13      178,714           8.072           79.73
521 - 539                               135     24,706,962           4.89      183,015           8.052           79.15
540 - 559                               132     26,896,141           5.32      203,759           7.984           82.62
560 - 579                               100     21,006,951           4.16      210,070           7.831            81.5
580 - 599                               144     33,170,143           6.56      230,348           7.568           83.46
600 - 619                               219     51,828,036          10.26      236,658           7.284           83.14
620 - 639                               277     65,670,339             13      237,077           7.109            82.6
640 - 659                               360     87,381,590          17.29      242,727           7.072           82.14
660 - 679                               237     58,380,598          11.55      246,332           7.059            80.6
680 - 699                               194     49,960,131           9.89      257,526           6.872           81.53
700 - 719                               101     25,119,450           4.97      248,707            6.92           80.87
720 - 739                                73     17,659,919           3.49      241,917           6.876           80.72
740 - 759                                32      7,957,471           1.57      248,671           6.461           82.32
760 - 779                                23      5,485,525           1.09      238,501           6.762           81.24
780 - 800                                11      3,410,317           0.67      310,029           6.711           78.39
801 & Above                               3        687,871           0.14      229,290           6.398              80
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
Total:                                2,187   $505,299,115         100.00%    $231,047           7.259           81.73%

                                  Weighted Avg.   Weighted Avg.
                                      Gross          Current
Credit Score                         Coupon           FICO
-------------------------------   -------------   -------------
0 & Below                                   9.5               0
1 - 520                                   8.072             509
521 - 539                                 8.052             530
540 - 559                                 7.984             548
560 - 579                                 7.831             569
580 - 599                                 7.568             590
600 - 619                                 7.284             610
620 - 639                                 7.109             630
640 - 659                                 7.072             649
660 - 679                                 7.059             669
680 - 699                                 6.872             689
700 - 719                                  6.92             707
720 - 739                                 6.876             728
740 - 759                                 6.461             748
760 - 779                                 6.762             768
780 - 800                                 6.711             786
801 & Above                               6.398             804
-------------------------------   -------------   -------------
Total:                                    7.259             633


20. ARMFLAG

                                                             Pct. Of Pool      Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal       Gross         Combined
ARMFLAG                             Loans       Balance        Balance        Balance       Coupon            LTV
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
ARM                                   2,187   $505,299,115         100.00%    $231,047           7.259           81.73%
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
Total:                                2,187   $505,299,115         100.00%    $231,047           7.259           81.73%

                                  Weighted Avg.   Weighted Avg.
                                      Gross          Current
ARMFLAG                              Coupon           FICO
-------------------------------   -------------   -------------
ARM                                       7.259             633
-------------------------------   -------------   -------------
Total:                                    7.259             633

1. Original Principal Balance

                                                             Pct. Of Pool      Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal       Gross         Combined
Original Principal Balance          Loans       Balance        Balance        Balance       Coupon            LTV
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
$25,000 & Below                           1        $24,664           0.02%     $24,664            9.79           70.00%
$25,001 - $50,000                        26      1,158,134           0.94       44,544           8.415           75.08
$50,001 - $75,000                        87      5,509,469           4.46       63,327           7.921           81.03
$75,001 - $100,000                      106      9,453,462           7.65       89,184           7.486           78.46
$100,001 - $125,000                     111     12,572,380          10.18      113,265           7.437           80.63
$125,001 - $150,000                      67      9,243,176           7.48      137,958           7.386           79.96
$150,001 - $175,000                      50      8,080,998           6.54      161,620           7.257           77.67
$175,001 - $200,000                      56     10,571,629           8.56      188,779           7.028           76.49
$200,001 - $225,000                      30      6,336,959           5.13      211,232           6.902           82.63
$225,001 - $250,000                      27      6,390,565           5.17      236,688           6.854           72.48
$250,001 - $275,000                      25      6,588,025           5.33      263,521           6.416            73.7
$275,001 - $300,000                      25      7,190,837           5.82      287,633           6.945           78.38
$300,001 - $337,000                      27      8,595,050           6.96      318,335           6.775           77.68
$337,001 - $350,000                      10      3,429,600           2.78      342,960           6.296           78.38
$350,001 - $600,000                      68     28,360,739          22.96      417,070           6.705           80.11
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
Total:                                  716   $123,505,686         100.00%    $172,494           7.035           78.62%

                                  Weighted Avg.   Weighted Avg.
                                      Gross          Current
Original Principal Balance           Coupon           FICO
-------------------------------   -------------   -------------
$25,000 & Below                            9.79             528
$25,001 - $50,000                         8.415             582
$50,001 - $75,000                         7.921             605
$75,001 - $100,000                        7.486             617
$100,001 - $125,000                       7.437             622
$125,001 - $150,000                       7.386             620
$150,001 - $175,000                       7.257             640
$175,001 - $200,000                       7.028             637
$200,001 - $225,000                       6.902             646
$225,001 - $250,000                       6.854             644
$250,001 - $275,000                       6.416             667
$275,001 - $300,000                       6.945             650
$300,001 - $337,000                       6.775             650
$337,001 - $350,000                       6.296             654
$350,001 - $600,000                       6.705             669
-------------------------------   -------------   -------------
Total:                                    7.035             643


2. Current Principal Balance

                                                             Pct. Of Pool      Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal       Gross         Combined
Current Principal Balance           Loans       Balance        Balance        Balance       Coupon            LTV
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
$25,000 & Below                           1        $24,664           0.02%     $24,664            9.79           70.00%
$25,001 - $50,000                        26      1,158,134           0.94       44,544           8.415           75.08
$50,001 - $75,000                        87      5,509,469           4.46       63,327           7.921           81.03
$75,001 - $100,000                      106      9,453,462           7.65       89,184           7.486           78.46
$100,001 - $125,000                     111     12,572,380          10.18      113,265           7.437           80.63
$125,001 - $150,000                      67      9,243,176           7.48      137,958           7.386           79.96
$150,001 - $175,000                      50      8,080,998           6.54      161,620           7.257           77.67
$175,001 - $200,000                      56     10,571,629           8.56      188,779           7.028           76.49
$200,001 - $225,000                      30      6,336,959           5.13      211,232           6.902           82.63
$225,001 - $250,000                      27      6,390,565           5.17      236,688           6.854           72.48
$250,001 - $275,000                      25      6,588,025           5.33      263,521           6.416            73.7
$275,001 - $300,000                      25      7,190,837           5.82      287,633           6.945           78.38
$300,001 - $337,000                      27      8,595,050           6.96      318,335           6.775           77.68
$337,001 - $350,000                      11      3,779,088           3.06      343,553           6.452           78.99
$350,001 - $600,000                      67     28,011,251          22.68      418,078           6.689           80.05
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
Total:                                  716   $123,505,686         100.00%    $172,494           7.035           78.62%

                                  Weighted Avg.   Weighted Avg.
                                      Gross          Current
Current Principal Balance            Coupon           FICO
-------------------------------   -------------   -------------
$25,000 & Below                            9.79             528
$25,001 - $50,000                         8.415             582
$50,001 - $75,000                         7.921             605
$75,001 - $100,000                        7.486             617
$100,001 - $125,000                       7.437             622
$125,001 - $150,000                       7.386             620
$150,001 - $175,000                       7.257             640
$175,001 - $200,000                       7.028             637
$200,001 - $225,000                       6.902             646
$225,001 - $250,000                       6.854             644
$250,001 - $275,000                       6.416             667
$275,001 - $300,000                       6.945             650
$300,001 - $337,000                       6.775             650
$337,001 - $350,000                       6.452             651
$350,001 - $600,000                       6.689             670
-------------------------------   -------------   -------------
Total:                                    7.035             643


3. Current Rate

                                                             Pct. Of Pool      Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal       Gross         Combined
Current Rate                        Loans       Balance        Balance        Balance       Coupon            LTV
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
4.99 & Below                              2       $647,132           0.52%    $323,566           4.937           78.76%
5.00 - 5.49                              16      4,376,674           3.54      273,542           5.349           69.92
5.50 - 5.99                              67     15,485,954          12.54      231,134           5.878           71.27
6.00 - 6.49                              79     17,805,677          14.42      225,388           6.267           74.51
6.50 - 6.99                             159     29,661,236          24.02      186,549           6.817           79.36
7.00 - 7.49                              93     14,701,786           11.9      158,084           7.276           78.91
7.50 - 7.99                             166     26,286,004          21.28      158,349           7.783           83.25
8.00 - 8.49                              52      6,989,438           5.66      134,412           8.244           83.42
8.50 - 8.99                              50      4,932,482           3.99       98,650           8.733           83.46
9.00 - 9.49                              14      1,333,483           1.08       95,249           9.142           85.48
9.50 - 9.99                              13        906,233           0.73       69,710           9.692           86.12
10.00 - 10.49                             2         95,845           0.08       47,922          10.291           90.44
10.50 - 10.99                             2        109,083           0.09       54,542          10.914           70.17
11.50 - 11.99                             1        174,660           0.14      174,660           11.75             100
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
Total:                                  716   $123,505,686         100.00%    $172,494           7.035           78.62%

                                  Weighted Avg.   Weighted Avg.
                                      Gross          Current
Current Rate                         Coupon           FICO
-------------------------------   -------------   -------------
4.99 & Below                              4.937             664
5.00 - 5.49                               5.349             701
5.50 - 5.99                               5.878             677
6.00 - 6.49                               6.267             676
6.50 - 6.99                               6.817             649
7.00 - 7.49                               7.276             631
7.50 - 7.99                               7.783             621
8.00 - 8.49                               8.244             608
8.50 - 8.99                               8.733             566
9.00 - 9.49                               9.142             576
9.50 - 9.99                               9.692             560
10.00 - 10.49                            10.291             550
10.50 - 10.99                            10.914             509
11.50 - 11.99                             11.75             684
-------------------------------   -------------   -------------
Total:                                    7.035             643


4. Original Months to Maturity

                                                             Pct. Of Pool      Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal       Gross         Combined
Original Months to Maturity         Loans       Balance        Balance        Balance       Coupon            LTV
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
1 - 180                                  35     $3,583,033           2.90%    $102,372           7.307           68.31%
181 - 240                                27      3,736,051           3.03      138,372           7.028           72.67
241 - 360                               654    116,186,602          94.07      177,655           7.027           79.13
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
Total:                                  716   $123,505,686         100.00%    $172,494           7.035           78.62%

                                  Weighted Avg.   Weighted Avg.
                                      Gross          Current
Original Months to Maturity          Coupon           FICO
-------------------------------   -------------   -------------
1 - 180                                   7.307             612
181 - 240                                 7.028             640
241 - 360                                 7.027             644
-------------------------------   -------------   -------------
Total:                                    7.035             643


5. Remaining Months to Maturity

                                                             Pct. Of Pool      Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal       Gross         Combined
Remaining Months to Maturity        Loans       Balance        Balance        Balance       Coupon            LTV
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
1 - 120                                   3       $254,806           0.21%     $84,935           7.325           66.99%
121 - 180                                32      3,328,227           2.69      104,007           7.305           68.41
181 - 240                                27      3,736,051           3.03      138,372           7.028           72.67
241 - 300                                 3        187,306           0.15       62,435           6.691           71.76
301 - 360                               651    115,999,296          93.92      178,186           7.027           79.14
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
Total:                                  716   $123,505,686         100.00%    $172,494           7.035           78.62%

                                   Weighted Avg.   Weighted Avg.
                                       Gross          Current
Remaining Months to Maturity          Coupon           FICO
-------------------------------    -------------   -------------
1 - 120                                    7.325             599
121 - 180                                  7.305             613
181 - 240                                  7.028             640
241 - 300                                  6.691             603
301 - 360                                  7.027             644
-------------------------------    -------------   -------------
Total:                                     7.035             643


6. Mortgage Insurance

                                                             Pct. Of Pool      Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal       Gross         Combined
Mortgage Insurance                  Loans       Balance        Balance        Balance       Coupon            LTV
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
0                                       716   $123,505,686         100.00%    $172,494           7.035           78.62%
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
Total:                                  716   $123,505,686         100.00%    $172,494           7.035           78.62%

                                  Weighted Avg.   Weighted Avg.
                                      Gross          Current
Mortgage Insurance                   Coupon           FICO
-------------------------------   -------------   -------------
0                                         7.035             643
-------------------------------   -------------   -------------
Total:                                    7.035             643


7. Lien

                                                             Pct. Of Pool      Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal       Gross         Combined
Lien                                Loans       Balance        Balance        Balance       Coupon            LTV
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
1st                                     716   $123,505,686         100.00%    $172,494           7.035           78.62%
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
Total:                                  716   $123,505,686         100.00%    $172,494           7.035           78.62%

                                  Weighted Avg.   Weighted Avg.
                                      Gross          Current
Lien                                 Coupon           FICO
-------------------------------   -------------   -------------
1st                                       7.035             643
-------------------------------   -------------   -------------
Total:                                    7.035             643


8. AGE

                                                             Pct. Of Pool      Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal       Gross         Combined
AGE                                 Loans       Balance        Balance        Balance       Coupon            LTV
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
1                                         2       $580,306           0.47%    $290,153           7.355           78.67%
2                                       187     32,179,669          26.06      172,084            7.08           76.08
3                                       258     42,387,181          34.32      164,291           7.184           78.33
4                                       230     42,022,870          34.03      182,708           6.801            79.8
5                                        29      4,356,059           3.53      150,209           7.151           82.76
6                                         7      1,632,009           1.32      233,144           7.682           92.18
7                                         2        164,909           0.13       82,454           7.811           89.06
9                                         1        182,683           0.15      182,683            7.99              95
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
Total:                                  716   $123,505,686         100.00%    $172,494           7.035           78.62%

                                  Weighted Avg.   Weighted Avg.
                                      Gross          Current
AGE                                  Coupon           FICO
-------------------------------   -------------   -------------
1                                         7.355             636
2                                          7.08             646
3                                         7.184             637
4                                         6.801             649
5                                         7.151             626
6                                         7.682             638
7                                         7.811             647
9                                          7.99             583
-------------------------------   -------------   -------------
Total:                                    7.035             643


9. Combined Original LTV

                                                             Pct. Of Pool      Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal       Gross         Combined
Combined Original LTV               Loans       Balance        Balance        Balance       Coupon            LTV
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
25.00 & Below                             4       $400,993           0.32%    $100,248           6.944           17.25%
25.01 - 30.00                             1         94,722           0.08       94,722           6.125           29.87
30.01 - 35.00                             3        317,936           0.26      105,979           6.706           31.93
35.01 - 40.00                             5        682,474           0.55      136,495            7.15           38.16
40.01 - 45.00                            11      1,792,436           1.45      162,949           6.384           42.42
45.01 - 50.00                            12      1,979,005            1.6      164,917           6.376           47.48
50.01 - 55.00                            17      2,716,306            2.2      159,783           6.665           52.81
55.01 - 60.00                            28      5,550,957           4.49      198,248            6.45           57.78
60.01 - 65.00                            17      2,353,258           1.91      138,427           6.678           63.24
65.01 - 70.00                            41      7,865,995           6.37      191,854           6.679           68.78
70.01 - 75.00                            66     12,151,685           9.84      184,116           6.911           73.66
75.01 - 80.00                           204     37,585,593          30.43      184,243           6.906           79.48
80.01 - 85.00                           122     21,925,800          17.75      179,720           7.286           83.97
85.01 - 90.00                            97     15,084,979          12.21      155,515           7.238           89.03
90.01 - 95.00                            29      4,417,134           3.58      152,315           7.326           94.47
95.01 - 100.00                           59      8,586,415           6.95      145,532            7.85           99.78
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
Total:                                  716   $123,505,686         100.00%    $172,494           7.035           78.62%

                                  Weighted Avg.   Weighted Avg.
                                      Gross          Current
Combined Original LTV                Coupon           FICO
-------------------------------   -------------   -------------
25.00 & Below                             6.944             558
25.01 - 30.00                             6.125             776
30.01 - 35.00                             6.706             595
35.01 - 40.00                              7.15             624
40.01 - 45.00                             6.384             641
45.01 - 50.00                             6.376             673
50.01 - 55.00                             6.665             631
55.01 - 60.00                              6.45             647
60.01 - 65.00                             6.678             614
65.01 - 70.00                             6.679             640
70.01 - 75.00                             6.911             640
75.01 - 80.00                             6.906             659
80.01 - 85.00                             7.286             629
85.01 - 90.00                             7.238             631
90.01 - 95.00                             7.326             639
95.01 - 100.00                             7.85             648
-------------------------------   -------------   -------------
Total:                                    7.035             643


10. Occupancy

                                                             Pct. Of Pool      Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal       Gross         Combined
Occupancy                           Loans       Balance        Balance        Balance       Coupon            LTV
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
OWNER OCCUPIED                          663   $114,194,666          92.46%    $172,239            7.02           78.87%
NON OWNER                                51      9,103,118           7.37      178,493           7.225           75.61
SECOND HOME                               2        207,902           0.17      103,951           6.917           71.41
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
Total:                                  716   $123,505,686         100.00%    $172,494           7.035           78.62%

                                   Weighted Avg.   Weighted Avg.
                                       Gross          Current
Occupancy                             Coupon           FICO
-------------------------------    -------------   -------------
OWNER OCCUPIED                 %            7.02             640
NON OWNER                                  7.225             679
SECOND HOME                                6.917             647
-------------------------------    -------------   -------------
Total:                         %           7.035             643


11. Property Type

                                                             Pct. Of Pool      Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal       Gross         Combined
Property Type                       Loans       Balance        Balance        Balance       Coupon            LTV
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
SFR/Detached                            537    $86,709,310          70.21%    $161,470           7.035           79.19%
2-4 Family                               85     20,105,845          16.28      236,539           7.108           75.94
PUD/Detached                             48      8,664,987           7.02      180,521           7.073           80.03
Condo                                    28      4,366,444           3.54      155,944           6.736           79.26
SFR/Attached                              8      2,187,213           1.77      273,402           6.523           74.84
PUD/Attached                              6        961,267           0.78      160,211           7.376           76.05
Townhouse                                 3        356,189           0.29      118,730           7.346           77.88
Modular                                   1        154,431           0.13      154,431            7.99              80
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
Total:                                  716   $123,505,686         100.00%    $172,494           7.035           78.62%

                                  Weighted Avg.   Weighted Avg.
                                      Gross          Current
Property Type                        Coupon           FICO
-------------------------------   -------------   -------------
SFR/Detached                              7.035             640
2-4 Family                                7.108             661
PUD/Detached                              7.073             640
Condo                                     6.736             651
SFR/Attached                              6.523             630
PUD/Attached                              7.376             610
Townhouse                                 7.346             618
Modular                                    7.99             573
-------------------------------   -------------   -------------
Total:                                    7.035             643


12. Purpose

                                                             Pct. Of Pool      Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal       Gross         Combined
Purpose                             Loans       Balance        Balance        Balance       Coupon            LTV
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
CashOut Refi                            553    $93,216,357          75.48%    $168,565           7.045           77.64%
Purchase                                133     25,660,504          20.78      192,936           7.027           81.81
NoCash Refi                              30      4,628,825           3.75      154,294            6.87           80.81
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
Total:                                  716   $123,505,686         100.00%    $172,494           7.035           78.62%

                                  Weighted Avg.   Weighted Avg.
                                      Gross          Current
Purpose                              Coupon           FICO
-------------------------------   -------------   -------------
CashOut Refi                              7.045             632
Purchase                                  7.027             681
NoCash Refi                                6.87             648
-------------------------------   -------------   -------------
Total:                                    7.035             643


13. DOCLIT3

                                                             Pct. Of Pool      Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal       Gross         Combined
DOCLIT3                             Loans       Balance        Balance        Balance       Coupon            LTV
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
Full                                    429    $65,084,690          52.70%    $151,713           7.087           80.05%
Stated                                  199     38,824,592          31.44      195,098           7.149            77.2
Limited                                  88     19,596,405          15.87      222,686           6.633            76.7
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
Total:                                  716   $123,505,686         100.00%    $172,494           7.035           78.62%

                                  Weighted Avg.   Weighted Avg.
                                      Gross          Current
DOCLIT3                              Coupon           FICO
-------------------------------   -------------   -------------
Full                                      7.087             630
Stated                                    7.149             662
Limited                                   6.633             650
-------------------------------   -------------   -------------
Total:                                    7.035             643


14. PRODLIT

                                                             Pct. Of Pool      Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal       Gross         Combined
PRODLIT                             Loans       Balance        Balance        Balance       Coupon            LTV
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
fixed                                   716   $123,505,686         100.00%    $172,494           7.035           78.62%
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
Total:                                  716   $123,505,686         100.00%    $172,494           7.035           78.62%

                                  Weighted Avg.   Weighted Avg.
                                      Gross          Current
PRODLIT                              Coupon           FICO
-------------------------------   -------------   -------------
fixed                                     7.035             643
-------------------------------   -------------   -------------
Total:                                    7.035             643


15. State

                                                             Pct. Of Pool      Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal       Gross         Combined
State                               Loans       Balance        Balance        Balance       Coupon            LTV
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
NY                                      128    $29,359,618          23.77%    $229,372           6.771           74.35%
CA                                       98     23,704,151          19.19      241,879           6.643           72.69
MA                                        5      1,581,533           1.28      316,307           7.194           78.25
Others                                  485     68,860,384          55.75      141,980           7.279           82.49
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
Total:                                  716   $123,505,686         100.00%    $172,494           7.035           78.62%

                                  Weighted Avg.   Weighted Avg.
                                      Gross          Current
State                                Coupon           FICO
-------------------------------   -------------   -------------
NY                                        6.771             647
CA                                        6.643             662
MA                                        7.194             644
Others                                    7.279             635
-------------------------------   -------------   -------------
Total:                                    7.035             643


16. Prepay Penalty Flag

                                                             Pct. Of Pool      Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal       Gross         Combined
Prepay Penalty Flag                 Loans       Balance        Balance        Balance       Coupon            LTV
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
None                                     90    $13,062,729          10.58%    $145,141           7.396           79.35%
Has Prepay Penalty                      626    110,442,957          89.42      176,426           6.992           78.54
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
Total:                                  716   $123,505,686         100.00%    $172,494           7.035           78.62%

                                  Weighted Avg.   Weighted Avg.
                                      Gross          Current
Prepay Penalty Flag                  Coupon           FICO
-------------------------------   -------------   -------------
None                                      7.396             636
Has Prepay Penalty                        6.992             644
-------------------------------   -------------   -------------
Total:                                    7.035             643


17. Prepay Term

                                                             Pct. Of Pool      Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal       Gross         Combined
Prepay Term                         Loans       Balance        Balance        Balance       Coupon            LTV
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
0                                        90    $13,062,729          10.58%    $145,141           7.396           79.35%
6                                         7        718,524           0.58      102,646           8.001           83.61
12                                      119     27,221,603          22.04      228,753           6.739           74.95
18                                        4      1,164,721           0.94      291,180           6.456           76.43
24                                        5      1,156,992           0.94      231,398           7.875           86.75
30                                        3        602,402           0.49      200,801           7.029           75.65
36                                       99     18,140,834          14.69      183,241           7.063           76.73
42                                        3        545,443           0.44      181,814           7.155           87.52
48                                        3        364,564            0.3      121,521           7.727           76.95
60                                      383     60,527,875          49.01      158,036            7.06           80.47
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
Total:                                  716   $123,505,686         100.00%    $172,494           7.035           78.62%

                                  Weighted Avg.   Weighted Avg.
                                      Gross          Current
Prepay Term                          Coupon           FICO
-------------------------------   -------------   -------------
0                                         7.396             636
6                                         8.001             566
12                                        6.739             645
18                                        6.456             697
24                                        7.875             674
30                                        7.029             658
36                                        7.063             649
42                                        7.155             628
48                                        7.727             653
60                                         7.06             641
-------------------------------   -------------   -------------
Total:                                    7.035             643


18. Credit Score

                                                             Pct. Of Pool      Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal       Gross         Combined
Credit Score                        Loans       Balance        Balance        Balance       Coupon            LTV
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
1 - 520                                  37     $4,148,889           3.36%    $112,132           8.088           71.36%
521 - 539                                54      5,697,185           4.61      105,503           8.094           74.28
540 - 559                                38      4,207,296           3.41      110,718           7.865           79.89
560 - 579                                43      7,368,068           5.97      171,350           7.551           77.19
580 - 599                                41      5,422,839           4.39      132,264           7.595           80.31
600 - 619                                64     11,235,329            9.1      175,552           7.134           78.35
620 & Above                             439     85,426,080          69.17      194,592           6.779           79.25
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
Total:                                  716   $123,505,686         100.00%    $172,494           7.035           78.62%

                                  Weighted Avg.   Weighted Avg.
                                      Gross          Current
Credit Score                         Coupon           FICO
-------------------------------   -------------   -------------
1 - 520                                   8.088             509
521 - 539                                 8.094             530
540 - 559                                 7.865             549
560 - 579                                 7.551             570
580 - 599                                 7.595             589
600 - 619                                 7.134             609
620 & Above                               6.779             676
-------------------------------   -------------   -------------
Total:                                    7.035             643


19. Credit Score

                                                             Pct. Of Pool      Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal       Gross         Combined
Credit Score                        Loans       Balance        Balance        Balance       Coupon            LTV
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
1 - 520                                  37     $4,148,889           3.36%    $112,132           8.088           71.36%
521 - 539                                54      5,697,185           4.61      105,503           8.094           74.28
540 - 559                                38      4,207,296           3.41      110,718           7.865           79.89
560 - 579                                43      7,368,068           5.97      171,350           7.551           77.19
580 - 599                                41      5,422,839           4.39      132,264           7.595           80.31
600 - 619                                64     11,235,329            9.1      175,552           7.134           78.35
620 - 639                                93     17,504,328          14.17      188,219           6.889           80.98
640 - 659                               106     18,580,953          15.04      175,292           7.057            80.7
660 - 679                                76     14,496,825          11.74      190,748             6.8           81.01
680 - 699                                75     15,843,870          12.83      211,252           6.722           79.66
700 - 719                                34      6,098,717           4.94      179,374            6.47           73.46
720 - 739                                23      5,505,023           4.46      239,349            6.38           75.96
740 - 759                                13      2,632,576           2.13      202,506           6.855            77.9
760 - 779                                10      2,438,407           1.97      243,841           6.207           72.98
780 - 800                                 7      2,018,176           1.63      288,311           6.392           75.51
801 & Above                               2        307,204           0.25      153,602           5.378           49.01
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
Total:                                  716   $123,505,686         100.00%    $172,494           7.035           78.62%

                                  Weighted Avg.   Weighted Avg.
                                      Gross          Current
Credit Score                         Coupon           FICO
-------------------------------   -------------   -------------
1 - 520                                   8.088             509
521 - 539                                 8.094             530
540 - 559                                 7.865             549
560 - 579                                 7.551             570
580 - 599                                 7.595             589
600 - 619                                 7.134             609
620 - 639                                 6.889             629
640 - 659                                 7.057             650
660 - 679                                   6.8             669
680 - 699                                 6.722             689
700 - 719                                  6.47             708
720 - 739                                  6.38             728
740 - 759                                 6.855             749
760 - 779                                 6.207             774
780 - 800                                 6.392             785
801 & Above                               5.378             811
-------------------------------   -------------   -------------
Total:                                    7.035             643


20. ARMFLAG

                                                             Pct. Of Pool      Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal       Gross         Combined
ARMFLAG                             Loans       Balance        Balance        Balance       Coupon            LTV
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
FIXED                                   716   $123,505,686         100.00%    $172,494           7.035           78.62%
-------------------------------   ---------   ------------   ------------    ---------   -------------   -------------
Total:                                  716   $123,505,686         100.00%    $172,494           7.035           78.62%

                                  Weighted Avg.   Weighted Avg.
                                      Gross          Current
ARMFLAG                              Coupon           FICO
-------------------------------   -------------   -------------
FIXED                                     7.035             643
-------------------------------   -------------   -------------
Total:                                    7.035             643

1. Original Principal Balance

                                                             Pct. Of Pool       Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal        Gross         Combined
Original Principal Balance          Loans       Balance        Balance        Balance        Coupon            LTV
-------------------------------   ---------   ------------   ------------    ----------   -------------   -------------
$100,001 - $125,000                       8       $937,005           0.74%     $117,126           6.892           79.23%
$125,001 - $150,000                      32      4,440,659           3.52       138,771           6.691           80.61
$150,001 - $175,000                      31      5,069,828           4.02       163,543           6.742           82.41
$175,001 - $200,000                      53     10,106,085              8       190,681           6.651           81.28
$200,001 - $225,000                      36      7,671,600           6.08       213,100           6.703           82.26
$225,001 - $250,000                      35      8,356,287           6.62       238,751           6.821           80.78
$250,001 - $275,000                      36      9,454,331           7.49       262,620           6.552           79.82
$275,001 - $300,000                      40     11,413,977           9.04       285,349           6.621           81.99
$300,001 - $337,000                      37     11,757,491           9.31       317,770            6.57           81.09
$337,001 - $350,000                      15      5,134,292           4.07       342,286           6.607           80.88
$350,001 - $600,000                     108     47,203,424          37.39       437,069           6.479           81.07
$600,001 - $1,000,000                     6      4,710,398           3.73       785,066            6.92           63.29
-------------------------------   ---------   ------------   ------------    ----------   -------------   -------------
Total:                                  437   $126,255,377         100.00%     $288,914           6.598           80.48%

                                  Weighted Avg.   Weighted Avg.
                                      Gross          Current
Original Principal Balance           Coupon           FICO
-------------------------------   -------------   -------------
$100,001 - $125,000                       6.892             654
$125,001 - $150,000                       6.691             661
$150,001 - $175,000                       6.742             666
$175,001 - $200,000                       6.651             663
$200,001 - $225,000                       6.703             668
$225,001 - $250,000                       6.821             667
$250,001 - $275,000                       6.552             684
$275,001 - $300,000                       6.621             661
$300,001 - $337,000                        6.57             668
$337,001 - $350,000                       6.607             690
$350,001 - $600,000                       6.479             672
$600,001 - $1,000,000                      6.92             656
-------------------------------   -------------   -------------
Total:                                    6.598             669


2. Current Principal Balance

                                                             Pct. Of Pool       Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal        Gross         Combined
Current Principal Balance           Loans       Balance        Balance        Balance        Coupon            LTV
-------------------------------   ---------   ------------   ------------    ----------   -------------   -------------
$100,001 - $125,000                       8       $937,005           0.74%     $117,126           6.892           79.23%
$125,001 - $150,000                      32      4,440,659           3.52       138,771           6.691           80.61
$150,001 - $175,000                      31      5,069,828           4.02       163,543           6.742           82.41
$175,001 - $200,000                      53     10,106,085              8       190,681           6.651           81.28
$200,001 - $225,000                      36      7,671,600           6.08       213,100           6.703           82.26
$225,001 - $250,000                      35      8,356,287           6.62       238,751           6.821           80.78
$250,001 - $275,000                      36      9,454,331           7.49       262,620           6.552           79.82
$275,001 - $300,000                      40     11,413,977           9.04       285,349           6.621           81.99
$300,001 - $337,000                      37     11,757,491           9.31       317,770            6.57           81.09
$337,001 - $350,000                      15      5,134,292           4.07       342,286           6.607           80.88
$350,001 - $600,000                     108     47,203,424          37.39       437,069           6.479           81.07
$600,001 - $1,000,000                     6      4,710,398           3.73       785,066            6.92           63.29
-------------------------------   ---------   ------------   ------------    ----------   -------------   -------------
Total:                                  437   $126,255,377         100.00%     $288,914           6.598           80.48%

                                  Weighted Avg.   Weighted Avg.
                                      Gross          Current
Current Principal Balance            Coupon           FICO
-------------------------------   -------------   -------------
$100,001 - $125,000                       6.892             654
$125,001 - $150,000                       6.691             661
$150,001 - $175,000                       6.742             666
$175,001 - $200,000                       6.651             663
$200,001 - $225,000                       6.703             668
$225,001 - $250,000                       6.821             667
$250,001 - $275,000                       6.552             684
$275,001 - $300,000                       6.621             661
$300,001 - $337,000                        6.57             668
$337,001 - $350,000                       6.607             690
$350,001 - $600,000                       6.479             672
$600,001 - $1,000,000                      6.92             656
-------------------------------   -------------   -------------
Total:                                    6.598             669


3. Current Rate

                                                             Pct. Of Pool       Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal        Gross         Combined
Current Rate                        Loans       Balance        Balance        Balance        Coupon            LTV
-------------------------------   ---------   ------------   ------------    ----------   -------------   -------------
4.99 & Below                              3     $1,266,750           1.00%     $422,250           4.934           83.12%
5.00 - 5.49                               7      1,864,799           1.48       266,400           5.328           79.59
5.50 - 5.99                              73     22,470,116           17.8       307,810           5.855           76.87
6.00 - 6.49                              96     29,317,289          23.22       305,388           6.285           79.71
6.50 - 6.99                             176     49,291,026          39.04       280,063           6.785           81.09
7.00 - 7.49                              46     12,117,469            9.6       263,423           7.294           83.68
7.50 - 7.99                              28      7,375,062           5.84       263,395           7.701           83.47
8.00 - 8.49                               7      1,824,866           1.45       260,695           8.328           87.03
8.50 - 8.99                               1        728,000           0.58       728,000           8.625              80
-------------------------------   ---------   ------------   ------------    ----------   -------------   -------------
Total:                                  437   $126,255,377         100.00%     $288,914           6.598           80.48%

                                  Weighted Avg.   Weighted Avg.
                                      Gross          Current
Current Rate                         Coupon           FICO
-------------------------------   -------------   -------------
4.99 & Below                              4.934             677
5.00 - 5.49                               5.328             672
5.50 - 5.99                               5.855             682
6.00 - 6.49                               6.285             668
6.50 - 6.99                               6.785             666
7.00 - 7.49                               7.294             662
7.50 - 7.99                               7.701             675
8.00 - 8.49                               8.328             662
8.50 - 8.99                               8.625             602
-------------------------------   -------------   -------------
Total:                                    6.598             669


4. Original Months to Maturity

                                                             Pct. Of Pool       Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal        Gross         Combined
Original Months to Maturity         Loans       Balance        Balance        Balance        Coupon            LTV
-------------------------------   ---------   ------------   ------------    ----------   -------------   -------------
241 - 360                               437   $126,255,377         100.00%     $288,914           6.598           80.48%
-------------------------------   ---------   ------------   ------------    ----------   -------------   -------------
Total:                                  437   $126,255,377         100.00%     $288,914           6.598           80.48%

                                  Weighted Avg.   Weighted Avg.
                                      Gross          Current
Original Months to Maturity          Coupon           FICO
-------------------------------   -------------   -------------
241 - 360                                 6.598             669
-------------------------------   -------------   -------------
Total:                                    6.598             669


5. Remaining Months to Maturity

                                                             Pct. Of Pool       Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal        Gross         Combined
Remaining Months to Maturity        Loans       Balance        Balance        Balance        Coupon            LTV
-------------------------------   ---------   ------------   ------------    ----------   -------------   -------------
301 - 360                               437   $126,255,377         100.00%     $288,914           6.598           80.48%
-------------------------------   ---------   ------------   ------------    ----------   -------------   -------------
Total:                                  437   $126,255,377         100.00%     $288,914           6.598           80.48%

                                  Weighted Avg.   Weighted Avg.
                                      Gross          Current
Remaining Months to Maturity         Coupon           FICO
-------------------------------   -------------   -------------
301 - 360                                 6.598             669
-------------------------------   -------------   -------------
Total:                                    6.598             669


6. Mortgage Insurance

                                                             Pct. Of Pool       Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal        Gross         Combined
Mortgage Insurance                  Loans       Balance        Balance        Balance        Coupon            LTV
-------------------------------   ---------   ------------   ------------    ----------   -------------   -------------
0                                       437   $126,255,377         100.00%     $288,914           6.598           80.48%
-------------------------------   ---------   ------------   ------------    ----------   -------------   -------------
Total:                                  437   $126,255,377         100.00%     $288,914           6.598           80.48%

                                  Weighted Avg.   Weighted Avg.
                                      Gross          Current
Mortgage Insurance                   Coupon           FICO
-------------------------------   -------------   -------------
0                                         6.598             669
-------------------------------   -------------   -------------
Total:                                    6.598             669


7. Lien

                                                             Pct. Of Pool       Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal        Gross         Combined
Lien                                Loans       Balance        Balance        Balance        Coupon            LTV
-------------------------------   ---------   ------------   ------------    ----------   -------------   -------------
1st                                     437   $126,255,377         100.00%     $288,914           6.598           80.48%
-------------------------------   ---------   ------------   ------------    ----------   -------------   -------------
Total:                                  437   $126,255,377         100.00%     $288,914           6.598           80.48%

                                   Weighted Avg.   Weighted Avg.
                                       Gross          Current
Lien                                  Coupon           FICO
-------------------------------    -------------   -------------
1st                                        6.598             669
-------------------------------    -------------   -------------
Total:                                     6.598             669


8. AGE

                                                             Pct. Of Pool       Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal        Gross         Combined
AGE                                 Loans       Balance        Balance        Balance        Coupon            LTV
-------------------------------   ---------   ------------   ------------    ----------   -------------   -------------
2                                        98    $28,139,421          22.29%     $287,137           6.716           78.74%
3                                       158     45,375,736          35.94       287,188           6.698           80.26
4                                       164     48,257,223          38.22       294,251           6.441           81.16
5                                        15      4,149,414           3.29       276,628            6.57           86.41
7                                         1        196,000           0.16       196,000           6.625              80
10                                        1        137,583           0.11       137,583           5.855           93.88
-------------------------------   ---------   ------------   ------------    ----------   -------------   -------------
Total:                                  437   $126,255,377         100.00%     $288,914           6.598           80.48%

                                  Weighted Avg.   Weighted Avg.
                                      Gross          Current
AGE                                  Coupon           FICO
-------------------------------   -------------   -------------
2                                         6.716             660
3                                         6.698             673
4                                         6.441             672
5                                          6.57             663
7                                         6.625             729
10                                        5.855             662
-------------------------------   -------------   -------------
Total:                                    6.598             669


9. Combined Original LTV

                                                             Pct. Of Pool       Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal        Gross         Combined
Combined Original LTV               Loans       Balance        Balance        Balance        Coupon            LTV
-------------------------------   ---------   ------------   ------------    ----------   -------------   -------------
25.00 & Below                             1     $1,000,000           0.79%   $1,000,000            5.99           11.36%
40.01 - 45.00                             1        150,000           0.12       150,000           7.125           44.78
50.01 - 55.00                             1        175,000           0.14       175,000             6.5           52.24
55.01 - 60.00                             3        785,006           0.62       261,669           6.013           58.58
60.01 - 65.00                             2        623,500           0.49       311,750           5.824           63.95
65.01 - 70.00                            10      3,179,622           2.52       317,962           6.268           69.09
70.01 - 75.00                            12      4,785,426           3.79       398,786           6.769            73.6
75.01 - 80.00                           321     89,494,449          70.88       278,799           6.592           79.87
80.01 - 85.00                            27      9,713,563           7.69       359,762           6.415              84
85.01 - 90.00                            32      9,982,927           7.91       311,966           6.555           89.32
90.01 - 95.00                            12      3,046,194           2.41       253,849           7.248            94.8
95.01 - 100.00                           15      3,319,690           2.63       221,313           7.369           99.95
-------------------------------   ---------   ------------   ------------    ----------   -------------   -------------
Total:                                  437   $126,255,377         100.00%     $288,914           6.598           80.48%

                                  Weighted Avg.   Weighted Avg.
                                      Gross          Current
Combined Original LTV                Coupon           FICO
-------------------------------   -------------   -------------
25.00 & Below                              5.99             662
40.01 - 45.00                             7.125             698
50.01 - 55.00                               6.5             697
55.01 - 60.00                             6.013             751
60.01 - 65.00                             5.824             667
65.01 - 70.00                             6.268             680
70.01 - 75.00                             6.769             681
75.01 - 80.00                             6.592             673
80.01 - 85.00                             6.415             652
85.01 - 90.00                             6.555             659
90.01 - 95.00                             7.248             630
95.01 - 100.00                            7.369             653
-------------------------------   -------------   -------------
Total:                                    6.598             669


10. Occupancy

                                                             Pct. Of Pool       Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal        Gross         Combined
Occupancy                           Loans       Balance        Balance        Balance        Coupon            LTV
-------------------------------   ---------   ------------   ------------    ----------   -------------   -------------
OWNER OCCUPIED                          434   $125,336,577          99.27%     $288,794           6.601           80.45%
SECOND HOME                               3        918,800           0.73       306,267           6.185           84.59
-------------------------------   ---------   ------------   ------------    ----------   -------------   -------------
Total:                                  437   $126,255,377         100.00%     $288,914           6.598           80.48%

                                  Weighted Avg.   Weighted Avg.
                                      Gross          Current
Occupancy                            Coupon           FICO
-------------------------------   -------------   -------------
OWNER OCCUPIED                            6.601             669
SECOND HOME                               6.185             697
-------------------------------   -------------   -------------
Total:                                    6.598             669


11. Property Type

                                                             Pct. Of Pool       Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal        Gross         Combined
Property Type                       Loans       Balance        Balance        Balance        Coupon            LTV
-------------------------------   ---------   ------------   ------------    ----------   -------------   -------------
SFR/Detached                            262    $74,010,890          58.62%     $282,484           6.613           81.14%
PUD/Detached                             78     22,933,502          18.16       294,019           6.521           80.74
Condo                                    59     16,784,761          13.29       284,487           6.539           81.04
2-4 Family                               16      6,169,976           4.89       385,623           6.682           70.28
PUD/Attached                             12      3,436,700           2.72       286,392           6.961           80.32
SFR/Attached                              7      1,741,275           1.38       248,754           6.279           78.33
Hi-Rise Condo                             2        790,417           0.63       395,208           6.855           84.38
Modular                                   1        387,857           0.31       387,857            7.25              80
-------------------------------   ---------   ------------   ------------    ----------   -------------   -------------
Total:                                  437   $126,255,377         100.00%     $288,914           6.598           80.48%

                                  Weighted Avg.   Weighted Avg.
                                      Gross          Current
Property Type                        Coupon           FICO
-------------------------------   -------------   -------------
SFR/Detached                              6.613             666
PUD/Detached                              6.521             670
Condo                                     6.539             674
2-4 Family                                6.682             701
PUD/Attached                              6.961             662
SFR/Attached                              6.279             655
Hi-Rise Condo                             6.855             660
Modular                                    7.25             685
-------------------------------   -------------   -------------
Total:                                    6.598             669


12. Purpose

                                                             Pct. Of Pool       Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal        Gross         Combined
Purpose                             Loans       Balance        Balance        Balance        Coupon            LTV
-------------------------------   ---------   ------------   ------------    ----------   -------------   -------------
Purchase                                282    $79,841,400          63.24%     $283,126           6.615           80.46%
CashOut Refi                            146     44,298,171          35.09       303,412           6.597           80.69
NoCash Refi                               9      2,115,806           1.68       235,090           5.979           77.14
-------------------------------   ---------   ------------   ------------    ----------   -------------   -------------
Total:                                  437   $126,255,377         100.00%     $288,914           6.598           80.48%

                                  Weighted Avg.   Weighted Avg.
                                      Gross          Current
Purpose                              Coupon           FICO
-------------------------------   -------------   -------------
Purchase                                  6.615             680
CashOut Refi                              6.597             650
NoCash Refi                               5.979             672
-------------------------------   -------------   -------------
Total:                                    6.598             669


13. DOCLIT3

                                                             Pct. Of Pool       Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal        Gross         Combined
DOCLIT3                             Loans       Balance        Balance        Balance        Coupon            LTV
-------------------------------   ---------   ------------   ------------    ----------   -------------   -------------
Full                                    276    $78,512,500          62.19%     $284,466           6.478           81.75%
Stated                                  103     30,310,269          24.01       294,274           6.969            79.1
Limited                                  58     17,432,607          13.81       300,562           6.499            77.2
-------------------------------   ---------   ------------   ------------    ----------   -------------   -------------
Total:                                  437   $126,255,377         100.00%     $288,914           6.598           80.48%

                                  Weighted Avg.   Weighted Avg.
                                      Gross          Current
DOCLIT3                              Coupon           FICO
-------------------------------   -------------   -------------
Full                                      6.478             656
Stated                                    6.969             706
Limited                                   6.499             666
-------------------------------   -------------   -------------
Total:                                    6.598             669


14. PRODLIT

                                                             Pct. Of Pool       Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal        Gross         Combined
PRODLIT                             Loans       Balance        Balance        Balance        Coupon            LTV
-------------------------------   ---------   ------------   ------------    ----------   -------------   -------------
fixed                                    24     $7,389,332           5.85%     $307,889           6.195           80.09%
28-Feb                                  366    106,370,648          84.25       290,630           6.635           80.09
27-Mar                                   18      5,078,428           4.02       282,135           6.743           83.84
25-May                                   29      7,416,969           5.87       255,758           6.377           84.17
-------------------------------   ---------   ------------   ------------    ----------   -------------   -------------
Total:                                  437   $126,255,377         100.00%     $288,914           6.598           80.48%

                                  Weighted Avg.   Weighted Avg.
                                      Gross          Current
PRODLIT                              Coupon           FICO
-------------------------------   -------------   -------------
fixed                                     6.195             679
28-Feb                                    6.635             669
27-Mar                                    6.743             667
25-May                                    6.377             673
-------------------------------   -------------   -------------
Total:                                    6.598             669


15. State

                                                             Pct. Of Pool       Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal        Gross         Combined
State                               Loans       Balance        Balance        Balance        Coupon            LTV
-------------------------------   ---------   ------------   ------------    ----------   -------------   -------------
NY                                       19     $7,001,061           5.55%     $368,477           6.273           70.62%
CA                                      219     70,307,695          55.69       321,040           6.536           80.14
MA                                        4        949,561           0.75       237,390           6.894           82.02
Others                                  195     47,997,059          38.02       246,139           6.731            82.4
-------------------------------   ---------   ------------   ------------    ----------   -------------   -------------
Total:                                  437   $126,255,377         100.00%     $288,914           6.598           80.48%

                                  Weighted Avg.   Weighted Avg.
                                      Gross          Current
State                                Coupon           FICO
-------------------------------   -------------   -------------
NY                                        6.273             680
CA                                        6.536             675
MA                                        6.894             686
Others                                    6.731             660
-------------------------------   -------------   -------------
Total:                                    6.598             669


16. Prepay Penalty Flag

                                                             Pct. Of Pool       Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal        Gross         Combined
Prepay Penalty Flag                 Loans       Balance        Balance        Balance        Coupon            LTV
-------------------------------   ---------   ------------   ------------    ----------   -------------   -------------
None                                     23     $5,592,045           4.43%     $243,132           6.906           81.76%
Has Prepay Penalty                      414    120,663,332          95.57       291,457           6.584           80.42
-------------------------------   ---------   ------------   ------------    ----------   -------------   -------------
Total:                                  437   $126,255,377         100.00%     $288,914           6.598           80.48%

                                  Weighted Avg.   Weighted Avg.
                                      Gross          Current
Prepay Penalty Flag                  Coupon           FICO
-------------------------------   -------------   -------------
None                                      6.906             658
Has Prepay Penalty                        6.584             670
-------------------------------   -------------   -------------
Total:                                    6.598             669


17. Prepay Term

                                                             Pct. Of Pool       Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal        Gross         Combined
Prepay Term                         Loans       Balance        Balance        Balance        Coupon            LTV
-------------------------------   ---------   ------------   ------------    ----------   -------------   -------------
0                                        23     $5,592,045           4.43%     $243,132           6.906           81.76%
6                                         6      2,415,995           1.91       402,666           6.811           77.95
12                                       50     16,201,669          12.83       324,033           6.613           76.18
18                                        1        279,300           0.22       279,300           6.395              70
24                                      245     68,789,453          54.48       280,773           6.657            80.7
30                                        7      2,461,496           1.95       351,642           6.555           80.81
36                                       59     17,389,548          13.77       294,738           6.493           82.54
42                                        2        391,995           0.31       195,997           7.323           85.94
60                                       44     12,733,876          10.09       289,406            6.22           81.93
-------------------------------   ---------   ------------   ------------    ----------   -------------   -------------
Total:                                  437   $126,255,377         100.00%     $288,914           6.598           80.48%

                                  Weighted Avg.   Weighted Avg.
                                      Gross          Current
Prepay Term                          Coupon           FICO
-------------------------------   -------------   -------------
0                                         6.906             658
6                                         6.811             697
12                                        6.613             673
18                                        6.395             619
24                                        6.657             668
30                                        6.555             671
36                                        6.493             678
42                                        7.323             602
60                                         6.22             663
-------------------------------   -------------   -------------
Total:                                    6.598             669


18. Credit Score

                                                             Pct. Of Pool       Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal        Gross         Combined
Credit Score                        Loans       Balance        Balance        Balance        Coupon            LTV
-------------------------------   ---------   ------------   ------------    ----------   -------------   -------------
580 - 599                                 6     $1,678,000           1.33%     $279,667           6.854           80.41%
600 - 619                                58     16,059,861          12.72       276,894            6.85           82.64
620 & Above                             373    108,517,516          85.95       290,932           6.557           80.17
-------------------------------   ---------   ------------   ------------    ----------   -------------   -------------
Total:                                  437   $126,255,377         100.00%     $288,914           6.598           80.48%

                                  Weighted Avg.   Weighted Avg.
                                      Gross          Current
Credit Score                         Coupon           FICO
-------------------------------   -------------   -------------
580 - 599                                 6.854             595
600 - 619                                  6.85             610
620 & Above                               6.557             679
-------------------------------   -------------   -------------
Total:                                    6.598             669


19. Credit Score

                                                             Pct. Of Pool       Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal        Gross         Combined
Credit Score                        Loans       Balance        Balance        Balance        Coupon            LTV
-------------------------------   ---------   ------------   ------------    ----------   -------------   -------------
580 - 599                                 6     $1,678,000           1.33%     $279,667           6.854           80.41%
600 - 619                                58     16,059,861          12.72       276,894            6.85           82.64
620 - 639                                69     20,506,334          16.24       297,193           6.584            82.5
640 - 659                                74     19,936,417          15.79       269,411           6.475           82.31
660 - 679                                61     17,032,286          13.49       279,218           6.576           76.32
680 - 699                                71     21,739,976          17.22       306,197           6.579           80.21
700 - 719                                31      9,896,162           7.84       319,231            6.63           79.41
720 - 739                                35      9,323,647           7.38       266,390           6.741           79.15
740 - 759                                14      4,310,330           3.41       307,881           6.225           80.24
760 - 779                                10      3,189,106           2.53       318,911           6.419           80.08
780 - 800                                 7      2,365,742           1.87       337,963           6.463           76.26
801 & Above                               1        217,516           0.17       217,516           6.375              80
-------------------------------   ---------   ------------   ------------    ----------   -------------   -------------
Total:                                  437   $126,255,377         100.00%     $288,914           6.598           80.48%

                                  Weighted Avg.   Weighted Avg.
                                      Gross          Current
Credit Score                         Coupon           FICO
-------------------------------   -------------   -------------
580 - 599                                 6.854             595
600 - 619                                  6.85             610
620 - 639                                 6.584             629
640 - 659                                 6.475             650
660 - 679                                 6.576             669
680 - 699                                 6.579             690
700 - 719                                  6.63             707
720 - 739                                 6.741             729
740 - 759                                 6.225             749
760 - 779                                 6.419             767
780 - 800                                 6.463             785
801 & Above                               6.375             802
-------------------------------   -------------   -------------
Total:                                    6.598             669


20. ARMFLAG

                                                             Pct. Of Pool       Avg.      Weighted Avg.   Weighted Avg.
                                  Number of    Principal     By Principal    Principal        Gross         Combined
ARMFLAG                             Loans       Balance        Balance        Balance        Coupon            LTV
-------------------------------   ---------   ------------   ------------    ----------   -------------   -------------
ARM                                     413   $118,866,045          94.15%     $287,811           6.623           80.51%
FIXED                                    24      7,389,332           5.85       307,889           6.195           80.09
-------------------------------   ---------   ------------   ------------    ----------   -------------   -------------
Total:                                  437   $126,255,377         100.00%     $288,914           6.598           80.48%

                                  Weighted Avg.   Weighted Avg.
                                      Gross          Current
ARMFLAG                              Coupon           FICO
-------------------------------   -------------   -------------
ARM                                       6.623             669
FIXED                                     6.195             679
-------------------------------   -------------   -------------
Total:                                    6.598             669

disclaimer
No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we
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

Deal Name:           GSAMP 2005-AHL

Detailed collateral info

                                                                    % of
                         # of                                       group
                        Loans         Balance        Avg. Balance  balance     WAC     WALA    WARM     FICO       OLTV      DTI
                       =============================================================================================================
Aggregate
<$50k                      38      $1,696,325.63      $44,640.15      0.27     8.67    3.27     326    575.331     76.15    34.499
50-75k                    155       9,807,951.65       63,277.11      1.56     8.02    3.46     344    600.079     82.22    36.924
75-100k                   234      20,777,699.66       88,793.59       3.3     7.63    3.19     348     608.79     79.92    38.527
100-200K                1,094     163,274,002.12      149,244.98     25.97     7.44    3.15     354    624.825     81.52    40.133
200-300K                  732     181,172,070.34      247,502.83     28.81     7.15    3.13     356     635.78     81.28     42.12
300-400K                  439     152,827,275.11      348,125.91      24.3     7.05    3.18     357    643.258     81.31    41.893
400-500K                  184      82,880,580.06      450,437.94     13.18     7.05    3.23     356    643.265      81.2    41.924
500-1MM                    26      15,368,896.94      591,111.42      2.44     6.95    3.26     357    667.416     78.67    35.877
$1MM+                       1       1,000,000.00    1,000,000.00      0.16     5.99       2     358        662     11.36    43.464
                       -------------------------------------------------------------------------------------------------------------
                        2,903    $628,804,801.51     $216,605.17       100     7.21    3.17     355    634.946     81.12     41.15
                       -------------------------------------------------------------------------------------------------------------

FICO
NA
                       -------------------------------------------------------------------------------------------------------------
<600                      879    $159,813,613.92     $181,812.99     25.42     7.87    3.17     354    551.577     80.71    40.841
601-619                   291      66,030,034.49      226,907.34      10.5     7.25    3.23     354    611.061      82.1    41.476
620-639                   381      85,388,283.67      224,116.23     13.58     7.06    3.22     356    630.979     82.42    41.871
640-659                   454     103,443,340.14      227,848.77     16.45     7.05    3.19     355    650.394     81.75    41.271
660 - 679                 313      73,268,955.09      234,086.12     11.65        7    3.12     356      670.3     80.53    41.812
680-699                   265      65,216,176.36      246,098.78     10.37     6.83    3.14     356    690.308     80.93    40.354
700-719                   130      29,307,814.07      225,444.72      4.66     6.85    3.08     353    709.053     79.91    40.844
720+                      190      46,336,583.77      243,876.76      7.37     6.65    3.13     356     748.54     79.33     40.45
                       -------------------------------------------------------------------------------------------------------------
                        2,903    $628,804,801.51     $216,605.17       100     7.21    3.17     355    634.946     81.12     41.15
                       -------------------------------------------------------------------------------------------------------------

LTV
                       -------------------------------------------------------------------------------------------------------------
<=  80                  1,748    $392,132,020.51     $224,331.82     62.36     7.03    3.14     355    646.366     76.47     41.29
80.01-85                  480     102,043,312.91      212,590.24     16.23     7.53    3.08     355    600.918     84.46    40.473
85.01-90                  435      92,573,562.43      212,812.79     14.72     7.47    3.22     356    621.073     89.49    41.319
90.01-95                   75      14,552,101.32      194,028.02      2.31     7.41    3.66     355    637.849     94.49    39.842
95.01-100                 165      27,503,804.34      166,689.72      4.37     7.67    3.52     354    643.562      99.8    41.843
                       -------------------------------------------------------------------------------------------------------------
                        2,903    $628,804,801.51     $216,605.17       100     7.21    3.17     355    634.946     81.12     41.15
                       -------------------------------------------------------------------------------------------------------------



                       -------------------------------------------------------------------------------------------------------------
Cash Out                1,572    $327,932,104.31     $208,608.21     52.15     7.26    3.19     354     614.11     80.53    40.569
2-4 family                328     $85,684,004.05     $261,231.72     13.63     7.19    3.12     354    652.327     79.21    41.021
Investment & 2nd home     169     $33,877,298.16     $200,457.39      5.39     7.43    3.17     355    661.661     80.88    38.255
                       -------------------------------------------------------------------------------------------------------------


                       -------------------------------------------------------------------------------------------------------------
CA                        634    $184,138,002.41     $290,438.49     29.28     6.94    3.29     356    645.465     79.32    42.045
NY                        366     $95,432,593.05     $260,744.79     15.18     6.88    3.02     354    642.175     77.19    41.785
MA                         46     $11,299,969.15     $245,651.50       1.8     7.61    2.94     357     643.69      80.2    40.612
GA                        124     $19,953,165.81     $160,912.63      3.17      7.5    3.02     354    622.747     81.45    38.986
                       -------------------------------------------------------------------------------------------------------------

                       -------------------------------------------------------------------------------------------------------------
Stated Doc              1,245    $287,571,264.64     $230,980.94     45.73     7.35    3.14     356    653.621     79.88    41.177
Lite Doc                  300     $73,128,261.67     $243,760.87     11.63     6.88    3.18     354    639.601     79.67     36.37
                       -------------------------------------------------------------------------------------------------------------

                       -------------------------------------------------------------------------------------------------------------
IO                        437    $126,255,376.95     $288,913.91     20.08      6.6    3.24     357    669.434     80.48    43.413
                       -------------------------------------------------------------------------------------------------------------
2nd lien                    -
                       -------------------------------------------------------------------------------------------------------------
Loans w/  silent 2nds   1,080    $257,583,569.92     $238,503.31     40.96     6.97    3.13     357    665.28      79.73    42.415
                       -------------------------------------------------------------------------------------------------------------


                         % of      % of     % Single   % of
                         Full     Primary    Family     IO         %
                          Doc      Owner     & PUD     loans    Cashout
                       =================================================
Aggregate
<$50k                    87.016    90.798    97.056         0    87.087
50-75k                   76.523    94.298    82.945         0    58.961
75-100k                   62.44    89.567    79.813         0    66.685
100-200K                 46.481    94.985    71.183    12.221    54.087
200-300K                 41.993    94.247    63.239    20.531    49.358
300-400K                 30.422    94.486    61.514    19.884     48.93
400-500K                 45.581    95.225    61.715    33.358    55.972
500-1MM                  64.471       100    60.342    65.517    44.999
$1MM+                         0       100         0       100       100
                       -------------------------------------------------
                         42.637    94.612    65.456    20.079    52.152
                       -------------------------------------------------

FICO
NA
                       -------------------------------------------------
<600                     65.607    97.212    75.614     1.137    76.289
601-619                    53.8    95.248    63.152    25.427      62.4
620-639                  38.368    97.375    66.857    23.227    53.287
640-659                  29.996    93.124    65.743    21.024     43.84
660 - 679                 27.23    92.278    60.286    23.141    40.072
680-699                  32.317    95.869    57.541    33.499    37.587
700-719                  20.503    87.104    55.502    28.184     31.32
720+                     36.483    89.645    56.099    41.018    23.538
                       -------------------------------------------------
                         42.637    94.612    65.456    20.079    52.152
                       -------------------------------------------------

LTV
                       -------------------------------------------------
<=  80                   34.908        96    62.551    25.551    41.561
80.01-85                 47.331    91.532    69.225     9.519    75.595
85.01-90                 48.022    90.397    68.314    10.784     69.03
90.01-95                 91.317    95.457      76.1    20.933    68.933
95.01-100                91.547       100    77.648     12.07    50.474
                       -------------------------------------------------
                         42.637    94.612    65.456    20.079    52.152
                       -------------------------------------------------



                       -------------------------------------------------
Cash Out                 48.505    94.485    73.337    13.508       100
2-4 family               44.579    80.591         0     7.201    43.827
Investment & 2nd home    48.892         0    31.578     2.712    53.387
                       -------------------------------------------------


                       -------------------------------------------------
CA                       35.209    94.503    69.829    38.182    47.596
NY                       48.586    96.798    61.196     7.336    51.283
MA                       19.943    95.999    55.219     8.403    23.462
GA                       57.217    93.722    74.207     11.49    71.041
                       -------------------------------------------------

                       -------------------------------------------------
Stated Doc                    0    95.898    63.226     10.54    43.837
Lite Doc                      0    92.453    69.386    23.838    58.537
                       -------------------------------------------------

                       -------------------------------------------------
IO                       62.185    99.272    59.999       100    35.086
                       -------------------------------------------------
2nd lien
                       -------------------------------------------------
Loans w/  silent 2nds    33.221    99.805    59.223    34.501    18.991
                       -------------------------------------------------

GSAMP 2005-AHL
Run 4

Assumptions
     Prepayment Assumptions as shown
     60% Severity, 12 mth lag
     Delinquency triggers failing

     For all other assumptions, please refer to the term sheet

Forward Libor
Period    1 month   6 months
      1      3.138     3.506
      2      3.307     3.621
      3      3.459     3.731
      4      3.561     3.808
      5       3.67     3.877
      6       3.76     3.941
      7      3.816     3.995
      8      3.939     4.047
      9      3.921     4.083
     10      3.975     4.127
     11      4.035     4.168
     12      4.085     4.203
     13      4.119     4.236
     14       4.15     4.267
     15      4.181     4.304
     16      4.214     4.329
     17      4.247     4.351
     18      4.276     4.372
     19      4.296     4.391
     20      4.388     4.409
     21      4.329     4.412
     22      4.347     4.426
     23      4.369     4.439
     24      4.387     4.449
     25      4.396     4.458
     26      4.401     4.468
     27       4.41     4.478
     28      4.421      4.49
     29       4.43       4.5
     30      4.441     4.511
     31      4.452     4.523
     32      4.463     4.536
     33      4.475     4.549
     34      4.486     4.565
     35      4.498     4.578
     36      4.511     4.592
     37      4.527     4.606
     38      4.541     4.619
     39      4.557     4.631
     40      4.569     4.643
     41      4.581     4.654
     42      4.594     4.664
     43      4.604     4.675
     44      4.615     4.684
     45      4.626     4.694
     46      4.634     4.705
     47      4.643     4.715
     48      4.653     4.726
     49      4.663     4.736
     50      4.673     4.747
     51      4.685      4.76
     52      4.695      4.77
     53      4.706      4.78
     54      4.717     4.791
     55      4.727     4.802
     56      4.739     4.813
     57      4.749     4.824
     58      4.759     4.836
     59       4.77     4.848
     60      4.782      4.86
     61      4.793     4.871
     62      4.805     4.882
     63      4.816     4.893
     64      4.827     4.903
     65      4.839     4.912
     66      4.848     4.923
     67      4.858     4.931
     68      4.868     4.941
     69      4.877      4.95
     70      4.885     4.959
     71      4.896     4.969
     72      4.902     4.979
     73      4.913     4.989
     74      4.923     4.999
     75      4.931     5.009
     76      4.942     5.019
     77      4.952     5.029
     78      4.961     5.039
     79      4.971     5.049
     80      4.981     5.062
     81      4.992     5.071
     82      5.001     5.082
     83      5.012     5.094
     84      5.022     5.105
     85      5.036     5.116
     86      5.045     5.126
     87      5.056     5.136
     88      5.067     5.146
     89      5.076     5.153
     90      5.086     5.161
     91      5.095     5.169
     92      5.103     5.178
     93      5.112     5.185
     94      5.118     5.193
     95      5.124     5.203
     96      5.132     5.212
     97      5.143     5.222
     98      5.151     5.229
     99       5.16     5.238
    100      5.169     5.246
    101      5.177     5.252
    102      5.186     5.259
    103      5.191     5.266
    104        5.2     5.274
    105      5.207     5.282
    106      5.212     5.291
    107      5.219     5.299
    108      5.226     5.307
    109      5.236     5.316
    110      5.245     5.322
    111      5.255     5.329
    112      5.261     5.334
    113      5.267     5.338
    114      5.274     5.342
    115      5.278     5.345
    116      5.282     5.348
    117      5.286      5.35
    118      5.287     5.353
    119      5.289     5.357
    120      5.292      5.36
    121      5.294     5.364
    122      5.298     5.369
    123      5.303     5.374
    124      5.306     5.378
    125       5.31     5.382
    126      5.315     5.388
    127      5.319     5.391
    128      5.325     5.396
    129      5.328     5.401
    130      5.333     5.405
    131      5.339      5.41
    132      5.342     5.414
    133      5.347     5.419
    134      5.351     5.423
    135      5.354     5.428
    136       5.36     5.434
    137      5.365     5.439
    138      5.369     5.445
    139      5.375     5.451
    140      5.381     5.458
    141      5.387     5.465
    142      5.392     5.472
    143        5.4     5.481
    144      5.406     5.486
    145      5.414     5.493
    146      5.421       5.5
    147      5.427     5.503
    148      5.434     5.508
    149      5.438      5.51
    150      5.444     5.515
    151      5.448     5.517
    152       5.45     5.522
    153      5.455     5.525
    154      5.456     5.529
    155      5.459     5.535
    156      5.462     5.538
    157      5.469     5.543
    158      5.472     5.546
    159      5.478     5.549
    160      5.482     5.552
    161      5.484     5.552
    162      5.487     5.553
    163      5.489     5.554
    164       5.49     5.555
    165      5.492     5.556
    166       5.49     5.556
    167      5.489     5.559
    168      5.491     5.561
    169      5.495     5.564
    170      5.496     5.563
    171      5.498     5.565
    172        5.5     5.565
    173        5.5     5.563
    174      5.502     5.562
    175      5.499      5.56
    176      5.499     5.559
    177      5.498     5.557
    178      5.494     5.556
    179      5.493     5.557
    180      5.492     5.556
    181       5.49     5.555
    182      5.491     5.556
    183      5.492     5.557
    184      5.492     5.556
    185      5.492     5.555
    186      5.492     5.555
    187      5.492     5.555
    188      5.493     5.555
    189      5.491     5.553
    190       5.49     5.553
    191      5.491     5.554
    192       5.49     5.553
    193      5.489     5.552
    194      5.489     5.551
    195      5.488     5.551
    196      5.488      5.55
    197      5.487     5.547
    198      5.485     5.546
    199      5.484     5.545
    200      5.484     5.544
    201      5.482     5.543
    202       5.48     5.541
    203      5.481     5.541
    204      5.477     5.538
    205      5.477     5.537
    206      5.476     5.535
    207      5.473     5.533
    208      5.472     5.532
    209      5.471     5.529
    210      5.468     5.527
    211      5.467     5.524
    212      5.465     5.523
    213      5.463      5.52
    214       5.46     5.518
    215      5.459     5.517
    216      5.456     5.513
    217      5.454     5.512
    218      5.452      5.51
    219      5.449     5.506
    220      5.448     5.503
    221      5.443     5.499
    222      5.442     5.497
    223      5.439     5.493
    224      5.434     5.489
    225      5.433     5.487
    226       5.43     5.484
    227      5.426     5.481
    228      5.423     5.478
    229      5.421     5.475
    230      5.416      5.47
    231      5.414     5.468
    232       5.41     5.464
    233      5.407     5.459
    234      5.404     5.455
    235      5.398      5.45
    236      5.396     5.448
    237      5.392     5.443
    238      5.387      5.44
    239      5.384     5.437
    240       5.38     5.433
    241      5.377      5.43
    242      5.373     5.426
    243       5.37     5.423
    244      5.365     5.418
    245      5.362     5.414
    246       5.36     5.412
    247      5.355     5.408
    248      5.353     5.405
    249      5.349     5.401
    250      5.345     5.398
    251      5.343     5.396
    252       5.34     5.393
    253      5.336     5.389
    254      5.333     5.387
    255      5.331     5.385
    256      5.327     5.381
    257      5.325     5.377
    258      5.322     5.375
    259      5.319     5.372
    260      5.317      5.37
    261      5.313     5.366
    262       5.31     5.364
    263      5.309     5.363
    264      5.306     5.361
    265      5.303     5.357
    266      5.301     5.355
    267      5.299     5.353
    268      5.297     5.351
    269      5.295     5.348
    270      5.291     5.346
    271      5.289     5.344
    272      5.288     5.342
    273      5.285     5.339
    274      5.283     5.337
    275      5.282     5.337
    276      5.279     5.334
    277      5.278     5.333
    278      5.276     5.331
    279      5.274     5.329
    280      5.273     5.328
    281      5.269     5.324
    282      5.269     5.324
    283      5.268     5.322
    284      5.265     5.321
    285      5.264     5.319
    286      5.262     5.317
    287      5.261     5.318
    288       5.26     5.316
    289       5.26     5.315
    290      5.256     5.313
    291      5.256     5.313
    292      5.256     5.312
    293      5.253      5.31
    294      5.253     5.309
    295      5.252     5.307
    296      5.251     5.306
    297      5.251     5.305
    298      5.248     5.302
    299      5.248     5.301
    300      5.247     5.299
    301      5.245     5.298
    302      5.241     5.294
    303       5.24     5.292
    304      5.237      5.29
    305      5.235     5.287
    306      5.233     5.285
    307      5.229     5.281
    308      5.228      5.28
    309      5.226     5.278
    310      5.222     5.276
    311      5.221     5.274
    312      5.219     5.272
    313      5.217     5.271
    314      5.215     5.268
    315      5.214     5.266
    316       5.21     5.263
    317      5.209     5.261
    318      5.208      5.26
    319      5.204     5.258
    320      5.203     5.256
    321      5.201     5.254
    322      5.199     5.252
    323      5.198     5.251
    324      5.196      5.25
    325      5.194     5.247
    326      5.192     5.245
    327      5.191     5.244
    328      5.189     5.242
    329      5.188      5.24
    330      5.185     5.238
    331      5.184     5.237
    332      5.183     5.235
    333      5.181     5.234
    334      5.178     5.232
    335      5.179     5.232
    336      5.176      5.23
    337      5.175     5.229
    338      5.174     5.227
    339      5.172     5.226
    340      5.171     5.225
    341       5.17     5.223
    342      5.168     5.222
    343      5.167      5.22
    344      5.166     5.219
    345      5.165     5.218
    346      5.163     5.217
    347      5.163     5.218
    348      5.161     5.215
    349       5.16     5.215
    350      5.159     5.214
    351      5.158     5.212
    352      5.158     5.212
    353      5.155     5.209
    354      5.155     5.209
    355      5.155     5.208
    356      5.153     5.207
    357      5.153     5.205
    358      5.151     5.203
    359      5.151     5.203
    360      5.149       5.2
    361      5.148     5.197


Scenario 1:     Fwd Libor +200, 60% severity, ARMs (40cpr), Fixed (23 HEP)

                                             M1                      M2                        M3                     M5
CDR                                                 14.333                    8.967                   7.522                   5.522
WAL                                                   6.04                     7.63                   10.68                   12.58
Mod Durn                                              4.82                     5.72                    7.23                    7.69
Total Collat Loss (Tranche Life)     97,387,815.82 (15.63%)   66,288,863.08 (10.64%)   56,973,031.58 (9.15%)   43,307,321.53 (6.95%)

Scenario 2:     Fwd Libor +200, 60% severity, ARMs (55cpr), Fixed (35 HEP)

                                             M1                      M2                        M3                      M5
CDR                                                 19.685                   11.969                    9.863                   6.941
WAL                                                   4.05                     4.93                     6.04                    5.57
Mod Durn                                              3.47                     4.05                     4.67                    4.10
Total Collat Loss (Tranche Life)     91,332,495.23 (14.66%)    59,562,559.46 (9.56%)    50,094,773.93 (8.04%)  36,304,048.77 (5.83%)

Scenario 3:     Fwd Libor +200, 60% severity, ARMs (30cpr), Fixed (15 HEP)

                                             M1                      M2                        M3                     M5
CDR                                                 11.372                    7.397                   6.327                   4.841
WAL                                                   8.38                    10.63                   14.89                   17.45
Mod Durn                                              6.17                      7.2                    8.81                    9.09
Total Collat Loss (Tranche Life)    105,931,693.32 (17.01%)   75,626,928.16 (12.14%)  66,446,535.87 (10.67%)   52,844,993.14 (8.48%)

Scenario 4:     Fwd Libor +300, 60% severity, ARMs (55cpr), Fixed (15 HEP)

                                             M1                      M2                        M3                     M5
CDR                                                 15.438                    8.794                   6.971                   4.564
WAL                                                   5.73                     8.35                   13.49                   16.95
Mod Durn                                               4.4                     5.78                    8.03                    8.91
Total Collat Loss (Tranche Life)     89,456,101.33 (14.36%)    57,278,683.88 (9.20%)   47,119,438.12 (7.56%)   32,532,170.74 (5.22%)

Scenario 5:     Fwd Libor -100, 60% severity, ARMs (55cpr), Fixed (35 HEP)

                                             M1                      M2                        M3                     M5
CDR                                                 20.192                   12.571                   10.48                   7.559
WAL                                                   4.04                     4.88                    5.75                    5.08
Mod Durn                                              3.73                      4.4                       5                    4.27
Total Collat Loss (Tranche Life)     93,264,764.59 (14.97%)    62,189,525.05 (9.98%)   52,897,102.16 (8.49%)   39,278,659.60 (6.31%)


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